Filed Pursuant to Rule 497(c)
1933 Act File No. 033-52154
1940 Act File No. 811-07168

STATEMENT OF ADDITIONAL INFORMATION	February 27, 2015 (As Amended and Restated June 15, 2015)

HENNESSY FUNDS TRUST
7250 Redwood Blvd.
Suite 200
Novato, California  94945
1-800-966-4354
1-415-899-1555

This Statement of Additional Information (“SAI”) relates to the Funds and Classes identified below (each a “Fund” or “Hennessy Fund,” and, collectively, the “Funds” or “Hennessy Funds”).  The SAI is not a prospectus and should be read in conjunction with the current Prospectus of the Funds (the “Fund Prospectus”), dated February 27, 2015, as supplemented from time to time.  A copy of the Fund Prospectus may be obtained by calling or writing to the Funds at the telephone number or address shown above.

DOMESTIC EQUITY	Investor	Institutional
Hennessy Cornerstone Growth Fund	HFCGX	HICGX
Hennessy Focus Fund	HFCSX	HFCIX
Hennessy Cornerstone Mid Cap 30 Fund	HFMDX	HIMDX
Hennessy Cornerstone Large Growth Fund	HFLGX	HILGX
Hennessy Cornerstone Value Fund	HFCVX	HICVX
Hennessy Large Value Fund	HLVFX	HLVIX
Hennessy Total Return Fund	HDOGX

BALANCED & FIXED INCOME
Hennessy Equity and Income Fund	HEIFX	HEIIX
Hennessy Balanced Fund	HBFBX
Hennessy Core Bond Fund	HCBFX	HCBIX

SECTOR & SPECIALTY
Hennessy Gas Utility Fund	GASFX
Hennessy Small Cap Financial Fund	HSFNX	HISFX
Hennessy Large Cap Financial Fund	HLFNX	HILFX
Hennessy Technology Fund	HTECX	HTCIX
Hennessy Japan Fund	HJPNX	HJPIX
Hennessy Japan Small Cap Fund	HJPSX	HJSIX

The Funds’ financial statements, accompanying notes and report of independent registered public accounting firm contained in the annual reports of the Funds, dated October 31, 2014, as filed with the Securities and Exchange Commission on January 8, 2015, are incorporated by reference into this SAI under the Investment Company Act File No. 811-07168.  The Funds’ annual reports are available without charge by calling the Funds at the toll-free telephone number shown above or by visiting the Funds’ website at hennessyfunds.com or on the Securities and Exchange Commission’s website at www.sec.gov.

TABLE OF CONTENTS

FUND HISTORY AND CLASSIFICATION	1
INVESTMENT RESTRICTIONS	4
INVESTMENT CONSIDERATIONS	12
TRUSTEES AND OFFICERS	55
OWNERSHIP OF MANAGEMENT AND PRINCIPAL SHAREHOLDERS	67
MANAGEMENT OF THE FUNDS	83
PORTFOLIO TRANSACTIONS	107
DISCLOSURE OF PORTFOLIO HOLDINGS	113
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION	114
ABANDONED PROPERTY	115
VALUATION OF SHARES	116
ADDITIONAL INFORMATION ABOUT DISTRIBUTIONS AND TAXES	116
DESCRIPTION OF SECURITIES RATINGS	122
ANTI-MONEY LAUNDERING PROGRAM	127
OTHER INFORMATION	128

FUND HISTORY AND CLASSIFICATION

Each of the Funds is a separate investment portfolio or series of Hennessy Funds Trust (“HFT”), a Delaware statutory trust that was organized on September 17, 1992.  The Funds include:

DOMESTIC EQUITY

•	Hennessy Cornerstone Growth Fund (the “Cornerstone Growth Fund”)

•	Hennessy Focus Fund (the “Focus Fund”)

•	Hennessy Cornerstone Mid Cap 30 Fund (the “Cornerstone Mid Cap 30 Fund”)

•	Hennessy Cornerstone Large Growth Fund (the “Cornerstone Large Growth Fund”)

•	Hennessy Cornerstone Value Fund (the “Cornerstone Value Fund”)

•	Hennessy Large Value Fund (the “Large Value Fund”)

•	Hennessy Total Return Fund (the “Total Return Fund”)

BALANCED & FIXED INCOME

•	Hennessy Equity and Income Fund (the “Equity and Income Fund”)

•	Hennessy Balanced Fund (the “Balanced Fund”)

•	Hennessy Core Bond Fund (the “Core Bond Fund”)

SECTOR & SPECIALTY

•	Hennessy Gas Utility Fund (the “Gas Utility Fund”)

•	Hennessy Small Cap Financial Fund (the “Small Cap Financial Fund”)

•	Hennessy Large Cap Financial Fund (the “Large Cap Financial Fund”)

•	Hennessy Technology Fund (the “Technology Fund”)

•	Hennessy Japan Fund (the “Japan Fund”)

•	Hennessy Japan Small Cap Fund (the “Japan Small Cap Fund”).

HFT is an open-end, management investment company registered under the Investment Company Act of 1940 (“1940 Act”).  The Funds are advised by Hennessy Advisors, Inc. (the “Manager”).

The Cornerstone Large Growth Fund is the successor to the Tamarack Large Cap Growth Fund pursuant to a reorganization that took place on March 20, 2009.  Prior to that date, the Cornerstone Large Growth Fund had no investment operations.  The Tamarack Large Cap Growth Fund was managed by RBC Global Asset Management (U.S.) Inc. (formerly known as Voyageur Asset Management Inc.) (“RBC GAM (U.S.)”).  The performance of the Tamarack Large Cap Growth Fund is not relevant to investors because the Tamarack Large Cap Growth Fund did not utilize the investment formula utilized by the Cornerstone Large Growth Fund during that time period.  As a result of the reorganization, holders of the Class A, Class C, Class I, Class R and Class S shares of the Tamarack Large Cap Growth Fund received Investor Class shares of the Cornerstone Large Growth Fund.

The Large Value Fund is the successor to the Tamarack Value Fund pursuant to a reorganization that took place on March 20, 2009.  Prior to that date, the Large Value Fund had no investment operations.  The Tamarack Value Fund was managed by RBC GAM (U.S.) and had the same investment objectives and similar strategies as the Large Value Fund.  As a result of the reorganization, holders of the Class A, Class C, Class R and Class S shares of the Tamarack Value Fund received Investor Class shares of the Large Value Fund.

On September 17, 2009, the Manager completed the acquisition of the assets of SPARX Investment & Research, USA, Inc. (“SPARX USA”) related to the management of the Japan Fund and the Japan Small Cap Fund.  Pursuant to the transaction, the Manager became the investment manager to the Japan Fund and the Japan

Small Cap Fund.  The Manager has retained SPARX Asset Management Co., Ltd. (“SPARX Japan”), located in Tokyo, as the sub-advisor to manage the portfolios of the Japan Fund and the Japan Small Cap Fund.

The Focus Fund, the Equity and Income Fund, the Core Bond Fund, the Gas Utility Fund, the Small Cap Financial Fund, the Large Cap Financial Fund, and the Technology Fund are the successors to the FBR Focus Fund, the FBR Balanced Fund, the FBR Core Bond Fund, the FBR Gas Utility Fund, the FBR Small Cap Financial Fund, the FBR Large Cap Financial Fund, and the FBR Technology Fund (each, a “Predecessor FBR Fund”), respectively, pursuant to a reorganization that took place on October 25, 2012.  Prior to that date, none of the successor funds had any investment operations.  Each Predecessor FBR Fund was managed by FBR Fund Advisers, Inc. (the “Prior FBR Adviser”) and had the same investment objectives and substantially the same strategies as the applicable successor Fund.  As a result of the reorganization, holders of the Investor Class shares of each Predecessor FBR Fund received Investor Class Shares of the applicable successor Fund, and holders of the Institutional Class shares of each Predecessor FBR Fund received Institutional Class Shares of the applicable successor Fund.  The Manager has retained the following entities as sub-advisors to the following funds: (i) Broad Run Investment Management, LLC serves as sub-advisor to the Focus Fund, (ii) Financial Counselors, Inc. serves as sub-advisor to the Equity and Income Fund (fixed income sleeve) and the Core Bond Fund, and (iii) The London Company of Virginia, LLC serves as sub-advisor to the Equity and Income Fund (equity sleeve).

Each of the Funds identified below is a successor to a series of Hennessy Mutual Funds, Inc., a Maryland corporation (“HMFI”), Hennessy SPARX Funds Trust, a Massachusetts business trust (“HSFT”), or The Hennessy Funds, Inc., a Maryland corporation (“HFI”), pursuant to a reorganization that took place after the close of business on February 28, 2014.  Each “predecessor” fund listed below will be referenced in this SAI as the applicable current Fund even though any reference to the applicable fund before February 28, 2014 actually refers to that Fund’s “predecessor” (each a “Predecessor Fund” and, collectively, the “Predecessor Funds”):

•	The Hennessy Cornerstone Growth Fund, a series of HFT, is the successor to the Hennessy Cornerstone Growth Fund, a series of HMFI (referred to herein as the “Cornerstone Growth Fund”);

•	The Hennessy Cornerstone Mid Cap 30 Fund, a series of HFT, is the successor to the Hennessy Cornerstone Mid Cap 30 Fund, a series of HMFI (referred to herein as the “Cornerstone Mid Cap 30 Fund”);

•	The Hennessy Cornerstone Value Fund, a series of HFT, is the successor to the Hennessy Cornerstone Value Fund, a series of HMFI (referred to herein as the “Cornerstone Value Fund”);

•	The Hennessy Total Return Fund, a series of HFT, is the successor to the Hennessy Total Return Fund, a series of HFI (referred to herein as the “Total Return Fund”);

•	The Hennessy Balanced Fund, a series of HFT, is the successor to the Hennessy Balanced Fund, a series of HFI (referred to herein as the “Balanced Fund”);

•	The Hennessy Japan Fund, a series of HFT, is the successor to the Hennessy Japan Fund, a series of HSFT (referred to herein as the “Japan Fund”); and

•	The Hennessy Japan Small Cap Fund, a series of HFT, is the successor to the Hennessy Japan Small Cap Fund, a series of HSFT (referred to herein as the “Japan Small Cap Fund”).

Prior to February 28, 2014, each of the Funds identified above had no investment operations.  As a result of the reorganization, holders of the Investor Class shares of the Predecessor Funds received Investor Class shares of the Funds identified above and holders of the Institutional Class shares of the Predecessor Funds received

Institutional Class shares of the Funds identified above (each Fund identified above is the accounting and performance information successor of the corresponding Predecessor Fund).

The chart below identifies which Funds have diversified portfolios and which Funds do not have diversified portfolios:

Diversified Portfolio	Non-Diversified Portfolio
Cornerstone Growth Fund	Focus Fund
Cornerstone Mid Cap 30 Fund	Total Return Fund
Cornerstone Large Growth Fund	Balanced Fund
Cornerstone Value Fund	Gas Utility Fund
Large Value Fund	Small Cap Financial Fund
Equity and Income Fund	Large Cap Financial Fund
Core Bond Fund	Technology Fund
Japan Fund
Japan Small Cap Fund

Although the Japan Fund is considered a diversified portfolio, it may employ a relatively concentrated investment strategy and may hold securities of fewer issuers than other diversified funds.

Each of the following Funds offer both Investor Class shares and Institutional Class shares (each, a “Class”):

•	Cornerstone Growth Fund
•	Focus Fund
•	Cornerstone Mid Cap 30 Fund
•	Cornerstone Large Growth Fund
•	Cornerstone Value Fund
•	Large Value Fund
•	Equity and Income Fund
•	Core Bond Fund
•	Small Cap Financial Fund
•	Large Cap Financial Fund
•	Technology Fund
•	Japan Fund
•	Japan Small Cap Fund

The Investor Class shares and Institutional Class shares represent an interest in the same assets of a Fund, have the same rights and are identical in all material respects except that (1) Investor Class shares may bear distribution fees and Institutional Class shares are not subject to such fees, (2) Investor Class shares bear shareholder servicing fees payable to the Manager and Institutional Class shares are not subject to such fees, (3) Institutional Class shares are available only to shareholders who invest directly in a Fund, or who invest through a broker-dealer, financial institution or servicing agent that has entered into appropriate arrangements with a Fund and provides services to the Fund, (4) Institutional Class shares have a higher minimum initial investment, and (5) the Board of Trustees may elect to have certain expenses specific to the Investor Class shares or Institutional Class shares be borne solely by the Class to which such expenses are attributable, but any expenses not specifically allocated to the Investor Class shares or Institutional Class shares shall be allocated to each such Class on the basis of the net asset value (sometimes referred to as “NAV”) of that Class in relation to the NAV of the applicable Fund.  The Board of Trustees may classify and reclassify the shares of the Funds into additional classes of shares at a future date.

Effective March 1, 2015, the name of the Gas Utility Fund was amended from “Hennessy Gas Utility Index Fund” to “Hennessy Gas Utility Fund.”

INVESTMENT RESTRICTIONS

CORNERSTONE GROWTH FUND, CORNERSTONE MID CAP 30 FUND, CORNERSTONE VALUE FUND, CORNERSTONE LARGE GROWTH FUND, TOTAL RETURN FUND AND BALANCED FUND

FUNDAMENTAL POLICIES.  The investment restrictions set forth below are fundamental policies of each Fund, which cannot be changed with respect to a Fund without the approval of the holders of the lesser of (i) 67% or more of the Fund’s shares present or represented at a meeting of shareholders at which holders of more than 50% of the Fund’s outstanding shares are present or represented or (ii) more than 50% of the outstanding shares of the Fund.  Unless otherwise indicated, all percentage limitations apply to each Fund on an individual basis, and apply only at the time an investment is made.  A later increase or decrease in percentage resulting from changes in values or net assets will not be deemed to be an investment that is contrary to these restrictions, except for the policies regarding borrowing and illiquid securities or as otherwise noted.

(1)           No Fund will make an investment in any one industry if the investment would cause the aggregate value of the Fund’s investment in such industry to equal or exceed 25% of the Fund’s net assets, except that this policy does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (“U.S. Government Securities”), certificates of deposit and bankers’ acceptances.

(2)           No Fund will purchase securities of any one issuer (except U.S. Government Securities), if as a result at the time of purchase more than 5% of the Fund’s total assets would be invested in such issuer, or the Fund would own or hold 10% or more of the outstanding voting securities of that issuer, except that 25% of the total assets of the Cornerstone Growth Fund, the Cornerstone Mid Cap 30 Fund, the Cornerstone Large Growth Fund and the Cornerstone Value Fund and 50% of the total assets of the Total Return Fund and the Balanced Fund may be invested without regard to this restriction.

(3)           No Fund will purchase securities on margin (except for short-term credit necessary for clearance of Fund transactions), or write put or call options, except that each of the Cornerstone Growth Fund, the Cornerstone Mid Cap 30 Fund, the Cornerstone Large Growth Fund and the Cornerstone Value Fund may use options or futures strategies and may make margin deposits in connection with its use of options, futures contracts and options on futures contracts.

(4)           Neither the Total Return Fund nor the Balanced Fund will purchase or sell commodities or commodity contracts.  None of the Cornerstone Growth Fund, the Cornerstone Mid Cap 30 Fund, the Cornerstone Large Growth Fund and the Cornerstone Value Fund will purchase commodities or commodity contracts, except to the extent described in the Fund Prospectus and this SAI with respect to futures and related options.

(5)           No Fund will underwrite securities of other issuers except insofar as the Fund technically may be deemed to be an underwriter under the Securities Act of 1933, as amended (“1933 Act”), in selling portfolio securities.

(6)           None of the Cornerstone Growth Fund, the Cornerstone Mid Cap 30 Fund, the Cornerstone Large Growth Fund and the Cornerstone Value Fund will purchase or sell real estate, except that, to the extent permitted by applicable law, each of these Funds may invest in securities secured by real estate or interests therein or issued by companies that invest in real estate or interests therein.  Neither the Total Return Fund nor the Balanced Fund will purchase or sell real estate or real estate mortgage loans or will invest in real estate limited partnerships.

(7)           Except as otherwise set forth below, no Fund will make loans, provided that for purposes of this restriction, the acquisition of bonds, debentures or other corporate debt securities and investments in government obligations, short-term commercial paper and commercial paper master notes, certificates of deposit, bankers’

acceptances and other fixed income securities as described in the Fund Prospectus and this SAI shall not be deemed to be the making of a loan.  The Funds may enter into repurchase agreements and each of the Cornerstone Growth Fund, the Cornerstone Mid Cap 30 Fund, the Cornerstone Large Growth Fund and the Cornerstone Value Fund may make loans of Fund securities, provided that entering into repurchase agreements and lending of Fund securities may be made only in accordance with applicable law, the Fund Prospectus and this SAI, as they may be amended from time to time.

(8)           None of the Cornerstone Growth Fund, the Cornerstone Mid Cap 30 Fund, the Cornerstone Large Growth Fund, the Cornerstone Value Fund and the Balanced Fund will borrow money or issue senior securities, except that each of the Cornerstone Growth Fund, the Cornerstone Mid Cap 30 Fund and the Cornerstone Value Fund may borrow an amount up to 33-1/3% of its total assets and the Balanced Fund may borrow an amount up to 10% of its total assets from banks for extraordinary or emergency purposes such as meeting anticipated redemptions, and may pledge its assets in connection with such borrowing.  Neither the Total Return Fund nor the Balanced Fund will pledge or hypothecate its assets, except to secure permitted borrowings.  None of the Cornerstone Growth Fund, the Cornerstone Mid Cap 30 Fund, the Cornerstone Large Growth Fund and the Cornerstone Value Fund may pledge its assets other than to secure such borrowings or, to the extent permitted by the Funds’ investment policies as set forth in the Fund Prospectus and this SAI, as they may be amended from time to time, in connection with hedging transactions, short-sales, when-issued and forward commitment transactions and similar investment strategies.  For purposes of this restriction, the deposit of initial or maintenance margin in connection with futures contracts will not be deemed to be a pledge of the assets of the Funds. The Balanced Fund will not purchase any portfolio securities so long as any borrowed amounts remain outstanding.  The Total Return Fund may borrow money or issue senior securities to the extent permitted by the 1940 Act and the regulations, rules, and guidance issued by the SEC and its staff thereunder.

(9)           Neither the Total Return Fund nor the Balanced Fund will make investments for the purpose of exercising control or management of any company.

(10)           Neither the Total Return Fund nor the Balanced Fund will make short sales of securities or maintain a short position.

(11)           Neither the Total Return Fund nor the Balanced Fund will purchase or sell any interest in any oil, gas or other mineral exploration or development program, including any oil, gas or mineral leases.

OTHER INVESTMENT RESTRICTIONS.  The following investment restrictions (or operating policies) may be changed with respect to a Fund by the Board of Trustees without shareholder approval.

(1)           No Fund will invest in illiquid securities if at the time of acquisition more than 15% of its net assets would be invested in such securities.  “Illiquid securities” are securities that cannot be readily resold because of legal or contractual restrictions or that cannot otherwise be marketed, redeemed or put to the issuer or a third party, that do not mature within seven days, or that the Manager (as defined in “MANAGEMENT OF THE FUNDS,” below), in accordance with guidelines approved by the Board of Trustees, has not determined to be liquid and includes, among other things, repurchase agreements maturing in more than seven days.  Securities purchased in accordance with Rule 144A under the 1933 Act and determined to be liquid by the Board of Trustees are not subject to the limitations set forth in this investment restriction.

(2)           In accordance with the requirements of Rule 35d-1 under the 1940 Act, it is a non-fundamental policy of each of the Cornerstone Large Growth Fund and the Cornerstone Mid Cap 30 Fund to normally invest at least 80% of the value of its net assets in the particular type of investment suggested by the Fund’s name.  If the Trust’s Board of Trustees determines to change this non-fundamental policy for either of the Cornerstone Large Growth Fund or the Cornerstone Mid Cap 30 Fund, the Fund will provide 60 days prior notice to the shareholders before implementing the change of policy.  Any such notice will be provided in plain English in a separate written document containing the following prominent statement in bold-face type:  “Important Notice

Regarding Change in Investment Policy.”  If the notice is included with other communications to shareholders, the aforementioned statement will also be included on the envelope in which the notice is delivered.

(3)           No Fund will purchase the securities of other investment companies except to the extent such purchases are permitted by applicable law.

(4)           No Fund will acquire or retain any security issued by a company, an officer or director of which is an officer or Trustee of the Funds or an officer, director or other affiliated person of the Manager.

(5)           None of the Cornerstone Growth Fund, the Cornerstone Mid Cap 30 Fund, the Cornerstone Large Growth Fund or the Cornerstone Value Fund will make investments for the purpose of exercising control or management of any company.

(6)           None of the Cornerstone Growth Fund, the Cornerstone Mid Cap 30 Fund, the Cornerstone Large Growth Fund or the Cornerstone Value Fund will make short sales of securities or maintain a short position, except to the extent permitted by applicable law.

(7)           None of the Cornerstone Growth Fund, the Cornerstone Mid Cap 30 Fund, the Cornerstone Large Growth Fund or the Cornerstone Value Fund will write, purchase or sell puts, call straddles, spreads or combinations thereof, except to the extent permitted in the Fund Prospectus and this SAI, as they may be amended from time to time.

(8)           Neither the Total Return Fund nor the Balanced Fund will invest in securities of any issuer that has a record of less than three years of continuous operation, including the operation of any predecessor business of a company that came into existence as a result of a merger, consolidation, reorganization or purchase of substantially all of the assets of such predecessor business.

(9)           The Cornerstone Growth Fund will not (a) purchase any securities that are restricted from sale to the public without registration under the 1933 Act, (b) use options or futures strategies, (c) purchase securities secured by real estate or issued by companies that invest in real estate, (d) lend its portfolio securities, (e) purchase securities while it has outstanding borrowings, or (f) purchase any interest in any oil, gas or any other mineral exploration or development program.

LARGE VALUE FUND

FUNDAMENTAL POLICIES.  The investment restrictions set forth below are fundamental policies of the Large Value Fund, which cannot be changed without the approval of the holders of the lesser of (i) 67% or more of the Fund’s shares present or represented at a meeting of shareholders at which holders of more than 50% of the Fund’s outstanding shares are present or represented or (ii) more than 50% of the outstanding shares of the Fund.  Unless otherwise indicated, all percentage limitations apply to the Large Value Fund on an individual basis, and apply only at the time an investment is made.  A later increase or decrease in percentage resulting from changes in values or net assets will not be deemed to be an investment that is contrary to these restrictions, except for the policies regarding borrowing and illiquid securities or as otherwise noted.

(1)           The Large Value Fund has elected to be classified as a diversified series of an open-end management investment company and will invest its assets only in a manner consistent with this classification under applicable law.

(2)           The Large Value Fund will not make an investment in any one industry if the investment would cause the aggregate value of the Fund’s investment in such industry to equal or exceed 25% of the Fund’s net assets, except that this policy does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, certificates of deposit and bankers’ acceptances.

(3)           The Large Value Fund will not purchase or sell physical commodities or contracts relating to physical commodities, except as permitted under the 1940 Act and the regulations, rules, and guidance issued by the SEC and its staff thereunder.

(4)           The Large Value Fund will not underwrite securities of other issuers except insofar as the Fund technically may be deemed to be an underwriter under the Securities Act of 1933, as amended, in selling portfolio securities.

(5)           The Large Value Fund will not purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may invest in securities secured by real estate or interests therein or issued by companies that invest in real estate or interests therein.

(6)           The Large Value Fund will not make loans, except as permitted under, or to the extent not prohibited by, the 1940 Act and the regulations, rules, and guidance issued by the SEC and its staff thereunder.

(7)           The Large Value Fund will not borrow money or issue senior securities, except as permitted under the 1940 Act and the regulations, rules, and guidance issued by the SEC and its staff thereunder.

OTHER INVESTMENT RESTRICTIONS.  The following investment restrictions (or operating policies) may be changed with respect to the Large Value Fund by the Board of Trustees without shareholder approval.

(1)           The Large Value Fund will not invest in illiquid securities if at the time of acquisition more than 15% of its net assets would be invested in such securities.  “Illiquid securities” are securities that cannot be readily resold because of legal or contractual restrictions or that cannot otherwise be marketed, redeemed or put to the issuer or a third party, that do not mature within seven days, or that the Manager, in accordance with guidelines approved by the Board of Trustees, has not determined to be liquid and includes, among other things, repurchase agreements maturing in more than seven days.  Securities purchased in accordance with Rule 144A under the 1933 Act and determined to be liquid by the Board of Trustees are not subject to the limitations set forth in this investment restriction.

(2)           The Large Value Fund will not purchase the securities of other investment companies except to the extent such purchases are permitted by applicable law.

(3)           The Large Value Fund will not acquire or retain any security issued by a company, an officer or director of which is an officer or trustee of the Funds (as defined in “TRUSTEES AND OFFICERS” below) or an officer, director or other affiliated person of the Manager.

(4)           The Large Value Fund will not make investments for the purpose of exercising control or management of any company.

JAPAN FUND AND JAPAN SMALL CAP FUND

FUNDAMENTAL POLICIES.  The investment restrictions set forth below are fundamental policies of each of the Japan Fund and the Japan Small Cap Fund, which cannot be changed with respect to a Fund without the approval of the holders of the lesser of (i) 67% or more of the Fund’s shares present or represented at a meeting of shareholders at which holders of more than 50% of the Fund’s outstanding shares are present or represented or (ii) more than 50% of the outstanding shares of the Fund.  Unless otherwise indicated, all percentage limitations apply to each of the Japan Fund and the Japan Small Cap Fund on an individual basis, and apply only at the time an investment is made.  A later increase or decrease in percentage resulting from changes in values or net assets will not be deemed to be an investment that is contrary to these restrictions, except for the policies regarding borrowing and illiquid securities or as otherwise noted.

(1)           Neither the Japan Fund nor the Japan Small Cap Fund will invest more than 5% of its assets in the obligations of any single issuer, except that up to 25% of the value of a Fund’s total assets may be invested without regard to any such limitation and that this policy does not apply to U.S. Government Securities.

(2)           The Japan Fund will not invest more than 25% of its net assets in the securities of issuers in any single industry, provided that there shall be no limitation on the purchase of U.S. Government Securities.

(3)           The Japan Small Cap Fund will not purchase the securities of issuers in the same industry (other than U.S. Government Securities) if immediately after such purchase more than 25% of the value of the Fund’s net assets are invested in the securities of issuers in any single industry.

(4)           Neither the Japan Fund nor the Japan Small Cap Fund will invest in commodities or commodities contracts, except that a Fund may enter into forward contracts, options, futures contracts, options on futures contracts, swap agreements and other derivatives.

(5)           Neither the Japan Fund nor the Japan Small Cap Fund will purchase, hold or deal in real estate, or oil, gas or other mineral leases or exploration or development programs, but a Fund may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate or real estate investment trusts (including mortgage-related securities).

(6)           Neither the Japan Fund nor the Japan Small Cap Fund will borrow money or issue senior securities, except to the extent permitted under the 1940 Act, and provided that the entry into forward contracts, options, futures contracts, options on futures contracts, swap agreements and other derivatives and effecting short sales shall not constitute borrowing or the issuance of senior securities.

(7)           Neither the Japan Fund nor the Japan Small Cap Fund will lend securities or make loans to others, except to the extent permitted under the 1940 Act and the regulations, rules, and guidance issued by the Securities and Exchange Commission (the “SEC”) and its staff thereunder, and provided that this limitation does not apply to the purchase of debt obligations and the entry into repurchase agreements.

(8)           Neither the Japan Fund nor the Japan Small Cap Fund will act as an underwriter of securities of other issuers, except to the extent a Fund may be deemed an underwriter under the 1933 Act by virtue of disposing of portfolio securities.

(9)           Neither the Japan Fund nor the Japan Small Cap Fund will purchase securities on margin, except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities, but a Fund may make margin deposits in connection with transactions in forward contracts, options, futures contracts, and options on futures contracts, and provided that effecting short sales will be deemed not to constitute a margin purchase.

The percentage of assets invested in an industry will be determined by reference to the 33 industry groups of the Securities Identification Code Committee, which are adopted by the various stock exchanges in Japan, including the Tokyo Stock Exchange as well as the JASDAQ Securities Exchange.

OTHER INVESTMENT RESTRICTIONS.  The following investment restrictions (or operating policies) may be changed with respect to the Japan Fund or the Japan Small Cap Fund without shareholder approval.

(1)           Neither the Japan Fund nor the Japan Small Cap Fund will invest in the securities of a company for the purpose of exercising management or control.

(2)           Neither the Japan Fund nor the Japan Small Cap Fund will purchase securities of other investment companies, except to the extent permitted under the 1940 Act and the regulations, rules, and guidance issued by the SEC and its staff thereunder.

(3)           Neither the Japan Fund nor the Japan Small Cap Fund will pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the purchase of securities on a forward commitment, when-issued or delayed-delivery basis and the deposit of assets in escrow in connection with writing covered put and call options and collateral and initial or variation margin arrangements with respect to permitted transactions.

(4)           Neither the Japan Fund nor the Japan Small Cap Fund will purchase illiquid securities if, as a result, more than 15% of its net assets would be invested in such securities.

Under normal circumstances, each of the Japan Fund and the Japan Small Cap Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, (1) for the Japan Fund, in equity securities of Japanese companies, and (2) for the Japan Small Cap Fund, in equity securities of smaller capitalization Japanese companies (as defined in the Fund Prospectus).  If the Board of Trustees determines to change this non-fundamental policy for the Japan Fund or the Japan Small Cap Fund, the Fund will provide 60 days prior notice to the shareholders before implementing the change of policy.  Any such notice will be provided in plain English in a separate written document containing the following prominent statement in bold-face type:  “Important Notice Regarding Change in Investment Policy.”  If the notice is included with other communications to shareholders, the aforementioned statement will also be included on the envelope in which the notice is delivered.

FOCUS FUND, LARGE CAP FINANCIAL FUND, SMALL CAP FINANCIAL FUND, TECHNOLOGY FUND, EQUITY AND INCOME FUND AND CORE BOND FUND

FUNDAMENTAL POLICIES.  The investment restrictions set forth below are fundamental policies of each of the Funds, which cannot be changed without the approval of the holders of the lesser of (i) 67% or more of the Fund’s shares present or represented at a meeting of shareholders at which holders of more than 50% of the Fund’s outstanding shares are present or represented or (ii) more than 50% of the outstanding shares of the Fund.  Unless otherwise indicated, all percentage limitations apply to a Fund on an individual basis.

The Funds may not:

1.           Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

2.           Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).  Investments by a Fund in securities backed by mortgages on real estate or in marketable securities of companies engaged in such activities are not hereby precluded.

3.           Issue any senior security as defined in the 1940 Act, except that (a) a Fund may engage in transactions that may result in the issuance of senior securities to the extent permitted under applicable regulations and interpretations of the 1940 Act or an exemptive order, (b) a Fund may acquire other securities, the acquisition of which may result in the issuance of a senior security, to the extent permitted under applicable regulations or interpretations of the 1940 Act, (c) subject to the restrictions set forth below, a Fund may borrow money as authorized by the 1940 Act.  (As of the date of this SAI, the 1940 Act permits a Fund to borrow money from banks provided that it maintains continuous asset coverage of at least 300% of all amounts borrowed.  For purposes of this investment restriction, entry into the following transactions shall not constitute senior securities to the extent the Fund covers the transaction or maintains sufficient liquid assets in accordance with applicable requirements:

when-issued securities transactions, forward roll transactions, short sales, forward commitments, futures contracts and reverse repurchase agreements. In addition, hedging transactions in which the Fund may engage and similar investment strategies are not treated as senior securities for purposes of this investment restriction.)

4.           Borrow money, except that as a temporary measure a Fund may borrow money to facilitate redemptions.  Such a borrowing may be in an amount not to exceed 33-1/3% of the value of the Fund’s total assets at the time of borrowing.

5.           Lend any security or make any other loan if, as a result, more than 33-1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of publicly issued debt securities or to repurchase agreements.

6.           Underwrite securities issued by others, except to the extent that a Fund may be considered an underwriter within the meaning of the Securities Act of 1933, as amended, in the disposition of restricted securities.

7.           With respect to 50% of its total assets, purchase the securities of any issuer (other than U.S. Government Securities if, as a result, (a) more than 5% of the Fund’s total assets would be invested in the securities of that issuer or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

8.           Purchase the securities of any issuer if, as a result, more than 25% of the net assets would be invested in the securities of one or more conducting their principal business activities in the same industry, except that (a) with respect to the Large Cap Financial Fund and the Hennessy Small Cap Financial Fund, purchase the securities of any issuer if, as a result, less than 25% of a Fund’s net assets would be invested in the securities of issuers principally engaged in the financial services group of industries; and (b) with respect to the Technology Fund, purchase the securities of any issuer if, as a result, less than 25% of the Fund’s net assets would be invested in the securities of issuers principally engaged in the technology group of  industries.

These limitations do not apply to U.S. Government Securities.

GAS UTILITY FUND

FUNDAMENTAL POLICIES.  The investment restrictions set forth below are fundamental policies of the Gas Utility Fund, which cannot be changed without the approval of the holders of the lesser of (i) 67% or more of the Fund’s shares present or represented at a meeting of shareholders at which holders of more than 50% of the Fund’s outstanding shares are present or represented or (ii) more than 50% of the outstanding shares of the Fund.  Unless otherwise indicated, all percentage limitations apply to the Fund on an individual basis.

The Fund may not:

1.           Issue senior securities.

2.           Make short sales of securities or purchase securities on margin.

3.           Borrow money except as a temporary measure to facilitate redemptions.  Such borrowing may not exceed 30% of the Fund’s total assets, taken at current value, before such borrowing.  The Fund may not purchase securities if a borrowing by the Fund is outstanding.

4.           Underwrite securities of any other issuer, nor purchase or sell restricted securities.

5.           Purchase or sell real estate or real estate mortgage loans.

6.           Buy or sell commodities or futures contracts.

7.           Purchase the securities of any issuer if, as a result, more than 25% of the total assets would be invested in oil, gas or other mineral leases.

8.           Make loans except through repurchase agreements provided the borrower maintains collateral equal to at least 100% of the value of the borrowed security, and marked to market daily.

9.           Purchase securities of any issuer if, as a result of such a purchase, such securities would account for more than 5% of the Fund’s assets.

10.           Purchase the securities of any issuer if, as a result, less than 25% of the Fund’s net assets would be invested in the securities of issuers principally engaged in the utilities industry.

These limitations do not apply to securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities.

FOCUS FUND, GAS UTILITY FUND, LARGE CAP FINANCIAL FUND, SMALL CAP FINANCIAL FUND, TECHNOLOGY FUND, EQUITY AND INCOME FUND AND CORE BOND FUND

OTHER INVESTMENT RESTRICTIONS.  The following investment restrictions (or operating policies) may be changed with respect to the Funds by the Board of Trustees without shareholder approval:

1.           No Fund will invest more than 15% of its net assets in illiquid securities.  Illiquid securities are securities that are not readily marketable or cannot be disposed of promptly within seven days and in the usual course of business at approximately the price at which a Fund has valued them.  Such securities include, but are not limited to, time deposits and repurchase agreements with maturities longer than seven days.  Securities that may be resold under Rule 144A promulgated under the 1933 Act, securities offered pursuant to Section 4(2) of the 1933 Act, or securities otherwise subject to restrictions on resale under the 1933 Act (“Restricted Securities”), shall not be deemed illiquid solely by reason of being unregistered.  The Manager determines whether a particular security is deemed to be liquid based on the trading markets for the specific security and other factors.

2.           No Fund will purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment program of the Fund.

3.           The Gas Utility Fund may not invest in warrants.

GENERAL

The policies and limitations listed above supplement those set forth in the Fund Prospectus.  Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a Fund’s assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the Fund’s acquisition of such security or other asset except in the case of borrowing (or other activities that may be deemed to result in the issuance of a “senior security” under the 1940 Act).  Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the Fund’s investment policies and limitations.  If the value of a Fund’s holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Board of Trustees will consider what actions, if any, are appropriate to maintain adequate liquidity.

INVESTMENT CONSIDERATIONS

The Funds’ Prospectus describes the principal investment strategies and risks of the Funds.  This section expands upon that discussion and also describes non-principal investment strategies and risks of the Funds.

CORNERSTONE GROWTH FUND, CORNERSTONE MID CAP 30 FUND, CORNERSTONE VALUE FUND, CORNERSTONE LARGE GROWTH FUND, LARGE VALUE FUND, TOTAL RETURN FUND AND BALANCED FUND

DOW JONES INDUSTRIAL AVERAGE (Total Return Fund and Balanced Fund).  The Funds invest in stocks in the Dow Jones Industrial Average (the “DJIA”).  The DJIA consists of the following 30 common stocks:

Company	Exchange	Symbol	Industry
3M Company	NYSE	MMM	Conglomerate
American Express Company	NYSE	AXP	Consumer finance
AT&T, Inc.	NYSE	T	Telecommunication
Boeing Company	NYSE	BA	Aerospace and defense
Caterpillar Inc.	NYSE	CAT	Construction and mining equipment
Chevron Corporation	NYSE	CVX	Oil & gas
Cisco Systems, Inc.	NASDAQ	CSCO	Computer networking
Coca-Cola Company	NYSE	KO	Beverages
E. I. du Pont de Nemours and Co	NYSE	DD	Chemical industry
Exxon Mobil Corporation	NYSE	XOM	Oil & gas
General Electric Company	NYSE	GE	Conglomerate
Goldman Sachs Group, Inc.	NYSE	GS	Banking, Financial Services
Home Depot, Inc.	NYSE	HD	Home improvement retailer
Intel Corporation	NASDAQ	INTC	Semiconductors
International Business Machines Corporation	NYSE	IBM	Computers and technology
Johnson & Johnson	NYSE	JNJ	Pharmaceuticals
JPMorgan Chase & Co.	NYSE	JPM	Banking
McDonald’s Corp.	NYSE	MCD	Fast food
Merck & Co. Inc.	NYSE	MRK	Pharmaceuticals
Microsoft Corporation	NASDAQ	MSFT	Software
Nike, Inc.	NYSE	NKE	Apparel
Pfizer Inc.	NYSE	PFE	Pharmaceuticals
Procter & Gamble Company	NYSE	PG	Consumer goods
Travelers Companies, Inc.	NYSE	TRV	Insurance
UnitedHealth Group Incorporated	NYSE	UNH	Managed health care
United Technologies Corp.	NYSE	UTX	Conglomerate
Verizon Communications Inc.	NYSE	VZ	Telecommunication
Visa Inc.	NYSE	V	Consumer banking
Wal-Mart Stores Inc.	NYSE	WMT	Retail
Walt Disney Company	NYSE	DIS	Broadcasting and entertainment

The DJIA is the property of Dow Jones & Company, Inc.  Dow Jones & Company, Inc. is not affiliated with either Fund or the Funds’ investment adviser.  Dow Jones & Company, Inc. has not participated in any way in the creation of the Funds or in the selection of stocks included in the Funds and has not approved any information included herein related thereto.

The first DJIA, consisting of 12 stocks, was published in The Wall Street Journal in 1896.  The list grew to 20 stocks in 1916 and to 30 stocks on October 1, 1928.  Dow Jones & Company, Inc. from time to time changes the stocks comprising the DJIA, although such changes are infrequent.

The investment strategies of each of the Total Return Fund and the Balanced Fund are unlikely to be affected by the requirement that it not concentrate its investments since currently no more than three companies in the DJIA are engaged primarily in any one industry.  Similarly, each of these Fund’s investment strategies is unlikely to be materially affected by the requirement that it meet the diversification requirements of the Internal Revenue Code of 1986, as amended (the “Code”) since each of these Funds will have approximately 50% of its assets invested in U.S. Treasury securities and the remainder of its assets divided among at least ten stocks.  However, the diversification requirement for each of the Total Return Fund and the Balanced Fund may preclude it from effecting a purchase otherwise dictated by its investment strategy.  Finally, because of the requirements of the 1940 Act, each of these Funds will not invest more than 5% of its total assets in the common stock of any issuer that derives more than 15% of its revenues from securities-related activities.  From time to time, this requirement may preclude each of the Total Return Fund and the Balanced Fund from effecting a purchase otherwise dictated by its investment strategy.

SPECIAL CONSIDERATION RELATING TO DEPOSITARY RECEIPTS.  As noted in the Fund Prospectus, the Cornerstone Growth Fund and the Cornerstone Value Fund may each invest in the securities of foreign issuers, including American Depository Receipts (“ADRs”).  Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets.  ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities.  For purposes of the investment policies of the Cornerstone Growth Fund and the Cornerstone Value Fund, ADRs are deemed to have the same classification as the underlying securities they represent.  Thus, an ADR evidencing ownership of common stock will be treated as common stock.

Such investments may involve risks that are in addition to the usual risks inherent in domestic investments.  The value of the foreign investments of the Cornerstone Growth Fund and the Cornerstone Value Fund may be significantly affected by changes in currency exchange rates and these Funds may incur costs in converting securities denominated in foreign currencies to U.S. dollars.  Although these Funds intend to invest in securities of foreign issuers domiciled in nations that the Funds’ investment adviser considers as having stable and friendly governments, there is the possibility of expropriation, confiscatory taxation, currency blockage or political or social instability that could affect investments in those nations.

Many of the foreign securities held in the form of ADRs by the Cornerstone Growth Fund and the Cornerstone Value Fund are not registered with the SEC, nor are the issuers thereof subject to SEC reporting requirements.  Accordingly, there may be less publicly available information concerning foreign issuers of securities held by the Cornerstone Growth Fund and the Cornerstone Value Fund than is available concerning U.S. companies.  Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory requirements comparable to those applicable to U.S. companies.

Investment income on certain foreign securities may be subject to foreign withholding or other taxes that could reduce the return on these securities.  Tax treaties between the U.S. and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the Cornerstone Growth Fund and the Cornerstone Value Fund would be subject.

ILLIQUID SECURITIES.  Each of the Cornerstone Growth Fund, the Cornerstone Mid Cap 30 Fund, the Cornerstone Large Growth Fund and the Cornerstone Value Fund may invest up to 15% of its net assets in illiquid securities, although it is not expected that any of these Funds will invest in illiquid securities.

The Cornerstone Growth Fund will not purchase restricted securities.  Restricted securities may be sold only in privately negotiated transactions or in public offerings with respect to which a registration statement is in effect under the 1933 Act.  Where registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time such Fund may be permitted to sell a security under an effective registration statement.  If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than prevailed when it decided to sell.

In recent years, a large institutional market has developed for certain securities that are not registered under the 1933 Act, including securities sold in private placements, repurchase agreements, commercial paper, foreign securities and corporate bonds and notes.  These instruments are often restricted securities because the securities are sold in transactions not requiring registration.  Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend either on an efficient institutional market in which such unregistered securities can be readily resold or on an issuer’s ability to honor a demand for repayment.  Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

Rule 144A under the 1933 Act establishes a safe harbor from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers.  Institutional markets for restricted securities that might develop as a result of Rule 144A could provide both readily ascertainable values for restricted securities and the ability to liquidate an investment to satisfy share redemption orders.  Such markets might include automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the Financial Industry Regulatory Authority.  An insufficient number of qualified buyers interested in purchasing Rule 144A eligible restricted securities held by a Fund, however, could affect adversely the marketability of securities of such Fund and the Fund might be unable to dispose of such securities promptly or at favorable prices.

The Board of Trustees has delegated the function of making day-to-day determinations of liquidity to the Manager pursuant to guidelines approved by the Board.  The Manager takes into account a number of factors in reaching liquidity decisions, including, but not limited to, (i) the frequency of trades for the security, (ii) the number of dealers that make quotes for the security, (iii) the number of dealers that have undertaken to make a market in the security, (iv) the number of other potential purchasers, and (v) the nature of the security and how trading is effected (e.g., the time needed to sell the security, how bids are solicited and the mechanics of transfer).  The Manager monitors the liquidity of restricted securities in the Cornerstone Mid Cap 30 Fund, the Cornerstone Large Growth Fund and the Cornerstone Value Fund and reports periodically on such decisions to the Board of Trustees.

REPURCHASE AGREEMENTS.  Each Fund may enter into repurchase agreements, a form of lending.  Under repurchase agreements, a Fund purchases and simultaneously contracts to resell securities at an agreed upon time and price.  This results in a fixed rate of return for the Fund insulated from market fluctuations during such period.  Repurchase agreements maturing in more than seven days are considered illiquid securities.  The aggregate value of all of a Fund’s repurchase agreements may not exceed 33-1/3% of the value of the Fund’s total assets.

Specifically, a Fund may enter into a repurchase agreement through which an investor (such as the Fund) repurchases a security (known as the “underlying security”) from a well-established securities dealer or bank that is a member of the Federal Reserve System.  Any such dealer or bank will be on the Fund’s approved list.  Each Fund intends to enter into repurchase agreements only with banks and dealers in transactions believed by the Manager to present minimum credit risks in accordance with guidelines established by the Fund’s Board of Trustees.  The Manager will review and monitor the creditworthiness of those institutions under the Board’s general supervision.

At the time of entering into the repurchase agreement, the bank or securities dealer agrees to repurchase the underlying security at the same price, plus specified interest.  Repurchase agreements are generally for a short period of time, often less than a week.  Repurchase agreements that do not provide for payment within seven days will be treated as illiquid securities.  Each Fund will only enter into repurchase agreements where (i) the underlying securities are of the type (excluding maturity limitations) that the Fund’s investment guidelines would allow it to purchase directly, (ii) the market value of the underlying security will at all times be equal to at least 102% of the value of the repurchase agreement, and (iii) payment for the underlying security is made only upon physical delivery or evidence of book-entry transfer to the account of the Fund’s custodian or a bank acting as agent.  In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying security and losses, including (1) possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto, (2) possible subnormal levels of income and lack of access to income during this period, and (3) expenses of enforcing its rights.

LENDING OF FUND SECURITIES.  In accordance with applicable law, each of the Cornerstone Mid Cap 30 Fund, the Cornerstone Large Growth Fund and the Cornerstone Value Fund, to earn additional income, may lend portfolio securities (representing not more than 33-1/3% of its total assets) to banks, broker-dealers or financial institutions that the Manager deems qualified, but only when the borrower maintains with each of these Fund’s custodian bank collateral either in cash or money market instruments in an amount equal to at least 102% of the market value of the securities loaned, determined on a daily basis and adjusted accordingly.  There may be risks of delay in recovery of the securities and capital or even loss of rights in the collateral should the borrower of the securities default on its obligation to return borrowed securities because of insolvency or otherwise.  However, loans will only be made to borrowers deemed by the Manager to be of good standing and when, in the judgment of the Manager, the consideration that can be earned currently from such securities loans justifies the attendant risk.  All relevant facts and circumstances, including the creditworthiness of the broker, dealer or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Board of Trustees.  During the period of the loan, the Manager will monitor all relevant facts and circumstances, including the creditworthiness of the borrower.  Each of the Cornerstone Mid Cap 30 Fund, the Cornerstone Large Growth Fund and the Cornerstone Value Fund will retain authority to terminate any loan at any time.  Each of these Funds may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or money market instruments held as collateral to the borrower or placing broker.  Each of the Cornerstone Mid Cap 30 Fund, the Cornerstone Large Growth Fund and the Cornerstone Value Fund will receive reasonable interest on the loan or a flat fee from the borrower and amounts equivalent to any dividends, interest or other distributions on the securities loaned.  Each of these Funds will retain record ownership of loaned securities to exercise beneficial rights, such as voting and subscription rights and rights to dividends, interest or other distributions, when regaining such rights is considered to be in the Fund’s interest.

CASH AND SHORT-TERM SECURITIES.  Each Fund may temporarily invest a portion of its total assets in cash or liquid short-term securities pending investment of such assets in securities in accordance with the Fund’s investment strategy, or to pay expenses or meet redemption requests.  The Manager generally will not use investments in cash and short-term securities for temporary defensive purposes.

Short-term securities in which the Funds may invest include certificates of deposit, commercial paper or commercial paper master notes rated, at the time of purchase, A-1 or A-2 by Standard & Poor’s Corporation (“Standard & Poor’s”) or Prime-1 or Prime-2 by Moody’s Investors Service, Inc. (“Moody’s”), U.S. Government Securities, repurchase agreements involving such securities and shares of money market mutual funds.  Commercial paper master notes are demand instruments without a fixed maturity bearing interest at rates that are fixed to known lending rates and automatically adjusted when such lending rates change.

With respect to money market mutual funds, in addition to the advisory fees and other expenses the Funds bear directly in connection with their own operations, as a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company’s advisory fees and other expenses, and such fees and other expenses will be borne indirectly by that Fund’s shareholders.

The Manager does not expect assets invested in cash or liquid short-term securities to exceed 5% of any Fund’s total assets at any time except during rebalance periods or when shareholder and/or redemption activity is excessive.

BORROWING.  Each of the Funds, except the Total Return Fund, may borrow money from banks for extraordinary or emergency purposes such as meeting anticipated redemptions, and may pledge assets in connection with such borrowing.  Each of the Cornerstone Growth Fund, the Cornerstone Mid Cap 30 Fund, the Cornerstone Large Growth Fund and the Cornerstone Value Fund may borrow for such purposes in an amount up to 33% of its total assets, while the Balanced Fund may borrow for such purposes in an amount up to 10% of its total assets.  The borrowing policy is a fundamental policy of each of these Funds, which cannot be changed with respect to a Fund without shareholder approval as described in “INVESTMENT RESTRICTIONS” above.

The Total Return Fund intends to borrow for investment purposes.  Borrowing for investment is known as leveraging.  Leveraging investments, by purchasing securities with borrowed money, is a speculative technique, which increases investment risk, but also increases investment opportunity.  Since approximately half of the Total Return Fund’s assets will fluctuate in value, whereas the interest obligations on borrowings may be fixed, the net asset value per share of the Total Return Fund when it leverages its investments will increase more when the Total Return Fund’s portfolio assets increase in value and decrease more when the Total Return Fund’s portfolio assets decrease in value than would otherwise be the case.  Moreover, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the returns on the borrowed funds.  Under adverse conditions, the Total Return Fund might have to sell portfolio securities to meet interest or principal payments at a time investment considerations would not favor such sales.  The Total Return Fund intends to use leverage whenever it is able to borrow on terms considered by its investment adviser to be reasonable.

As required by the 1940 Act, the Total Return Fund must maintain continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of 300% of all amounts borrowed.  If, at any time, the value of the Total Return Fund’s assets should fail to meet this 300% coverage test, the Total Return Fund, within three days (not including Sundays and holidays), will reduce the amount of the Total Return Fund’s borrowings to the extent necessary to meet this 300% coverage.  Maintenance of this percentage limitation may result in the sale of portfolio securities at a time when investment considerations otherwise indicate that it would be disadvantageous to do so.  Borrowing from a bank as a temporary measure for extraordinary or emergency purposes are not subject to the foregoing 300% asset coverage requirement.

The Total Return Fund may enter into reverse repurchase agreements, which are considered to be borrowings under the 1940 Act.  Under a reverse repurchase agreement, the Total Return Fund sells portfolio securities and agrees to repurchase them at an agreed-upon future date and price.  When the Total Return Fund enters into a reverse repurchase agreement, it will maintain a sufficient level of assets to cover the reverse repurchase agreement, in accordance with the 1940 Act and related guidance issued by the SEC.  Reverse repurchase agreements involve the risk that the market value of the securities sold by the Total Return Fund may decline below the price of the securities it is obligated to repurchase.

LARGE VALUE FUND

SPECIAL CONSIDERATION RELATING TO DEPOSITARY RECEIPTS.  As noted in the Fund Prospectus, the Large Value Fund may invest in the securities of foreign issuers, including American Depositary Receipts.  Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets.  ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities.  For purposes of the investment policies of the Large Value Fund, ADRs are deemed to have the same classification as the underlying securities they represent.  Thus, an ADR evidencing ownership of common stock will be treated as common stock.

Such investments may involve risks that are in addition to the usual risks inherent in domestic investments.  The value of the foreign investments of the Large Value Fund may be significantly affected by changes in currency exchange rates and the Large Value Fund may incur costs in converting securities denominated in foreign currencies to U.S. dollars.  Although the Large Value Fund intends to invest in securities of foreign issuers domiciled in nations that the Fund’s investment adviser considers as having stable and friendly governments, there is the possibility of expropriation, confiscatory taxation, currency blockage or political or social instability that could affect investments in those nations.

Many of the foreign securities held in the form of ADRs by the Large Value Fund are not registered with the SEC, nor are the issuers thereof subject to SEC reporting requirements.  Accordingly, there may be less publicly available information concerning foreign issuers of securities held by the Large Value Fund than is available concerning U.S. companies.  Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory requirements comparable to those applicable to U.S. companies.

Investment income on certain foreign securities may be subject to foreign withholding or other taxes that could reduce the return on these securities.  Tax treaties between the U.S. and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the Large Value Fund would be subject.

ILLIQUID SECURITIES.  The Large Value Fund may invest up to 15% of its net assets in illiquid securities, although it is not expected that the Fund will invest in illiquid securities.

Restricted securities may be sold only in privately negotiated transactions or in public offerings with respect to which a registration statement is in effect under the 1933 Act.  Where registration is required, the Large Value Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement.  If, during such a period, adverse market conditions were to develop, the Large Value Fund might obtain a less favorable price than prevailed when it decided to sell.

In recent years, a large institutional market has developed for certain securities that are not registered under the 1933 Act, including securities sold in private placements, repurchase agreements, commercial paper, foreign securities and corporate bonds and notes.  These instruments are often restricted securities because the securities are sold in transactions not requiring registration.  Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend either on an efficient institutional market in which such unregistered securities can be readily resold or on an issuer’s ability to honor a demand for repayment.  Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

Rule 144A under the 1933 Act establishes a safe harbor from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers.  Institutional markets for restricted securities that might develop as a result of Rule 144A could provide both readily ascertainable values for restricted securities and the ability to liquidate an investment to satisfy share redemption orders.  Such markets might include automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the Financial Industry Regulator Authority.  An insufficient number of qualified buyers interested in purchasing Rule 144A eligible restricted securities held by the Large Value Fund, however, could affect adversely the marketability of securities of the Fund and the Fund might be unable to dispose of such securities promptly or at favorable prices.

The Board of Trustees has delegated the function of making day-to-day determinations of liquidity to the Manager pursuant to guidelines approved by the Board.  The Manager takes into account a number of factors in reaching liquidity decisions, including, but not limited to, (i) the frequency of trades for the security, (ii) the number of dealers that make quotes for the security, (iii) the number of dealers that have undertaken to make a market in the security, (iv) the number of other potential purchasers, and (v) the nature of the security and how trading is effected (for example, the time needed to sell the security, how bids are solicited and the mechanics of transfer).  The Manager monitors the liquidity of restricted securities in the Large Value Fund and reports periodically on such decisions to the Board of Trustees.

REPURCHASE AGREEMENTS.  The Large Value Fund may enter into repurchase agreements, a form of lending.  Under repurchase agreements, the Fund purchases and simultaneously contracts to resell securities at an agreed upon time and price.  This results in a fixed rate of return for the Fund insulated from market fluctuations during such period.  Repurchase agreements maturing in more than seven days are considered illiquid securities.  The aggregate value of all of the Fund’s repurchase agreements may not exceed 33-1/3% of the value of the Fund’s total assets.

Specifically, the Large Value Fund may enter into a repurchase agreement through which an investor (such as the Fund) repurchases a security (known as the “underlying security”) from a well-established securities dealer or bank that is a member of the Federal Reserve System.  Any such dealer or bank will be on the Large Value Fund’s approved list.  The Large Value Fund intends to enter into repurchase agreements only with banks and dealers in transactions believed by the Manager to present minimum credit risks in accordance with guidelines established by the Fund’s Board of Trustees.  The Manager will review and monitor the creditworthiness of those institutions under the Board’s general supervision.

At the time of entering into the repurchase agreement, the bank or securities dealer agrees to repurchase the underlying security at the same price, plus specified interest.  Repurchase agreements are generally for a short period of time, often less than a week.  Repurchase agreements that do not provide for payment within seven days will be treated as illiquid securities.  The Large Value Fund will only enter into repurchase agreements where (i) the underlying securities are of the type (excluding maturity limitations) that the Fund’s investment guidelines would allow it to purchase directly, (ii) the market value of the underlying security will at all times be equal to at least 102% of the value of the repurchase agreement, and (iii) payment for the underlying security is made only upon physical delivery or evidence of book-entry transfer to the account of the Fund’s custodian or a bank acting as agent.  In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Large Value Fund could experience both delays in liquidating the underlying security and losses, including (1) possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto, (2) possible subnormal levels of income and lack of access to income during this period, and (3) expenses of enforcing its rights.

LENDING OF FUND SECURITIES.  In accordance with applicable law, the Large Value Fund, to earn additional income, may lend portfolio securities (representing not more than 33-1/3% of its total assets) to banks, broker-dealers or financial institutions that the Manager deems qualified, but only when the borrower maintains with the Fund’s custodian bank collateral either in cash or money market instruments in an amount equal to at least 102% of the market value of the securities loaned, determined on a daily basis and adjusted accordingly.  There may be risks of delay in recovery of the securities and capital or even loss of rights in the collateral should the borrower of the securities default on its obligation to return borrowed securities because of insolvency or otherwise.  However, loans will only be made to borrowers deemed by the Manager to be of good standing and when, in the judgment of the Manager, the consideration that can be earned currently from such securities loans justifies the attendant risk.  All relevant facts and circumstances, including the creditworthiness of the broker, dealer or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Board of Trustees.  During the period of the loan the Manager will monitor all relevant facts and circumstances, including the creditworthiness of the borrower.  The Large Value Fund will retain authority to terminate any loan at any time.  The Large Value Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or money market instruments held as collateral to the borrower or placing broker.  The Large Value Fund will receive reasonable interest on the loan or a flat fee from the borrower and amounts equivalent to any dividends, interest or other distributions on the securities loaned.  The Large Value Fund will retain record ownership of loaned securities to exercise beneficial rights, such as voting and subscription rights and rights to dividends, interest or other distributions, when regaining such rights is considered to be in the Fund’s interest.

CASH AND SHORT-TERM SECURITIES.  The Large Value Fund may invest a portion of its assets in cash or high-quality, short-term debt obligations readily convertible into cash.  Such high quality, short-term obligations include: money market securities, money market mutual funds, commercial paper, bank certificates of deposit, and repurchase agreements collateralized by U.S. Government Securities.  These investments may be used for cash management purposes and to maintain liquidity in order to satisfy redemption requests or pay unanticipated expenses, or they may be used while the Large Value Fund looks for suitable investment opportunities.  There may also be times when the Large Value Fund attempts to respond to adverse market, economic, political or other conditions by investing up to 100% of its assets in these types of investments for temporary, defensive purposes.  During these times, the Large Value Fund will not be able to pursue its primary investment objective and, instead, will focus on preserving its assets.

In pursuing cash management strategies, the Large Value Fund will apply the following criteria to its investments:

•
Certificates of deposit, bankers’ acceptances and other short-term obligations must be issued domestically by United States commercial banks having assets of at least $1 billion, which are members of the Federal Deposit Insurance Corporation or holding companies of such banks.

•
Commercial paper or commercial paper master notes must be rated, at the time of purchase, A-1 or A-2 by Standard & Poor’s or Prime-1 or Prime-2 by Moody’s.  If not rated by either Moody’s or Standard & Poor’s, a company’s commercial paper may be purchased, if the company has an outstanding bond issue rated Aa or higher by Moody’s or AA or higher by Standard & Poor’s.  Commercial paper master notes are demand instruments without a fixed maturity bearing interest at rates that are fixed to known lending rates and automatically adjusted when such lending rates change.

•
The Large Value Fund will purchase only negotiable certificates of deposit and other short-term debt obligations of savings and loan associations having assets of at least $1 billion, which are members of the Federal Home Loan Banks Association and insured by the Federal Savings and Loan Insurance Corporation.

With respect to money market mutual funds, in addition to the advisory fees and other expenses the Large Value Fund bears directly in connection with their own operations, as a shareholder of another investment company, the Fund would bear its pro rata portion of the other investment company’s advisory fees and other expenses, and such fees and other expenses will be borne indirectly by the Fund’s shareholders.

CONVERTIBLE SECURITIES.  Convertible securities give the holder the right to exchange the security for a specific number of shares of common stock.  Convertible securities include convertible preferred stocks, convertible bonds, notes and debentures, and other securities.  Convertible securities typically involve less credit risk than common stock of the same issuer because convertible securities are “senior” to common stock — namely, they have a prior claim against the issuer’s assets.  Convertible securities generally pay lower dividends or interest than non-convertible securities of similar quality.  They may also reflect changes in the value of the underlying common stock.

CORPORATE DEBT SECURITIES.  The Large Value Fund may invest in corporate debt securities (corporate bonds, debentures, notes and similar corporate debt instruments) that meet the applicable rating criteria established for the Fund, or if unrated, are in RBC GAM (U.S.)’s opinion comparable in quality to corporate debt securities in which the Fund may invest.  Corporate debt securities are taxable debt obligations issued by corporations, are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to factors such as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity.  The market value of a debt security generally reacts inversely to interest rate changes.  When prevailing interest rates decline, the price of the debt obligation usually rises, and when prevailing interest rates rise, the price usually declines.

After purchase by the Large Value Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund.  Neither event will require a sale of such security by the Large Value Fund.  However, RBC GAM (U.S.) will consider such event in its determination of whether the Large Value Fund should continue to hold the security.  To the extent the ratings given by Moody’s, Standard & Poor’s or another rating agency may change as a result of changes in such organizations or their rating systems, the Large Value Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in the Fund Prospectus and in this SAI.

DERIVATIVES.  The Large Value Fund may invest in various derivatives.  A derivative is a financial instrument that has a value that is based on – or “derived from” – the values of other assets, reference rates, or indexes.  The Large Value Fund may invest in derivatives for hedging purposes.  The Large Value Fund may invest in various types of derivatives for the purpose of risk management, seeking to reduce transaction costs, or otherwise seeking to add value to the portfolio when a derivative instrument is more favorably priced relative to the underlying security.  However, there is no guarantee that a particular derivative strategy will meet these objectives.  The Large Value Fund will not use derivatives solely for speculative purposes.

Derivatives may relate to a wide variety of underlying references, such as commodities, stocks, bonds, interest rates, currency exchange rates and related indexes.  Derivatives include futures contracts and options on futures contracts (see discussion below), forward-commitment transactions (see discussion below on “When Issued and Delayed-Delivery Securities”), options on securities (see discussion below on “Options on Securities”), caps, floors, collars and other financial instruments.  Some derivatives, such as futures contracts and certain options, are traded on U.S. commodity and securities exchanges, while other derivatives are privately negotiated and entered into in the over-the-counter (“OTC”) market.  The risks associated with the use of derivatives are different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments.  Derivatives are used by some investors for speculative purposes.  Derivatives also may be used for a variety of purposes that do not constitute speculation, such as hedging, risk management, seeking to stay fully invested, seeking to reduce transaction costs, seeking to simulate an investment in equity or debt securities or other investments, seeking to add value by using derivatives to more efficiently implement portfolio positions when derivatives are favorably priced relative to equity or debt securities or other investments, and for other purposes.

Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks, bonds, and other traditional investments.  The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

The use of a derivative involves the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the other party to the contract (usually referred to as a “counterparty”) or the failure of the counterparty to make required payments or otherwise comply with the terms of the contract.  Additionally, the use of credit derivatives can result in losses if RBC GAM (U.S.) does not correctly evaluate the creditworthiness of the issuer on which the credit derivative is based.

Derivatives may be subject to liquidity risk, which exists when a particular derivative is difficult to purchase or sell.  If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many OTC derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

Derivatives may be subject to pricing or “basis” risk, which exists when a particular derivative becomes extraordinarily expensive relative to historical prices or the prices of corresponding cash market instruments.  Under certain market conditions, it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity.

Because many derivatives have a leverage or borrowing component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the derivative itself.  Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.  While certain derivative transactions may be considered to constitute borrowing transactions, such derivative transactions will not be considered to constitute the issuance of a “senior security,” and therefore such transactions will not be subject to the 300% continuous asset coverage requirement otherwise applicable to borrowings, if the Large Value Fund covers the transaction or segregates sufficient liquid assets in accordance with applicable requirements.

Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to the Large Value Fund’s interest.  The Large Value Fund bears the risk that RBC GAM (U.S.) will incorrectly forecast future market trends or the values of assets, reference rates, indices, or other financial or economic factors in establishing derivative positions for the Fund.  If RBC GAM (U.S.) attempts to use a derivative as a hedge against, or as a substitute for, a portfolio investment, the Large Value Fund will be exposed to the risk that the derivative will have or will develop an imperfect or no correlation with the portfolio investment.  This could cause substantial losses for the Large Value Fund.  While hedging strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other investments.  Many derivatives, in particular OTC derivatives, are complex and often valued subjectively.  Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the Large Value Fund.

Options on Securities

An option is a legal contract that gives the buyer (who then becomes the holder) the right to buy, in the case of a call, or sell, in the case of a put, a specified amount of the underlying security at the option price at any time before the option expires.  The buyer of a call obtains, in exchange for a premium that is paid to the seller, or “writer,” of the call, the right to purchase the underlying security. The buyer of a put obtains the right to sell the underlying security to the writer of the put, likewise in exchange for a premium.  Options have standardized terms, including the exercise price and expiration time; listed options are traded on national securities exchanges that provide a secondary market in which holders or writers can close out their positions by offsetting sales and purchases.  The premium paid to a writer is not a down payment; it is a nonrefundable payment from a buyer to a seller for the rights conveyed by the option.  A premium has two components:  the intrinsic value and the time value.  The intrinsic value represents the difference between the current price of the securities and the exercise price at which the securities will be sold pursuant to the terms of the option.  The time value is the sum of money investors are willing to pay for the option in the hope that, at some time before expiration, it will increase in value because of a change in the price of the underlying security.

One risk of any put or call that is held is that the put or call is a wasting asset.  If it is not sold or exercised prior to its expiration, it becomes worthless. The time value component of the premium decreases as the option approaches expiration, and the holder may lose all or a large part of the premium paid.  In addition, there can be no guarantee that a liquid secondary market will exist on a given exchange, in order for an option position to be closed out.  Furthermore, if trading is halted in an underlying security, the trading of options is usually halted as well. In the event that an option cannot be traded, the only alternative to the holder is to exercise the option.

Call Options on Securities

When the Large Value Fund writes a call, it receives a premium and agrees to sell the related investments to the purchaser of the call during the call period (usually not more than nine months) at a fixed exercise price (which may differ from the market price of the related investments) regardless of market price changes during the call period.  If the call is exercised, the Large Value Fund forgoes any gain from an increase in the market price over the exercise price.

To terminate its obligation on a call that it has written, the Large Value Fund may purchase a call in a “closing purchase transaction.”  A profit or loss will be realized depending on the amount of option transaction costs and whether the premium previously received is more or less than the price of the call purchased.  A profit may also be realized if the call lapses unexercised, because the Large Value Fund retains the premium received.  All call options written by the Large Value Fund must be “covered.”  For a call to be “covered,” (a) the Large Value Fund must own the underlying security or have an absolute and immediate right to acquire that security without payment of additional cash consideration, (b) the Large Value Fund must maintain cash or liquid securities adequate to purchase the security, or (c) any combination of (a) or (b).

When the Large Value Fund buys a call, it pays a premium and has the right to buy the related investments from the seller of the call during the call period at a fixed exercise price.  The Large Value Fund benefits only if the market price of the related investment is above the call price plus the premium paid during the call period and the call is either exercised or sold at a profit.  If the call is not exercised or sold (whether or not at a profit), it will become worthless at its expiration date, and the Large Value Fund will lose its premium payment and the right to purchase the related investment.

Put Options on Securities

When the Large Value Fund buys a put, it pays a premium and has the right to sell the related investment to the seller of the put during the put period (usually not more than nine months) at a fixed exercise price.  Buying a protective put permits the Large Value Fund to protect itself during the put period against a decline in the value of the related investment below the exercise price by having the right to sell the investment through the exercise of the put.

When the Large Value Fund writes a put option it receives a premium and has the same obligations to a purchaser of such a put as are indicated above as its rights when it purchases such a put.  A profit or loss will be realized depending on the amount of option transaction costs and whether the premium previously received is more or less than the put purchased in a closing purchase transaction. A profit may also be realized if the put lapses unexercised, because the Large Value Fund retains the premium received.  All put options written by the Large Value Fund must be “covered.”  For a put to be “covered,” the Fund must maintain cash or liquid securities equal to the option price.

Futures Contracts and Options Thereon

The Large Value Fund may purchase and write (sell) stock index futures contracts as a substitute for a comparable market position in the underlying securities, and may purchase put and call options and write call options on stock index futures contracts.  A stock index futures contract obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made.  No physical delivery of the underlying stocks in the index is made.

When the Large Value Fund purchases a put or call option on a futures contract, the Large Value Fund pays a premium for the right to sell or purchase the underlying futures contract for a specified price upon exercise at any time during the option period.  By writing a call option on a futures contract, the Large Value Fund receives a premium in return for granting to the purchaser of the option the right to buy from the Large Value Fund the underlying futures contract for a specified price upon exercise at any time during the option period.

Some futures and options strategies tend to hedge the Large Value Fund’s positions against price fluctuations, while other strategies tend to increase market exposure.  The extent of the Large Value Fund’s loss from an unhedged short position in futures contracts or call options on futures contracts is potentially unlimited.  The Large Value Fund may engage in related closing transactions with respect to options on futures contracts.  The Large Value Fund will purchase or write options only on futures contracts that are traded on a United States exchange or board of trade.

Neither HFT nor the Fund will operate as a commodity pool.  In addition, as a registered investment company, HFT has filed notice with the Commodity Futures Trading Commission (the “CFTC”) and National Futures Association of its eligibility for an exclusion from the definition of commodity pool operator and, therefore, neither HFT nor the Fund is subject to registration or regulation as a pool operator under the Commodity Exchange Act.

When the Large Value Fund purchases or sells a futures contract, the Large Value Fund “covers” its position.  To cover its position, the Large Value Fund may maintain with its custodian bank (and mark-to-market on a daily basis) cash or liquid securities that, when added to any amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract or otherwise cover its position.  If the Large Value Fund continues to engage in the described securities trading practices and so maintain cash or liquid securities, the maintained cash or liquid securities will function as a practical limit on the amount of leverage the Fund may undertake and on the potential increase in the speculative character of the Fund’s outstanding portfolio securities.  Additionally, such maintained cash or liquid securities will assure the availability of adequate funds to meet the obligations of the Large Value Fund arising from such investment activities.

The Large Value Fund may cover its long position in a futures contract by purchasing a put option on the same futures contract with a strike price (namely, an exercise price) as high or higher than the price of the futures contract, or, if the strike price of the put is less than the price of the futures contract, the Fund will maintain cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract.  The Large Value Fund may also cover its long position in a futures contract by taking a short position in the instruments underlying the futures contract, or by taking positions in instruments the prices of which are expected to move relatively consistently with the futures contract.  The Large Value Fund may cover its short position in a futures contract by taking a long position in the instruments underlying the futures contract, or by taking positions in instruments the prices of which are expected to move relatively consistently with the futures contract.

The Large Value Fund may cover its sale of a call option on a futures contract by taking a long position in the underlying futures contract at a price less than or equal to the strike price of the call option, or, if the long position in the underlying futures contract is established at a price greater than the strike price of the written call, the Large Value Fund will maintain cash or liquid securities equal in value to the difference between the strike price of the call and the price of the futures contract.  The Large Value Fund may also cover its sale of a call option by taking positions in instruments the prices of which are expected to move relatively consistently with the call option.

Although the Large Value Fund intends to sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time.  Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day.  Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day.   Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Large Value Fund to substantial losses.  If trading is not possible, or the Large Value Fund determines not to close a futures position in anticipation of adverse price movements, the Large Value Fund will be required to make daily cash payments of variation margin.  The risk that the Large Value Fund will be unable to close out a futures position will be minimized by entering into such transactions on a national exchange with an active and liquid secondary market.

Foreign Currency Options

Currency options traded on U.S. or other exchanges may be subject to position limits that may limit the ability of the Large Value Fund to reduce foreign currency risk using such options.  Over-the-counter options differ from exchange-traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller and generally do not have as much market liquidity as exchange-traded options.  Employing hedging strategies with options on currencies does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline.  Furthermore, such hedging transactions reduce or preclude the opportunity for gain if the value of the hedged currency should change relative to the U.S. dollar.  The Large Value Fund will not speculate in options on foreign currencies.

There is no assurance that a liquid secondary market will exist for any particular foreign currency option or at any particular time.  In the event no liquid secondary market exists, it might not be possible to effect closing transactions in particular options.  If the Large Value Fund cannot close out an option it holds, it would have to exercise its option in order to realize any profit and would incur transactional costs on the sale of underlying assets.

Forward Foreign Currency Exchange Contracts

The Large Value Fund may enter into forward foreign currency exchange contracts in order to protect against uncertainty in the level of future foreign exchange rates.  A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract.  These contracts are entered into in the interbank market conducted between currency traders (usually large commercial banks) and their customers.  Forward foreign currency exchange contracts may be bought or sold to protect the Large Value Fund against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar, or between foreign currencies.  Although such contracts are intended to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain that might result should the value of such currency increase.

The precise matching of the value of forward contracts and the value of the securities involved will not generally be possible since the future value of the securities in currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures.  Projection of short-term currency movements is extremely difficult, and the successful execution of a short-term hedging strategy is uncertain.  There can be no assurance that new forward contracts or offsets will always be available to the Large Value Fund.

Limitations on Options and Futures

Transactions in options by the Large Value Fund will be subject to limitations established by each of the exchanges governing the maximum number of options that may be written or held by a single investor or group of investors acting in concert, regardless of whether the options are written or held on the same or different exchanges or are written or held in one or more accounts or through one or more brokers.  Thus, the number of options the Large Value Fund may write or hold may be affected by options written or held by other investment advisory clients of RBC GAM (U.S.) and its affiliates.  Position limits also apply to futures contracts. An exchange may order the liquidations of positions found to be in excess of these limits, and it may impose certain sanctions.

Special Risks of Hedging Strategies

Participation in the options or futures markets involves investment risks and transactions costs to which the Large Value Fund would not be subject absent the use of these strategies.  In particular, the loss from investing in futures contracts is potentially unlimited.  If RBC GAM (U.S.)’s prediction of movements in the securities and interest rate markets is inaccurate, the Large Value Fund could be in a worse position than if such strategies were not used.  Risks inherent in the use of options, futures contracts and options on futures contracts include (1) imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities being hedged, (2) the fact that skills needed to use these strategies are different from those needed to select portfolio securities, and (3) the possible absence of a liquid secondary market for any particular instrument at any time.

WHEN ISSUED AND DELAYED-DELIVERY SECURITIES.  To ensure the availability of suitable securities for its portfolio, the Large Value Fund may purchase when-issued or delayed delivery securities.  When-issued transactions arise when securities are purchased by the Large Value Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Large Value Fund at the time of entering into the transaction.  When-issued securities represent securities that have been authorized but not yet issued.  The Large Value Fund may also purchase securities on a forward commitment or delayed delivery basis.  In a forward commitment transaction, the Large Value Fund contracts to purchase securities for a fixed price at a future date beyond customary settlement time.  The Large Value Fund is required to hold and maintain until the settlement date, cash or other liquid assets in an amount sufficient to meet the purchase price.  Alternatively, the Large Value Fund may enter into offsetting contracts for the forward sale of other securities that it owns.  The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines prior to the settlement date.

REAL ESTATE INVESTMENT TRUSTS.  A real estate investment trust (“REIT”) is a corporation, or a business trust that would otherwise be taxed as a corporation, which meets the definitional requirements of the Code.  The Code permits a qualifying REIT to deduct dividends paid, thereby effectively eliminating corporate level federal income tax and making the REIT a pass-through vehicle for federal income tax purposes. To meet the definitional requirements of the Code, a REIT must, among other things, invest substantially all of its assets in interests in real estate (including mortgages and other REITs) or cash and government securities, derive most of its income from rents from real property or interest on loans secured by mortgages on real property, and distribute to shareholders annually a substantial portion of its otherwise taxable income.

REITs are characterized as equity REITs, mortgage REITs, and hybrid REITs.  Equity REITs, which may include operating or finance companies, own real estate directly and the value of, and income earned by, the REITs depend upon the income of the underlying properties and the rental income they earn.  Equity REITs also can realize capital gains (or losses) by selling properties that have appreciated (or depreciated) in value.  Mortgage REITs can make construction, development or long-term mortgage loans and are sensitive to the credit quality of the borrower.  Mortgage REITs derive their income from interest payments on such loans.  Hybrid REITs combine the characteristics of both equity and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate.  The value of securities issued by REITs are affected by tax and regulatory requirements and by perceptions of management skill.  They also are subject to heavy cash flow dependency, defaults by borrowers or tenants, self-liquidation and the possibility of failing to qualify for tax-free status under the Code or to maintain exemption from the 1940 Act.

SHORT SALES.  The Large Value Fund may seek to realize additional gains through short sale transactions in securities listed on one or more national securities exchanges, or in unlisted securities.  Short selling involves the sale of borrowed securities.  At the time a short sale is effected, the Large Value Fund incurs an obligation to replace the security borrowed at whatever its price may be at the time the Large Value Fund purchases it for delivery to the lender.  The price at such time may be more or less than the price at which the security was sold by the Large Value Fund.  Until the security is replaced, the Large Value Fund is required to pay the lender amounts equal to any dividend or interest that accrue during the period of the loan.  To borrow the security, the Large Value Fund also may be required to pay a premium, which would increase the cost of the security sold.  The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed.

Until the Large Value Fund closes its short position or replaces the borrowed security, the Large Value Fund will (a) maintain cash or liquid securities at such a level that the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short or (b) otherwise cover the Fund’s short position.

VARIABLE AND FLOATING RATE DEMAND AND MASTER DEMAND NOTES.  The Large Value Fund may, from time to time, buy variable rate demand notes issued by corporations, bank holding companies and financial institutions and similar taxable and tax-exempt instruments issued by government agencies and instrumentalities.  These securities will typically have a maturity longer than five years, but carry with them the right of the holder to put the securities to a remarketing agent or other entity on short notice, typically seven days or less.  The obligation of the issuer of the put to repurchase the securities is backed by a letter of credit or other obligation issued by a financial institution. The purchase price is ordinarily par plus accrued and unpaid interest.  Ordinarily, the remarketing agent will adjust the interest rate every seven days (or at other intervals corresponding to the notice period for the put), in order to maintain the interest rate at the prevailing rate for securities with a seven-day or other designated maturity.

The Large Value Fund may also buy variable rate master demand notes.  The terms of these obligations permit the investment of fluctuating amounts by the Large Value Fund at varying rates of interest pursuant to direct arrangements between the Fund, as lender, and the borrower.  They permit weekly, and in some instances, daily, changes in the amounts borrowed.  The Large Value Fund has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may prepay up to the full amount of the note without penalty.  The notes may or may not be backed by bank letters of credit.  Because the notes are direct lending arrangements between the lender and the borrower, it is not generally contemplated that they will be traded, and there is no secondary market for them, although they are redeemable (and thus, immediately repayable by the borrower) at principal amount, plus accrued interest, at any time.  The Large Value Fund has no limitations on the type of issuer from whom the notes will be purchased.  However, in connection with such purchase and on an ongoing basis, RBC GAM (U.S.) will consider the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes make demand simultaneously.  While master demand notes, as such, are not typically rated by rating agencies, if not so rated, the Large Value Fund may, under its minimum rating standards, invest in them only if at the time of an investment the issuer meets the Fund’s criteria.

REVERSE REPURCHASE AGREEMENTS.  The Large Value Fund may enter into reverse repurchase agreements.  Reverse repurchase agreements are considered to be borrowings under the 1940 Act, and as such are subject to the investment limitations discussed in the section entitled “Borrowing.”  Under a reverse repurchase agreement, the Large Value Fund sells portfolio securities and agrees to repurchase them at an agreed-upon future date and price.  When the Large Value Fund enters into a reverse repurchase agreement, it will maintain a sufficient level of assets to cover the reverse repurchase agreement, in accordance with the 1940 Act and related guidance issued by the SEC.  Reverse repurchase agreements involve the risk that the market value of the securities sold by the Large Value Fund may decline below the price of the securities it is obligated to repurchase.

BORROWING.  The Large Value Fund may borrow money from banks for extraordinary or emergency purposes such as meeting anticipated redemptions, and may pledge assets in connection with such borrowing.  The Large Value Fund may borrow for such purposes in an amount up to 33% of its total assets.  The borrowing policy is a fundamental policy of the Large Value Fund, which cannot be changed without shareholder approval as described in “INVESTMENT RESTRICTIONS” above.

JAPAN FUND AND JAPAN SMALL CAP FUND

JAPANESE.  Securities markets in Japan may operate differently than those in the U.S. and present different risks.  Securities trading volume and liquidity may be less than in U.S. markets and, at times, market price volatility may be greater.

Because evidences of ownership of the investments by the Japan Fund and the Japan Small Cap Fund will generally be held outside the U.S., the Funds will be subject to additional risks that include possible adverse political, social and economic developments, adoption of governmental laws or restrictions that might adversely affect securities holdings of investors located outside Japan, whether related to currency or otherwise.  Moreover, the portfolio securities of the Japan Fund and the Japan Small Cap Fund may trade on days when the Funds do not calculate NAV and thus affect the Funds’ NAVs on days when investors have no access to the Funds.

EQUITY SECURITIES.  Equity securities, including common stock, preferred stock, warrants and other rights, and securities convertible into or exchangeable for common stocks, such as convertible bonds, fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be pronounced.  Changes in the value of an investment by the Japan Fund or the Japan Small Cap Fund will result in changes in the value of its shares and thus the Fund’s total return to investors.

The prices of securities of mid and small capitalization companies may be subject to more abrupt or erratic market movements than larger, more established companies. These securities typically are traded in lower volume and their issuers typically are more subject to changes in earnings and prospects or may have no earnings or have experienced losses.  The Japan Fund and the Japan Small Cap Fund generally will make these investments based on a belief that actual or anticipated products or services will produce future earnings.  If the anticipated event is delayed or does not occur, or if investor perception about the company changes, the company’s stock price may decline sharply and its securities may become less liquid.

COMMON AND PREFERRED STOCKS.  Stocks represent share ownership in a company.  Generally, preferred stock pays a specified dividend and ranks after bonds and before common stock in its claim on income for dividend payments and on assets should the company be liquidated.  After other claims are satisfied, common stockholders participate in company profits on a pro-rata basis; profits may be paid out in dividends or reinvested in the company to help it grow.  Increases and decreases in earnings are usually reflected in a company’s stock price, so common stocks generally have the greatest appreciation and depreciation potential of all corporate securities.  While most preferred stocks pay a dividend, the Japan Fund or the Japan Small Cap Fund may purchase preferred stock where the issuer has omitted, or is in danger of omitting, payment of its dividend.  These investments would be made primarily for their capital appreciation potential.  The Japan Fund or the Japan Small Cap Fund may purchase trust preferred securities, which are preferred stocks issued by a special purpose trust subsidiary backed by subordinated debt of the corporate parent.  These securities typically bear a market rate coupon comparable to interest rates available on debt of a similarly rated company.  Holders of trust preferred securities have limited voting rights to control the activities of the trust and no voting rights with respect to the parent company.

INITIAL PUBLIC OFFERINGS.  An initial public offering (“IPO”) is a company’s first offering of stock to the public.  Shares are given a market value reflecting expectations for the company’s future growth.  Companies engaged in IPOs generally have limited operating histories and may involve greater investment risk.  The prices of these companies’ securities can be very volatile, rising and falling rapidly, sometimes based solely on investor perceptions rather than economic reasons.  However, some IPO investments may experience significant gains, and it is possible that if the Japan Fund’s or the Japan Small Cap Fund’s strategy included investing more of its assets in IPOs, the Fund’s performance (particularly performance over short periods when IPOs are available for investment) would be greater.  The effect of IPOs on a Fund’s performance depends on a variety of factors, including the number of IPOs the Fund invests in relative to the size of the Fund and whether and to what extent a security purchased in an IPO appreciates or depreciates in value. As a Fund’s asset base increases, IPOs often have a diminished effect on the Fund’s performance.   There is no assurance that IPOs that are consistent with the portfolio managers’ intrinsic value philosophy and process employed for the Japan Fund and the Japan Small Cap Fund will be available for investment or that the Funds will have access to any such IPOs that do occur.

IPO securities will typically be sold when the portfolio managers believe their market price has reached full value and may be sold shortly after purchase.

WARRANTS.  A warrant is a form of derivative (described below) that gives the holder the right to subscribe to a specified amount of the issuing corporation’s capital stock at a set price for a specified period of time.

CONVERTIBLE SECURITIES.  Convertible securities may be converted at either a stated price or stated rate into underlying shares of common stock. Convertible securities have characteristics similar to both fixed-income and equity securities.  Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock of the same issuer.  Because of the subordination feature, however, convertible securities typically have lower ratings than similar non-convertible securities.

Although to a lesser extent than with fixed-income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline.  In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock.  A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis and so may not experience market value declines to the same extent as the underlying common stock.  When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock.  While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

Convertible securities provide for a stable stream of income with generally higher yields than common stocks, but there can be no assurance of current income because the issuers of the convertible securities may default on their obligations.  A convertible security, in addition to providing fixed income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock.  There can be no assurance of capital appreciation, however, because securities prices fluctuate.  Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation.

Certain Japanese companies issue convertible securities denominated in euros.

DEPOSITARY RECEIPTS.  The Japan Fund and the Japan Small Cap Fund may invest in ADRs and Global Depositary Receipts and Global Depositary Shares (collectively, “GDRs”) and other forms of depositary receipts.  These securities may not necessarily be denominated in the same currency as the securities into which they may be converted.  ADRs are receipts typically issued by a U.S. bank or trust company that evidence ownership of underlying securities issued by a foreign corporation.  GDRs are receipts issued outside the U.S. typically by non-U.S. banks and trust companies that evidence ownership of either foreign or domestic securities.  Generally, ADRs in registered form are designed for use in the U.S. securities markets and GDRs in bearer form are designed for use outside the U.S.

 These securities may be purchased through “sponsored” or “unsponsored” facilities.  A sponsored facility is established jointly by the issuer of the underlying security and a depositary.  A depositary may establish an unsponsored facility without participation by the issuer of the deposited security.  Holders of unsponsored depositary receipts generally bear all the costs of such facilities, and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect to the deposited securities.

REAL ESTATE INVESTMENT TRUSTS.  The Japan Fund and the Japan Small Cap Fund may invest in real estate companies that include companies with similar characteristics to the U.S. REIT structure in which revenue consists primarily of rent derived from owned, income-producing real estate properties, dividend distributions as a percentage of taxable net income are high (generally greater than 80%), debt levels are generally conservative and income derived from development activities is generally limited.  A number of countries have created REIT-like regimes, which allow real estate investment companies to benefit from “flow through” tax treatment, including Australia (since 1985), Japan (since 2000), South Korea (since 2001), Singapore (since 2002) and Hong Kong (since 2003).

One example of a REIT-like regime in which the Japan Fund and the Japan Small Cap Fund may invest, and which may have characteristics similar to other types of REIT-like regimes in which the Funds may invest, is a Japan real estate investment trust (“J-REITs”).  A J-REIT is an investment vehicle with real estate in Japan as its underlying assets.  Income is generated by rents and sale proceeds and distributed to investors in the form of dividends.  The J-REIT investment vehicle was modeled on U.S. REITs.  Like the U.S. REIT, distributions paid to investors are, under qualifying conditions, deductible from the J-REITs taxable income, thereby providing a tax-efficient flow-through investment vehicle for investors.  Typically J-REITs are a special purpose corporation established for the purpose of investing in and managing real estate assets where the corporation uses investors’ money and third party funding to buy real estate, in return for which investors receive investment certificates carrying ownership rights, including dividend entitlement.  These certificates can be bought and sold on the Japanese stock exchange where they are listed.  Although the corporation is technically responsible for owning and managing the real estate properties, in reality this function is sub-contracted to a third party manager.  The values of securities issued by J-REITs are affected by the Japan real estate market, real estate yields and interest rates and tax and regulatory requirements and by perceptions of management skill.  Some J-REITs are heavily concentrated in specific types of properties, such as office buildings, and are particularly susceptible to developments affecting these types of properties.

INVESTMENT COMPANIES.  The Japan Fund and the Japan Small Cap Fund may invest in securities issued by registered and unregistered investment companies.  Under the 1940 Act, a Fund’s investment in such securities, subject to certain exceptions, currently is limited to (1) 3% of the total voting stock of any one investment company, (2) 5% of the Fund’s total assets in any one investment company and (3) 10% of the Fund’s total assets in the aggregate.  Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses.

EXCHANGE-TRADED FUNDS.  The Japan Fund and the Japan Small Cap Fund may invest in shares of exchange-traded investment companies (collectively, “ETFs”) that are typically designed to provide investment results corresponding to a securities or commodities index. ETFs are frequently units of beneficial interest in an investment trust or are interests in an open-end investment company, in each case representing a portfolio of all or substantially all of the components of, and in substantially the same weighting as, the relevant benchmark index.  ETFs are designed to provide investment results that generally correspond to the price and yield performance of the components of the benchmark index.

The values of ETFs are subject to change as the values of their respective components fluctuate according to market volatility. Investments in equity ETFs, for example, involve certain inherent risks generally associated with investments in a broadly based portfolio of common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of ETFs invested in by a Fund.  Moreover, a Fund’s investments in ETFs may not exactly match the performance of a direct investment in the respective indices to which they are intended to correspond due to the temporary unavailability of certain index securities in the secondary market or other extraordinary circumstances, such as discrepancies in the weighting of securities.

EQUITY-LINKED SECURITIES.  The Japan Fund and the Japan Small Cap Fund may invest to a limited extent in equity-linked securities.  Equity-linked securities are privately issued securities whose investment results are designed to correspond generally to the performance of a specified stock index or “basket” of stocks, or sometimes a single stock.  To the extent a Fund invests in an equity-linked security whose return corresponds to the performance of a foreign securities index or one or more foreign stocks, investing in equity-linked securities will involve risks similar to the risks of investing in foreign equity securities.  Equity-linked securities may be considered illiquid.

FIXED-INCOME SECURITIES.  The Japan Fund and the Japan Small Cap Fund may invest in corporate debt obligations and other fixed-income securities when management believes that such securities offer opportunities for capital appreciation.  Even though interest-bearing securities are investments that promise a stable stream of income, the prices of such securities are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations.  The values of fixed-income securities also may be affected by changes in the credit rating or financial condition of the issuer.  Certain securities purchased by a Fund may be subject to such risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated fixed-income securities.  Once the rating of a Fund security has been changed, the Fund will consider all circumstances deemed relevant in determining whether to continue to hold the security.

CORPORATE DEBT SECURITIES.  Corporate debt securities include corporate bonds, debentures, notes and other similar instruments, including certain convertible securities.  Debt securities may be acquired with warrants attached. Corporate income-producing securities also may include forms of preferred or preference stock.  The rate of interest on a corporate debt security may be fixed, floating or variable, and may vary inversely with respect to a reference rate.  The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies. Such securities may include those whose principal amount or redemption price is indexed to, and thus varies directly with, changes in the market price of gold bullion or other precious metals.

FOREIGN GOVERNMENT OBLIGATIONS; SECURITIES OF SUPRANATIONAL ENTITIES.  The Japan Fund and the Japan Small Cap Fund may invest in obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities.  These securities also include debt obligations of supranational entities.  Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies.  Examples include the Asian Development Bank.

REPURCHASE AGREEMENTS.  Each of the Japan Fund and the Japan Small Cap Fund may enter into repurchase agreements, a form of lending.  Under repurchase agreements, a Fund purchases and simultaneously contracts to resell securities at an agreed upon time and price.  This results in a fixed rate of return for the Fund insulated from market fluctuations during such period.  The repurchase agreement determines the yield during the purchaser’s holding period, while the seller’s obligation to repurchase is secured by the value of the underlying security.  The Funds’ custodian, or sub-custodian employed in connection with tri-party repurchase agreement transactions, will have custody of and will segregate securities acquired by a Fund under a repurchase agreement.  In connection with its third-party repurchase transactions, a Fund will employ only eligible sub-custodians that meet the requirements set forth in section 17(f) of the 1940 Act.  Repurchase agreements maturing in more than seven days are considered illiquid securities.  The aggregate value of all of a Fund’s repurchase agreements may not exceed 33 1/3% of the value of the Fund’s total assets, as repurchase agreements are considered by the staff of the SEC to be loans by a Fund.  Repurchase agreements could involve risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the Fund’s ability to dispose of the underlying securities.

The Funds have adopted procedures designed to minimize the risks of loss from repurchase agreement transactions.  These procedures include a requirement that the Funds will enter into repurchase agreements only with U.S. banks with total assets in excess of $1 billion, or primary government securities dealers reporting to the Federal Reserve Bank of New York, with respect to securities of the type in which the Funds may invest and, in the case of tri-party repurchase agreements, U.S. Government Securities with a maturity of greater than one year, and will require that additional securities be deposited with it if the value of the securities purchased should decrease below resale price.  The Funds will only invest in repurchase agreements that are fully collateralized and SPARX Japan will monitor the value of the underlying securities to assure that the value always equals or exceeds the repurchase price.  In addition, SPARX Japan will monitor the creditworthiness of the issuing broker, dealer or bank.

U.S. GOVERNMENT SECURITIES.  The Japan Fund and the Japan Small Cap Fund may invest in U.S. Treasury securities, which include Treasury bills, Treasury notes and Treasury bonds that differ in their interest rates, maturities and times of issuance.  Treasury bills have initial maturities of one year or less; Treasury notes have initial maturities of one to ten years; and Treasury bonds generally have initial maturities of greater than ten years.  In addition to U.S. Treasury securities, the Funds may invest in U.S. Government Securities.  Some U.S. Government Securities are supported by the full faith and credit of the U.S. Treasury, and others may be supported by the right of the issuer to borrow from the Treasury, by discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality, or only by the credit of the U.S. government agency or instrumentality.  These securities bear fixed, floating or variable rates of interest.  While the U.S. government currently provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law.

ZERO COUPON, PAY-IN-KIND AND STEP-UP SECURITIES.  The Japan Fund and the Japan Small Cap Fund may invest in zero coupon securities.  A zero coupon security pays no interest to its holders during its life and is sold at a discount to its face value at maturity.  The Funds may invest in pay-in-kind bonds, which are bonds that generally pay interest through the issuance of additional bonds.  The Funds also may purchase step-up coupon bonds, which are debt securities that typically do not pay interest for a specified period of time and then pay interest at a series of different rates.  The market prices of these securities generally are more volatile and are likely to respond to a greater degree to changes in interest rates than the market prices of securities that pay interest periodically having similar maturities and credit qualities.  In addition, unlike bonds that pay interest throughout the period to maturity, a Fund will realize no cash until the cash payment date unless a portion of such securities are sold and, if the issuer defaults, the Fund may obtain no return at all on its investment.  Federal income tax law requires the holder of a zero coupon security or of certain pay-in-kind or step-up bonds to accrue income with respect to these securities prior to the receipt of cash payments.  To maintain its qualification as a regulated investment company and avoid liability for federal income taxes, a Fund may be required to distribute such income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

SHORT SELLING.  Although it has no current intention to do so, the Japan Fund and the Japan Small Cap Fund may engage in short selling.  In these transactions, a Fund sells a security it does not own in anticipation of a decline in the market value of the security.  To complete a transaction, a Fund must borrow the security to make delivery to the buyer.  The Fund is obligated to replace the security borrowed by purchasing it subsequently at the market price at the time of replacement.  The price at such time may be more or less than the price at which the security was sold by the Fund, which would result in a loss or gain, respectively.  The Funds also may make short sales “against the box,” in which a Fund enters into a short sale of a security it owns.  If a Fund engaged in short sale transactions, it would not sell securities short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 25% of the value of the Fund’s net assets.  Until the Fund closes its short position or replaces the borrowed security, it will (1) segregate permissible liquid assets in an amount that, together with the amount provided as collateral, always equals the current value of the security sold short or (2) otherwise cover its short position.

BANK BORROWING.  Each of the Japan Fund and the Japan Small Cap Fund may borrow from banks, as long as it maintains continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings, including reverse repurchase agreements) of 300% of all amounts borrowed.  Maintenance of this percentage limitation may result in the sale of portfolio securities at a time when investment considerations otherwise indicate that it would be disadvantageous to do so.  The Funds do not currently intend to borrow money for investment purposes (leverage).

FORWARD COMMITMENTS.  The Japan Fund and the Japan Small Cap Fund may purchase securities on a forward commitment, when-issued or delayed-delivery basis, which means that delivery and payment take place a number of days after the date of the commitment to purchase.  The payment obligation and the interest rate receivable on a forward commitment, when-issued or delayed-delivery security are fixed when a Fund enters into the commitment, but the Fund does not make payment until it receives delivery from the counterparty.  A Fund will commit to purchase such securities only with the intention of actually acquiring the securities, but the Fund may sell these securities before the settlement date if it is deemed advisable.  A Fund will segregate permissible liquid assets at least equal at all times to the amount of the Fund’s purchase commitments.

Securities purchased on a forward commitment, when-issued or delayed-delivery basis are subject to changes in value (generally changing in the same way, namely, appreciating when interest rates decline and depreciating when interest rates rise) based upon the public’s perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates.  Securities purchased on a forward commitment, when-issued or delayed-delivery basis may expose a Fund to risks because they may experience such fluctuations prior to their actual delivery.  Purchasing securities on a forward commitment, when-issued or delayed-delivery basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself.  Purchasing securities on a forward commitment, when-issued or delayed-delivery basis when a Fund is fully or almost fully invested may result in greater potential fluctuation in the value of the Fund’s net assets and its NAV per share.

SECURITIES LENDING.  The Japan Fund and the Japan Small Cap Fund may, but do not currently intend to, lend securities from their portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions.  In connection with such loans, a Fund remains the owner of the loaned securities and continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities.  The Fund also has the right to terminate a loan at any time.  The Fund may call the loan to vote proxies if a material issue affecting the Fund’s investment is to be voted upon.  Loans of portfolio securities may not exceed 33 1/3% of the value of a Fund’s total assets (including the value of all assets received as collateral for the loan).  The Fund will receive collateral consisting of cash, U.S. government securities, or irrevocable letters of credit that will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities.  If the collateral consists of a letter of credit or securities, the borrower will pay the Fund a loan premium fee.  If the collateral consists of cash, the Fund will reinvest the cash and pay the borrower a pre-negotiated fee or “rebate” from any return earned on the investment.  Should the borrower of the securities fail financially, the Fund may experience delays in recovering the loaned securities or exercising its rights in the collateral. Loans are made only to borrowers that are deemed by the portfolio managers to be of good financial standing.  In a loan transaction, a Fund will also bear the risk of any decline in value of securities acquired with cash collateral.  The Funds will minimize this risk by limiting the investment of cash collateral to repurchase agreements or other high quality instruments with short maturities.

DERIVATIVES.  The Japan Fund and the Japan Small Cap Fund may invest in, or enter into, derivatives, such as options, futures contracts, options on futures contracts and swaps, for a variety of reasons, including to hedge certain risks, to provide a substitute for purchasing or selling particular securities or to increase potential income gain.  Derivatives may provide a cheaper, quicker or more specifically focused way for a Fund to invest than “traditional” securities would.

Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the portfolio as a whole.  Derivatives permit a Fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities.  However, derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential impact on a Fund’s performance.  No assurance can be given that any of these instruments will be available to the Funds on a cost-effective basis, that they will be used, or, if used, will achieve the intended result.

If a Fund invests in derivatives at inopportune times or judges market conditions incorrectly, such investments may lower the Fund’s return or result in a loss.  A Fund also could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market.  The market for many derivatives is, or suddenly can become, illiquid.  Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.

Derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as over-the-counter derivatives.  Exchange-traded derivatives generally are guaranteed by the clearing agency that is the issuer or counterparty to such derivatives.  This guarantee usually is supported by a daily variation margin system operated by the clearing agency in order to reduce overall credit risk.  As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with derivatives purchased on an exchange.  In contrast, no clearing agency guarantees over-the-counter derivatives.  Therefore, each party to an over-the-counter derivative bears the risk that the counterparty will default.  Accordingly, the portfolio managers will consider the creditworthiness of counterparties to over-the-counter derivatives in the same manner as it would review the credit quality of a security to be purchased by a Fund.  Over-the-counter derivatives are less liquid than exchange-traded derivatives since the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it.

FUTURES TRANSACTIONS.

General

The Japan Fund and the Japan Small Cap Fund may enter into futures contracts in U.S. domestic markets or, if applicable, on exchanges located outside the U.S. Foreign markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the U.S. Foreign markets, however, may have greater risk potential than domestic markets.  For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract.  In addition, any profits a Fund might realize in trading could be eliminated by adverse changes in the currency exchange rate, or the Fund could incur losses as a result of those changes.  Transactions on foreign exchanges may include commodities that are traded on domestic exchanges or those which are not. Unlike trading on U.S. commodity exchanges, trading on foreign commodity exchanges is not regulated by the CFTC.

Engaging in these transactions involves risk of loss to a Fund, which could adversely affect the value of the Fund’s net assets.  Although the Funds intend to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time.  Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day.  Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day.  Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting a Fund to substantial losses.

Successful use of futures by a Fund also is subject to the ability of the portfolio managers to predict correctly movements in the direction of the relevant market and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the securities being hedged and the price movements of the futures contract.  For example, if a Fund uses futures to hedge against the possibility of a decline in the market value of securities held in its portfolio and the prices of such securities instead increase, the Fund will lose part or all of the benefit of the increased value of securities it has hedged because it will have offsetting losses in its futures positions.  Furthermore, if in such circumstances the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements.  The Fund may have to sell such securities at a time when it may be disadvantageous to do so.

Pursuant to regulations and/or published positions of the SEC, a Fund may be required to segregate permissible liquid assets to cover its obligations relating to its transactions in derivatives.  To maintain this required cover, the Fund may have to sell portfolio securities at disadvantageous prices or times since it may not be possible to liquidate a derivative position at a reasonable price.  In addition, the segregation of such assets will have the effect of limiting the Fund’s ability otherwise to invest those assets.

Specific Futures Transactions

The Japan Fund and the Japan Small Cap Fund may purchase and sell currency, stock index and interest rate futures contracts.  A currency future obligates a Fund to purchase or sell an amount of a specific currency at a future date at a specific price.  A stock index future obligates a Fund to pay or receive an amount of cash equal to a fixed dollar amount specified in the futures contract multiplied by the difference between the settlement price of the contract on the contract’s last trading day and the value of the index based on the stock prices of the securities that comprise it at the opening of trading in such securities on the next business day.  An interest rate future obligates a Fund to purchase or sell an amount of a specific debt security at a future date at a specific price.

OPTIONS.

General

The Japan Fund and the Japan Small Cap Fund may purchase call and put options and may write (namely, sell) covered call and put option contracts.  A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security or securities at the exercise price at any time during the option period, or at a specific date.  Conversely, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security or securities at the exercise price at any time during the option period, or at a specific date.

A covered call option written by a Fund is a call option with respect to which the Fund owns the underlying security or otherwise covers the transaction by segregating permissible liquid assets.  A put option written by a Fund is covered when, among other things, the Fund segregates permissible liquid assets having a value equal to or greater than the exercise price of the option to fulfill the obligation undertaken.  The principal reason for writing covered call and put options is to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone.  A Fund receives a premium from writing covered call or put options that it retains whether or not the option is exercised.

There is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist.  A liquid secondary market in an option may cease to exist for a variety of reasons.  In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, at times have rendered certain of the clearing facilities inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options.  There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers’ orders, will not recur.  In such event, it might not be possible to effect closing transactions in particular options.  If, as a covered call option writer, a Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or it otherwise covers its position.

Specific Options Transactions

The Japan Fund and the Japan Small Cap Fund may purchase and sell call and put options in respect of currencies, specific securities (or groups or “baskets” of specific securities) or stock indices listed on national securities exchanges or traded in the over-the-counter market.  Options on currency convey the right to buy or sell the underlying currency at a price that is expected to be lower or higher than the spot price of the currency at the time the option is exercised or expires.  An option on a stock index is similar to an option in respect to specific securities, except that settlement does not occur by delivery of the securities comprising the index.  Instead, the option holder receives an amount of cash if the closing level of the stock index upon which the option is based is greater than in the case of a call, or less than in the case of a put, the exercise price of the option.  Thus, the effectiveness of purchasing or writing stock index options will depend upon price movements in the level of the index rather than the price of a particular stock.

The Funds may purchase cash-settled options on equity index swaps in pursuit of its investment objective.  Equity index swaps involve the exchange by a Fund with another party of cash flows based upon the performance of an index or a portion of an index of securities that usually includes dividends.  A cash-settled option on a swap gives the purchaser the right, but not the obligation, in return for the premium paid, to receive an amount of cash equal to the value of the underlying swap as of the exercise date.  These options typically are purchased in privately negotiated transactions from financial institutions, including securities brokerage firms.

Successful use by a Fund of options will be subject to the ability of the portfolio managers to predict correctly movements in the prices of individual stocks, the stock market generally or currencies.  To the extent such predictions are incorrect, the Fund may incur losses.

SWAPS.  The Japan Fund and the Japan Small Cap Fund may enter into currency, equity, interest rate and index swap agreements in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost than if the Funds had invested directly in the asset that yielded the desired return.  Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor.  The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount” (namely, the return on or increase in value of a particular dollar amount invested at a particular interest rate), or in a “basket” of securities representing a particular index.  Most swap agreements entered into by a Fund would calculate the obligations of the parties to the agreement on a “net basis.”  Consequently, a Fund’s current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”).  These transactions do not involve the delivery of securities or other underlying assets or principal.  Accordingly, the risk of loss with respect to swaps is limited to the net amount of interest payments that a Fund is contractually obligated to make.  If the other party to a swap defaults, the Fund’s risk of loss consists of the net amount of payments that the Fund contractually is entitled to receive.

FOREIGN CURRENCY TRANSACTIONS.  The Japan Fund and the Japan Small Cap Fund may, but are not obligated to, hedge their exposure to foreign currencies.  The Funds also may seek to gain exposure to the foreign currency in an attempt to realize gains.  A Fund’s success in these transactions will depend principally on the ability of the portfolio managers to predict accurately the future exchange rates between foreign currencies and the U.S. dollar.  Currency exchange rates may fluctuate significantly over short periods of time.  They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors, as seen from an international perspective.  Currency exchange rates also can be affected unpredictably by intervention, or failure to intervene, by U.S. or foreign governments or central banks, or by currency controls or political developments in the U.S. or abroad.

FUTURE DEVELOPMENTS.  The Japan Fund and the Japan Small Cap Fund may take advantage of opportunities in options and futures contracts and options on futures contracts and any other derivatives that are not presently contemplated for use by the Funds or which are not currently available but which may be developed, to the extent such opportunities are both consistent with a Fund’s investment objective and legally permissible for the Fund.  Before entering into such transactions or making any such investment, a Fund will provide appropriate disclosure in its Prospectus or SAI.

SIMULTANEOUS INVESTMENTS.  Certain inherent conflicts of interest may arise from the fact that SPARX Japan or its affiliates may carry on substantial investment activities (including activities that employ substantially similar strategies as the Japan Fund and the Japan Small Cap Fund) for other client accounts, discretionary accounts and other pooled investment vehicles, for their own accounts, and others.  Investment decisions for each of the Japan Fund and the Japan Small Cap Fund are made independently from each other and from those for other clients advised by SPARX Japan or its affiliates and the Funds will not have no interest in these activities.  If, however, such other Fund or clients desire to invest in, or dispose of, the same securities as a Fund, available investments or opportunities for sales will be allocated equitably to each.  In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by a Fund or the price paid or received by a Fund.  In addition, when purchases or sales of the same security for the Japan Fund or the Japan Small Cap Fund and other client accounts managed by SPARX Japan occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large denomination purchases and sales.  The Funds, together with other clients advised by the portfolio managers and affiliates of SPARX Japan, may own significant positions in portfolio companies that, depending on market conditions, may affect adversely a Fund’s ability to dispose of some or all of its positions should it desire to do so.

FOCUS FUND, EQUITY AND INCOME FUND, CORE BOND FUND, GAS UTILITY FUND, SMALL CAP FINANCIAL FUND, LARGE CAP FINANCIAL FUND AND TECHNOLOGY FUND

SPECIAL NOTE REGARDING REGULATORY INITIATIVES.  Events in the financial sector over the past few years have resulted in reduced liquidity in the credit and fixed income markets and an unusually high degree of volatility in the financial markets, both domestic and international.  While entire markets have been impacted, issuers that have exposure to the real estate, mortgage and credit markets have been particularly affected.  These events and the potential for continuing market turbulence may have an adverse effect of the Funds’ investments.  It is uncertain how long these conditions will continue.

The U.S. Government, the Federal Reserve, the Treasury, the SEC (sometimes referred to as the “Commission”), the CFTC, the Federal Deposit Insurance Corporation and other U.S. Governmental and regulatory bodies have recently taken, or are considering taking, actions in response to the economic events of the past few years.  These actions include, but are not limited to, the enactment by the United States Congress of the Dodd-Frank Wall Street Reform and Consumer Protection Act, signed into law on July 21, 2010, which imposes a new regulatory framework over the U.S. financial services industry and the consumer credit markets in general, as well as requiring sweeping new regulations by the Commission, the CFTC and other regulators.  Given the broad scope, sweeping nature, and relatively recent enactment of some of these statutes and regulatory measures, the potential impact they could have on securities held by the Funds currently is unknown.  There can be no assurance that these measures will not have an adverse effect on the value or marketability of securities held by the Funds.  Furthermore, no assurance can be made that the U.S. Government or any U.S. regulatory body (or other authority or regulatory body) will refrain from taking further legislative or regulatory action.  The effect of any such actions, if taken, cannot be known.

CASH AND SHORT-TERM SECURITIES.  The Funds may invest in cash and short-term instruments that may include high grade liquid debt securities such as variable amount master demand notes, commercial paper, certificates of deposit, bankers’ acceptances, repurchase agreements that mature in less than seven days and obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities. Bankers’ acceptances are instruments of the U.S. banks that are drafts or bills of exchange “accepted” by a bank or trust company as an obligation to pay on maturity.  Money market instruments may carry fixed, variable, or floating interest rates.  A security’s credit may be enhanced by a bank, insurance company, or other entity.  Some money market securities employ a trust or other similar structure to modify the maturity, price characteristics, or quality of financial assets so that they are eligible investments for money market funds.  If the structure does not perform as intended, adverse tax or investment consequences may result. With respect to each Fund, there may be times when, in the opinion of the Manager, adverse market conditions exist, and it believes that the return on certain money market type instruments would be more favorable than that obtainable through a Fund’s normal investment programs.  Accordingly, for temporary defensive purposes, each Fund may hold up to 100% of its total assets in cash and/or short-term obligations.  To the extent that a Fund’s assets are so invested, they will not be invested so as to meet its investment objective.

U.S. TREASURY SECURITIES.  U.S. Treasury securities are direct obligations of the U.S. Government and are backed by the full faith and credit of the U.S. Treasury.  U.S. Treasury securities differ only in their interest rates, maturities, and dates of issuance.  Treasury Bills have maturities of one year or less.  Treasury Notes have maturities of one to ten years, and Treasury Bonds generally have maturities of greater than ten years at the date of issuance.  Yields on short-, intermediate-, and long-term U.S. Treasury securities are dependent on a variety of factors, including the general conditions of the money and bond markets, the size of a particular offering, and the maturity of the obligation.

GOVERNMENT AGENCY SECURITIES.  Government agency securities, often called agencies, are indirect obligations of the U.S. Government, and are issued by federal agencies and government-sponsored corporations under authority from Congress.  Government agency securities may be backed by the full faith and credit of the federal government, which is the case with Government National Mortgage Association and Small Business Administration certificates, but are more often issued or guaranteed by the sponsoring agency.  Examples of government agency securities include Export-Import Bank of the United States, the Federal Home Loan Banks, and the Federal Farm Credit System Banks.

GOVERNMENT-SPONSORED ENTERPRISES.  Government-sponsored enterprises are characterized as being privately owned and publicly chartered.  These enterprises were created by the U.S. Government to help certain important sectors of the economy reduce their borrowing costs.  The U.S. Government does not directly back government-sponsored enterprise securities, although in some instances, government-sponsored enterprise securities may benefit from indirect support. Freddie Mac and Fannie Mae are examples of government-sponsored enterprise securities.

On September 6, 2008, the Federal Housing Finance Authority (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac into conservatorship under its authority with the stated purpose to preserve and conserve each entity’s assets and property, and to put each entity in a sound and solvent condition.  The effect that this conservatorship will have on these entities’ debt and equities is unclear and no assurance can be given that any steps taken by the FHFA or the U.S. Treasury or any other agency of the U.S. Government with respect to Fannie Mae or Freddie Mac will succeed.  Fannie Mae and Freddie Mac have each been and remain the subject of investigations by federal regulators over certain accounting matters.  Such investigations, and any resulting restatements, may adversely affect these entities and, as a result, the payment of principal or interest on securities they issue.

RISKS ASSOCIATED WITH INVESTING IN U.S. GOVERNMENT SECURITIES.  The U.S. Government is considered to be the best credit-rated issuer in the debt markets.  Since Treasury securities are direct obligations of the U.S. Government, they are considered to have minimal credit risk.  While most other government-sponsored securities are not direct obligations of the U.S. Government (although some are guaranteed by the U.S. Government), they also offer little credit risk.

However, another type of risk that may affect a Fund is market and/or interest rate risk.  For example, debt securities with longer maturities tend to produce higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities and lower yields.  The market value of U.S. Government securities generally varies inversely with changes in market interest rates.  An increase in interest rates, therefore, would generally reduce the market value of any U.S. Government security held by the Funds, while a decline in interest rates would generally increase the market value of such investment.

BANK MONEY MARKET INSTRUMENTS.  Bank money market instruments are short-term obligations of depository institutions that provide high liquidity and a relatively low risk way to earn interest on cash reserves.

RISKS OF BANK MONEY MARKET INSTRUMENTS.  Bank deposits and CDs are insured to $250,000 per depositor by the Bank Insurance Fund and the Savings Association Insurance Fund, units of the Federal Deposit Insurance Corporation (“FDIC”), and by the National Credit Union Administration (“NCUA”).  The FDIC and NCUA are federally sponsored agencies.

REPURCHASE AGREEMENTS.  A repurchase agreement is an agreement where the Funds acquire a debt security from a commercial bank or broker/dealer with the understanding that the Fund will sell the instrument back at an agreed-upon price and date (normally, the next business day).  Essentially, a repurchase agreement may be considered a loan backed by securities.  The resale price reflects an agreed-upon interest rate effective for the period the instrument is held by the Funds.  In these transactions, the value of the securities acquired by the Fund (including accrued interest earned) must be greater than the value of the repurchase agreement itself.  The securities are held by the Funds’ custodian bank until repurchased.

REASONS TO USE REPURCHASE AGREEMENTS.  The Funds may invest in repurchase agreements secured by securities issued or guaranteed by the U.S. Government, its agencies and government-sponsored enterprises (i) for defensive purposes due to market conditions or (ii) to generate income from the Funds’ excess cash balances.  The Funds will only enter into repurchase agreements with member banks of the Federal Reserve system or primary dealers of U.S. Government securities.

RISKS OF REPURCHASE AGREEMENTS.  The use of repurchase agreements involves certain risks.  For example, if the other party to the agreement defaults on its obligations to repurchase the underlying security at a time when the value of the security has declined, the Funds may incur a loss when the security is sold.  If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a court may determine that the underlying security is collateral for a loan by the Funds not within the control of the Funds.  Consequently, the Funds may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement.  While the Manager acknowledges these risks, it is expected that these risks can be controlled through monitoring procedures.  These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose condition will be continually monitored.  In addition, the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned in the repurchase agreement.

REVERSE REPURCHASE AGREEMENTS.  Each Fund may borrow funds for temporary purposes by entering into reverse repurchase agreements in accordance with the Fund’s investment restrictions.  Pursuant to such agreements, a Fund would sell portfolio securities to financial institutions such as banks and broker-dealers, and agree to repurchase the securities at the mutually agreed-upon date and price.  The Funds intend to enter into reverse repurchase agreements only to avoid otherwise selling securities during unfavorable market conditions to meet redemptions.  When a Fund enters into a reverse repurchase agreement, it will maintain a sufficient level of assets to cover the reverse repurchase agreement, in accordance with the 1940 Act and related guidance issued by the SEC.  Such assets will include U.S. Government securities or other liquid, high-grade debt securities.

RISKS OF REVERSE REPURCHASE AGREEMENTS.  Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price at which the Fund is obligated to repurchase the securities.  Reverse repurchase agreements are considered to be borrowing by a Fund under the 1940 Act.

FOREIGN INVESTMENTS.  The Funds may invest in securities issued by foreign branches of U.S. banks, foreign banks, or other foreign issuers, including American Depositary Receipts, European Depositary Receipts (“EDRs”) and Global Depositary Receipts and securities purchased on foreign securities exchanges and over-the-counter.

Depositary receipts are not usually denominated in the same currency as the securities into which they may be converted.  Generally, ADRs, in registered form, are designed for use in U.S. securities markets and EDRs and GDRs, in bearer form, are designed for use in European and global securities markets.  ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs and GDRs are European and global receipts, respectively, evidencing a similar arrangement.

Other permissible investments include: Eurodollar Certificates of Deposit (“ECDs”), which are U.S. Dollar-denominated certificates of deposit issued by branches of foreign and domestic banks located outside the United States; Yankee Certificates of Deposit (“Yankee CDs”), which are certificates of deposit issued by a U.S. branch of a foreign bank denominated in U.S. Dollars and held in the United States; Eurodollar Time Deposits (“ETDs”), which are U.S. Dollar-denominated deposits in a foreign branch of a U.S. bank or a foreign bank; and Canadian Time Deposits (“CTDs”), which are U.S. Dollar-denominated certificates of deposit issued by Canadian offices of major Canadian Banks.  Such investments may subject the Funds to significant investment risks that are different from, and additional to, those related to investments in obligations of U.S. domestic issuers or in U.S. securities markets.

RISKS OF FOREIGN INVESTMENTS.  The value of securities denominated in or indexed to foreign currencies, and of dividends and interest from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar.  Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices on some foreign markets can be highly volatile.  Many foreign countries lack uniform accounting and disclosure standards comparable to those applicable to U.S. companies, and it may be more difficult to obtain reliable information regarding an issuer’s financial condition and operations.  In addition, the costs of foreign investing, including withholding taxes, brokerage commissions, and custodial costs, are generally higher than for U.S. investments.

Foreign markets may offer less protection to investors than U.S. markets.  Foreign issuers, brokers, and securities markets may be subject to less government supervision.  Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks.  Foreign security trading practices, including those involving the release of assets in advance of payment, may involve increased risks in the event of a failed trade or the insolvency of a broker-dealer, and may involve substantial delays.  It may also be difficult to enforce legal rights in foreign countries.

Investing abroad also involves different political and economic risks.  Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. Dollars, or other government intervention.  There may be a greater possibility of default by foreign governments or foreign government-sponsored enterprises.  Investments in foreign countries also involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments.  There is no assurance that the Manager will be able to anticipate these potential events or counter their effects.

The considerations noted above generally are intensified for investments in developing countries.  Developing countries may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.

The Funds may invest in foreign securities that impose restrictions on transfer within the U.S. or to U.S. persons.  Although securities subject to transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

ILLIQUID INVESTMENTS AND RESTRICTED SECURITIES.  Each Fund may invest up to 15% of its net assets in illiquid investments, including restricted securities that do not meet the criteria for liquidity established by the Trust’s Board of Trustees.  Illiquid investments are investments that cannot be sold or disposed of in the ordinary course of business, within seven days, at approximately the prices at which they are valued.  Under the supervision of the Board of Trustees, the Manager determines the liquidity of each Fund’s investments and, through reports from the Manager, the Board of Trustees monitors investments in illiquid instruments.  In determining the liquidity of a Fund’s investments, the Manager may consider various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features), and (5) the nature of the marketplace for trades (including the ability to assign or offset a Fund’s rights and obligations relating to the investment).  Investments currently considered by the Funds to be illiquid include repurchase agreements not entitling the holder to payment of principal and interest within seven days.  Also, the Manager may determine some over-the-counter options, restricted securities and loans and other direct debt instruments, and swap agreements to be illiquid.  In the absence of market quotations, illiquid investments are priced at fair value as determined in good faith in accordance with procedures established by the Board of Trustees.  If through a change in values, net assets, or other circumstances, a Fund were in a position where more than 15% of its net assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.

Restricted securities are securities that cannot be sold to the public without registration under the 1933 Act.  Unless registered for sale, these securities can only be sold in privately negotiated transactions or pursuant to an exemption from registration.  The ability of the Trustees to determine the liquidity of certain restricted securities is permitted under a position of the staff of the Commission set forth in the adopting release for Rule 144A under the 1933 Act (“Rule 144A”).  Rule 144A is a nonexclusive safe-harbor for certain secondary market transactions involving securities subject to restrictions on resale under federal securities laws.  Rule 144A provides an exemption from registration for resales of otherwise restricted securities to qualified institutional buyers.  Rule 144A was expected to further enhance the liquidity of the secondary market for securities eligible for resale under Rule 144A.  The Trustees determine the liquidity of certain restricted securities, including Rule 144A securities and foreign securities.

The Trustees consider the following criteria in determining the liquidity of certain restricted securities: the frequency of trades and quotes for the security; the number of dealers willing to purchase or sell the security and the number of other potential buyers; dealer undertakings to make a market in the security; and the nature of the security and the nature of the marketplace trades.  The Trustees have delegated to the Manager the daily function of determining and monitoring the liquidity of restricted securities pursuant to the above criteria and guidelines adopted by the Trustees. The Trustees will continue to monitor and periodically review the Manager’s selection of Rule 144A securities as well as any determinations as to their liquidity.

SECURITIES LENDING.  Each Fund may lend its portfolio securities to broker-dealers, banks or institutional borrowers of securities.  A Fund must receive a minimum of 100% collateral, plus any interest due in the form of cash or U.S. Government securities.  This collateral must be valued daily and should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund.  During the time portfolio securities are on loan, the borrower will pay the Fund any dividends or interest paid on such securities plus any interest negotiated between the parties to the lending agreement.  Loans will be subject to termination by the Fund or the borrower at any time.  While a Fund will not have the right to vote securities on loan, it will terminate the loan and regain the right to vote if that is considered important with respect to the investment.  A Fund will only enter into loan arrangements with broker-dealers, banks or other institutions that the Manager has determined are creditworthy under guidelines established by the Trustees.  Each Fund will limit its securities lending to 33 1/3% of total assets.

RISKS OF SECURITIES LENDING.  Each Fund will enter into securities lending and repurchase transactions only with nationally recognized brokers, banks, dealers or other financial institutions.  In the event of a default or bankruptcy by a seller or borrower, the Fund will promptly liquidate collateral.  However, the exercise of the Fund’s right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale of collateral on a default of the seller or borrower were less than the seller’s or borrower’s obligation, the Fund could suffer a loss.

BORROWING.  Each Fund may enter into commitments to purchase securities in accordance with their investment programs, including when-issued securities and reverse repurchase agreements, provided that the total amount of any such borrowing does not exceed 33 1/3% of each Fund’s total assets.  Additionally, each Fund may borrow money for temporary or emergency purposes in an amount not exceeding 5% of the value of each Fund’s total assets at the time when the loan is made.

FOCUS FUND, EQUITY AND INCOME FUND, CORE BOND FUND, SMALL CAP FINANCIAL FUND, LARGE CAP FINANCIAL FUND AND TECHNOLOGY FUND

CONVERTIBLE SECURITIES.  The Funds may invest in all types of common stocks and equivalents (such as convertible debt securities and warrants) and preferred stocks.  The Funds may invest in convertible securities that may offer higher income than the common stocks into which they are convertible.  The convertible securities in which the Funds may invest consist of bonds, notes, debentures and preferred stocks that may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock.  A Fund may be required to permit the issuer of a convertible security to redeem the security, convert it into the underlying common stock or sell it to a third party.  Thus, a Fund may not be able to control whether the issuer of a convertible security chooses to convert that security.  If the issuer chooses to do so, this action could have an adverse effect on the Fund’s ability to achieve its investment objectives.

ASSET-BACKED SECURITIES.  Asset-backed securities include pools of mortgages, loans, receivables or other assets.  Payment of principal and interest may be largely dependent upon the cash flows generated by the assets backing the securities, and, in certain cases, supported by letters of credit, surety bonds, or other credit enhancements.  The value of asset-backed securities may also be affected by the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the financial institution(s) providing the credit support.

MORTGAGED-BACKED SECURITIES.  The Funds may invest in securities that directly or indirectly represent participations in, or are collateralized by, payable from, mortgage loans secured by real property (“Mortgage-Backed Securities”).

Mortgage-Backed Securities represent pools of mortgage loans assembled for sale to investors by various governmental agencies such as the Government National Mortgage Association (“Ginnie Mae”) and government-related organizations such as Fannie Mae and Freddie Mac, as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers, and private mortgage insurance companies.  Although certain Mortgage-Backed Securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured.  If the Manager purchases a Mortgage-Backed Security at a premium, that portion may be lost if there is a decline in the market value of the security whether resulting from changes in interest rates or prepayments in the underlying mortgage collateral.  As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates.  However, though the value of a Mortgage-Backed Security may decline when interest rates rise, the converse is not necessarily true since in periods of declining interest rates the mortgages underlying the securities are prone to prepayment.  For this and other reasons, a Mortgage-Backed Security’s stated maturity may be shortened by unscheduled prepayments on the underlying mortgages and, therefore, it is not possible to predict accurately the securities’ return to a Fund.  In addition, regular payments received in respect of Mortgage-Backed Securities include both interest and principal.  No assurance can be given as to the return a Fund will receive when these amounts are reinvested.

There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue Mortgage-Backed Securities and among the securities that they issue.  Mortgage-Backed Securities issued by Ginnie Mae include Ginnie Mae Mortgage Pass-Through Certificates that are guaranteed as to the timely payment of principal and interest by Ginnie Mae.  This guarantee is backed by the full faith and credit of the United States.  Ginnie Mae is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development.  Ginnie Mae certificates also are supported by the authority of Ginnie Mae to borrow funds from the U.S. Treasury to make payments under its guarantee.  Mortgage-Backed Securities issued by Fannie Mae include Fannie Mae Guaranteed Mortgage Pass-Through Certificates (also known as “Fannie Maes”) that are guaranteed as to timely payment of the principal and interest by Fannie Mae.  Fannie Maes are solely the obligations of Fannie Mae and are not backed by or entitled to the full faith and credit of the United States.  Fannie Mae is a government-sponsored organization owned entirely by private stockholders.  Mortgage-Backed Securities issued by Freddie Mac include Freddie Mac Mortgage Participation Certificates (also known as “Freddie Mac PC’s”).  Freddie Mac is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks.  Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or any Federal Home Loan Bank.  Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by Freddie Mac.  Freddie Mac guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans.  When Freddie Mac does not guarantee timely payment of principal, Freddie Mac may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

The Funds may also invest in Mortgage-Backed Securities that are collateralized mortgage obligations structured on pools of mortgage pass-through certificates or mortgage loans (“CFOs” and “REMICs”) and derivative multiple-class mortgage-backed securities (“Stripped Mortgage-Backed Securities” or “SMBSs”).

Rating agencies have placed on credit watch or downgraded the ratings previously assigned to a large number of mortgage-related securities (which may include certain of the mortgage-related securities in which certain of the Funds may have invested or may in the future invest), and may continue to do so in the future.  If a mortgage-related security in which the Fund is invested is placed on credit watch or downgraded, the value of the security may decline and the Fund may experience losses.

Further, the recent and unprecedented disruption in the residential mortgage-related securities market (and in particular, the “subprime” residential mortgage market), the broader mortgage-related securities market and the asset-backed securities market have resulted in downward price pressures and increasing foreclosures and defaults in residential and commercial real estate.  Concerns over inflation, energy costs, geopolitical issues, the availability and cost of credit, the mortgage market and a declining real estate market have contributed to increased volatility and diminished expectations for the economy and markets going forward, and have contributed to dramatic declines in the housing market, with falling home prices and increasing foreclosures and unemployment, and significant asset write-downs by financial institutions.  The continuation or worsening of this general economic downturn may lead to further declines in income from, or the value of, real estate, including the real estate that secures the mortgage-related securities held by certain of the Funds.  Additionally, a lack of credit liquidity and decreases in the value of real property have occurred and may continue to occur or worsen, and potentially prevent borrowers from refinancing their mortgages, which may increase the likelihood of default on their mortgage loans.  These economic conditions may also adversely affect the amount of proceeds the holder of a mortgage loan or mortgage-related securities would realize in the event of a foreclosure or other exercise of remedies.  Moreover, even if such mortgage-related securities are performing as anticipated, their value in the secondary market may fall or continue to fall as a result of deterioration in general market conditions for such securities or other asset-backed or structured products.  Trading activity associated with market indices may also drive spreads on those indices wider than spreads on mortgage-related securities, thereby resulting in a decrease in the value of such mortgage-related securities. Mortgage loans backing non-agency mortgage-related securities are more sensitive to economic factors that could affect the ability of borrowers to pay their obligations under the mortgage loans backing these securities.

These economic conditions may reduce the cash flow that a Fund investing in such mortgage-related securities receives from such securities and increase the incidence and severity of credit events and losses in respect of such securities.  In addition, interest rate spreads for mortgage-backed securities have widened and are more volatile when compared to the recent past due to these adverse changes in market conditions.  In the event that interest rate spreads for mortgage-related securities continue to widen following the purchase of such assets by a Fund, the market value of such securities is likely to decline and, in the case of a substantial spread widening, could decline by a substantial amount.  Furthermore, these adverse changes in market conditions have resulted in a severe liquidity crisis in the market for mortgage-backed securities (including the mortgage-related securities in which certain of the Funds may invest) and increasing unwillingness by banks, financial institutions and investors to extend credit to servicers, originators and other participants in the mortgage-related securities market for these securities and other asset-backed securities.  As a result, the liquidity and/or the market value of any mortgage-related securities that are owned by a Fund may experience further declines after they are purchased by such Fund.

The rise in the rate of foreclosures of properties has resulted in legislative, regulatory and enforcement actions seeking to prevent or restrict foreclosures.  Actions have also been brought against issuers and underwriters of residential mortgage-backed securities collateralized by such residential mortgage loans and investors in such residential mortgage-backed securities.  Future legislative or regulatory initiatives by federal, state or local legislative bodies or administrative agencies, if enacted or adopted, could delay foreclosure or the exercise of other remedies, provide new defenses to foreclosure, or otherwise impair the ability of the loan servicer to foreclose or realize on a defaulted residential mortgage loan included in a pool of residential mortgage loans backing such residential mortgage-backed securities.  The nature or extent of any future limitations on foreclosure or exercise of other remedies that may be enacted is uncertain.  Governmental actions that interfere with the foreclosure process, for example, could increase the costs of such foreclosures or exercise of other remedies, delay the timing or reduce the amount of recoveries on defaulted residential mortgage loans and securities backed by such residential mortgage loans owned by a Fund, and could adversely affect the yields on the mortgage-related securities owned by the Funds and could have the effect of reducing returns to the Funds that have invested in mortgage-related securities collateralized by these residential mortgage loans.

STRUCTURED SECURITIES.  Structured securities employ a trust or other similar structure to modify the maturity, price characteristics or quality of financial assets.  For example, structural features can be used to modify the maturity of a security or interest rate adjustment features can be used to enhance price stability.  If the structure does not perform as intended, adverse tax or investment consequences may result.  Neither the Internal Revenue Service (“IRS”) nor any other regulatory authority has ruled definitively on certain legal issues presented by structured securities.  Future tax or other regulatory determinations could adversely affect the value, liquidity or tax treatment of the income received from these securities or the nature and timing of distributions made by a Fund.  The payment of principal and interest on structured securities may be largely dependent on the cash flows generated by the underlying financial assets.

VARIABLE OR FLOATING RATE SECURITIES.  Variable or floating rate securities provide for periodic adjustments of the interest rate paid.  Variable rate securities provide for a specific periodic adjustment in the interest rate, while floating rate securities have interest rates that change whenever there is a change in a designated benchmark rate.  Some variable or floating rate securities have put features.

SWAP AGREEMENTS.  Swap agreements can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors.  Depending on their structure, swap agreements may increase or decrease a Fund’s exposure to long- or short-term interest rates (in the United States or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates.  Swap agreements can take many different forms and are known by a variety of names.  The Funds are not limited to any particular form of swap agreement if the Manager determines it is consistent with a Fund’s investment objective and policies.

 In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party.  For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specific interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level.  An interest rate collar combines elements of buying a cap and selling a floor.

 Swap agreements will tend to shift a Fund’s investment exposure from one type of investment to another.  For example, if a Fund agreed to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease the Fund’s exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates.  Caps and floors have an effect similar to buying or writing options.  Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund’s investments and its share price.

 The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from a Fund.  If a swap agreement calls for payments by a Fund, the Fund must be prepared to make such payments when due.  In addition, if the counterparty’s creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses.  Each Fund expects to be able to eliminate its exposure under swap agreements whether by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party.

Each Fund will maintain appropriate liquid assets in a segregated custodial account to cover its current obligations under swap agreements.  If a Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Fund’s accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement.  If a Fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Fund’s accrued obligations under the agreement.

 INDEXED SECURITIES.  The Funds may purchase securities whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators.  Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic.  Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices.  Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers.  Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency.  Currency-indexed securities may also have prices that depend on the value of a number of different foreign currencies relative to each other.

The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad.  At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer’s creditworthiness deteriorates.  Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government agencies.  Indexed securities may be more volatile than the underlying instruments.

STRIPPED SECURITIES.  The Funds may purchase separately traded interest and principal component parts of such obligations that are transferable through the Federal book entry system, known as Separately Traded Registered Interest and Principal Securities (“STRIPS”) and Coupon Under Book Entry Safekeeping (“CUBES”).  These instruments are issued by banks and brokerage firms and are created by depositing U.S. Treasury notes and U.S. Treasury bonds into a special account at a custodian bank; the custodian holds the interest and principal payments for the benefit of the registered owner of the certificates or receipts.  The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register.  Receipts include Treasury Receipts (“TRs”), Treasury Investment Growth Receipts (“TIGRs”) and Certificates of Accrual on Treasury Securities (“CATS”).

STRIPS, CUBES, TRs, TIGRs and CATS are sold as zero coupon securities, which mean that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal.  This discount is amortized over the life of the security, and such amortization will constitute the income earned on the security for both accounting and tax purposes.  Because of these features, these securities may be subject to greater interest rate volatility than interest-paying U.S. Treasury obligations.  Bonds issued by the Resolution Funding Corporation (“REFCORP”) can also be stripped in this fashion.  REFCORP Strips are eligible investments for the Funds.

ZERO COUPON BONDS.  The Funds may purchase zero coupon bonds.  Zero coupon bonds are purchased at a discount from the face amount because the buyer receives only the right to receive a fixed payment on a certain date in the future and does not receive any periodic interest payments.  The effect of owning instruments that do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the obligations.  This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to reinvest distributions at a rate as high as the implicit yields on the zero coupon bond, but at the same time eliminates the holder’s ability to reinvest at higher rates in the future.  For this reason, zero coupon bonds are subject to substantially greater price fluctuations during periods of changing market interest rates than are comparable securities that pay interest currently, whose fluctuation increases the longer the period of maturity.  Although zero coupon bonds do not pay interest to holders prior to maturity, U.S. federal income tax law requires a Fund to recognize as interest income a portion of the bond’s discount each year and this income must then be distributed to shareholders along with other income earned by the Fund.  To the extent that any shareholders in a Fund elect to receive their dividends in cash rather than reinvest such dividends in additional shares, cash to make these distributions will have to be provided from the assets of the Fund or other sources such as proceeds of sales of Fund shares and/or sales of portfolio securities.  In such cases, the Fund will not be able to purchase additional income producing securities with cash used to make such distributions and its current income may ultimately be reduced as a result.

REAL ESTATE-RELATED INVESTMENTS.  Real estate-related instruments include real estate investment trusts, commercial and residential mortgage-backed securities, and real estate financings.  Real estate-related instruments are sensitive to factors such as real estate values, property taxes, interest rates, cash flow of underlying real estate assets, overbuilding, and the management skill and creditworthiness of the issuer.  Real estate-related instruments may also be affected by tax and regulatory requirements, such as those relating to the environment.

LOWER-RATED DEBT SECURITIES.  The Funds may purchase lower-rated debt securities, commonly referred to as “junk bonds” (those rated below the fourth highest grade by a nationally recognized statistical ratings organization (“NRSRO”) and non-rated securities judged by the Manager to be of equivalent quality), that have poor protection with respect to the payment of interest and repayment of principal, or that may be in default.  These securities are often considered to be speculative and involve greater risk of loss or price changes due to changes in the issuer’s capacity to pay.  The market prices of lower-rated debt securities may fluctuate more than those of higher-rated debt securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates.

The market for lower-rated debt securities may be thinner and less active than that for higher-rated debt securities, which can adversely affect the prices at which the former are sold.  If market quotations are not available, lower-rated debt securities will be valued in accordance with procedures established by the Board of Trustees, including the use of outside pricing services.  Judgment plays a greater role in valuing high-yield corporate debt securities than is the case for securities for which more external sources for quotations and last-sale information are available.  Adverse publicity and changing investor perceptions may affect the ability of outside pricing services to value lower-rated debt securities and the Fund’s ability to sell these securities.

Since the risk of default is higher for lower-rated debt securities, the Manager’s research and credit analysis are an especially important part of managing securities of this type held by the Funds.  In considering investments for the Funds, the Manager will attempt to identify those issuers of high-yielding debt securities whose financial condition are adequate to meet future obligations, have improved, or is expected to improve in the future.  The analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer.

A Fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise exercise its right as security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the Fund’s shareholders.

LOANS AND OTHER DEBT INSTRUMENTS.  Loans and other direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrower to another party.  They may represent amounts owed to lenders or lending syndicates (loans and loan participation), to suppliers of goods or services (trade claims or other receivables), or to other parties.  Direct debt instruments involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the Funds in the event of fraud or misrepresentation.  In addition, loan participations involve a risk of insolvency of the lending bank or other financial intermediary.  Direct debt instruments may also include standby financing commitments that obligate the Funds to supply additional cash to the borrower on demand.

FOREIGN CURRENCY TRANSACTIONS.  Each Fund may conduct foreign currency transactions on a spot (i.e., cash) basis or by entering into forward contracts to purchase or sell foreign currencies at a future date and price.  A Fund will convert currencies on a spot basis from time to time, and investors should be aware of the costs of currency conversion.  Although foreign exchange dealers generally do not charge a fee for conversion, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies.  Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.  Forward contracts are generally traded in an interbank market conducted directly between currency traders (usually large commercial banks) and their customers.  The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange.

Each Fund may use currency forward contracts for any purpose consistent with its investment objective.  The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by the Funds.  The Funds may also use swap agreements, indexed securities, and options and futures contracts relating to foreign currencies for the same purposes.

When a Fund agrees to buy or sell a security denominated in a foreign currency, it may desire to “lock in” the U.S. Dollar price of the security.  By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. Dollars, of the amount of foreign currency involved in the underlying security transaction, a Fund will be able to protect itself against an adverse change in foreign currency values between the date the security is purchased or sold and the date on which payment is made or received.  This technique is sometimes referred to as a “settlement hedge” or “transaction hedge.”  The Funds may also enter into forward contracts to purchase or sell a foreign currency in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected by the Manager.

The Funds may also use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency.  For example, if a Fund owned securities denominated in Euro, it could enter into a forward contract to sell Euro in return for U.S. Dollars to hedge against possible declines in the Euro’s value.  Such a hedge, sometimes referred to as a “position hedge,” would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors.  A Fund could also hedge the position by selling another currency expected to perform similarly to the Euro.  This type of hedge, sometimes referred to as a “proxy hedge,” could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a simple hedge into U.S. Dollars.  Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

A Fund may enter into forward contracts to shift its investment exposure from one currency into another.  This may include shifting exposure from U.S. Dollars to a foreign currency, or from one foreign currency to another foreign currency.  For example, if a Fund held investments denominated in Euro, the Fund could enter into forward contracts to sell Euro and purchase Japanese Yen.  This type of strategy, sometimes known as a “cross-hedge,” will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if the Fund had sold a security denominated in one currency and purchased an equivalent security denominated in another.  Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause a Fund to assume the risk of fluctuations in the value of the currency it purchases.

Under certain conditions, Commission guidelines require mutual funds to set aside appropriate liquid assets in a segregated custodial account to cover currency forward contracts.  As required by Commission guidelines, the Funds will segregate assets to cover currency forward contracts, if any, whose purpose is essentially speculative.  The Funds will not segregate assets to cover forward contracts entered into for hedging purposes, including settlement hedges, position hedges, and proxy hedges.

Successful use of currency management strategies will depend on the Manager’s skill in analyzing and predicting currency values.  Currency management strategies may substantially change a Fund’s investment exposure to changes in currency exchange rates, and could result in losses to the Fund if currencies do not perform as anticipated.  For example, if a currency’s value rose at a time when the Manager had hedged a Fund by selling that currency in exchange for U.S. Dollars, the Fund would be unable to participate in the currency’s appreciation.  If a Fund hedges currency exposure through proxy hedges, the Fund could realize currency losses from the hedge and the security position at the same time if the two currencies do not move in tandem.  Similarly, if the Manager increases a Fund’s exposure to a foreign currency, and that currency’s value declines, the Fund will realize a loss. There is no assurance that the use of currency management strategies will be advantageous to a Fund or that it will hedge at an appropriate time.

FUTURES CONTRACTS.  The Funds may enter into futures contracts, options on futures contracts and stock index futures contracts and options thereon for bona fide hedging purposes.  Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security, class of securities, or an index at a specified future time and at a specified price.  A stock index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of trading of the contracts and the price at which the futures contract is originally struck.  Futures contracts that are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges.  Futures exchanges and trading are regulated under the Commodity Exchange Act by the CFTC, a U.S. Government agency.

Although futures contracts by their terms call for actual delivery and acceptance of the underlying securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery.  Closing out an open futures position is done by taking an opposite position (“buying” a contract that has previously been “sold,” or “selling” a contract previously “purchased”) in an identical contract to terminate the position.  A futures contract on a securities index is an agreement obligating either party to pay, and entitling the other party to receive, while the contract is outstanding, cash payments based on the level of a specified securities index.  The acquisition of put and call options on futures contracts will, respectively, give the Funds the right (but not the obligation), for a specified price, to sell or to purchase the underlying futures contract, upon exercise of the option, at any time during the option period. Brokerage commissions are incurred when a futures contract is bought or sold.

Futures traders are required to make a good faith margin deposit in cash or U.S. Government securities with a broker or custodian to initiate and maintain open positions in futures contracts.  A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date.  Minimal initial margin requirements are established by the futures exchange and may be changed. Brokers may establish deposit requirements that are higher than the exchange minimums.  Initial margin deposits on futures contracts are customarily set at levels much lower than the prices at which the underlying securities are purchased and sold, typically ranging upward from less than 5% of the value of the contract being traded.

After a futures contract position is opened, the value of the contract is marked to market daily.  If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional “variation” margin will be required.  Conversely, a change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder.  Variation margin payments are made to and from the futures broker for as long as the contract remains open.  A Fund expects to earn interest income while its margin deposits are held pending performance on the futures contract.

When interest rates are expected to rise or market values of portfolio securities are expected to fall, a Fund can seek, through the sale of futures, contracts to offset a decline in the value of its portfolio securities.  When interest rates are expected to fall or market values are expected to rise, a Fund, through the purchase of such contracts, can attempt to secure better rates or prices for the Fund than might later be available in the market when it effects anticipated purchases.

 A Fund’s ability to effectively utilize futures trading depends on several factors.  First, it is possible that there will not be a perfect price correlation between the futures contracts and their underlying stock index.  Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a futures position prior to its maturity date.  Third, the purchase of a futures contract involves the risk that the Fund could lose more than the original margin deposit required to initiate a futures transaction.

RESTRICTIONS ON THE USE OF FUTURES CONTRACTS.  A Fund will only sell futures contracts to protect securities it owns against price declines or purchase contracts to protect against an increase in the price of securities it intends to purchase.  Pursuant to claims for exemption filed with the CFTC and/or the National Futures Association on behalf of the Funds, the Funds are not deemed to be a “commodity pool” or “commodity pool operator” under the Commodity Exchange Act and are not subject to registration or regulation as such under the Commodity Exchange Act.

In addition to the margin restrictions discussed above, transactions in futures contracts may involve the segregation of funds pursuant to requirements imposed by the Commission.  Under those requirements, where a Fund has a long position in a futures contract, it may be required to establish a segregated account (not with a futures commission merchant or broker, except as may be permitted under Commission rules) containing cash or certain liquid assets equal to the purchase price of the contract (less any margin on deposit).  For a short position in futures or forward contracts held by a Fund, those requirements may mandate the establishment of a segregated account (not with a futures commission merchant or broker, except as may be permitted under Commission rules) with cash or certain liquid assets that, when added to the amounts deposited as margin, equal the market value of the instruments underlying the futures contracts (but are not less than the price at which the short positions were established).  However, segregation of assets is not required if a Fund “covers” a long position.  For example, instead of segregating assets, a Fund, when holding a long position in a futures contract, could purchase a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Fund.  In addition, where a Fund takes short positions, or engages in sales of call options, it need not segregate assets if it “covers” these positions.  For example, where the Fund holds a short position in a futures contract, it may cover by owning the instruments underlying the contract.  A Fund may also cover such a position by holding a call option permitting it to purchase the same futures contract at a price no higher than the price at which the short position was established.  When a Fund sells a call option on a futures contract, it may cover either by entering into a long position in the same contract at a price no higher than the strike price of the call option or by owning the instruments underlying the futures contract.  A Fund could also cover this position by holding a separate call option permitting it to purchase the same futures contract at a price no higher than the strike price of the call option sold by the Fund.

In addition, the extent to which a Fund may enter into transactions involving futures contracts may be limited by the Code’s requirements for qualification as a registered investment company and the Fund’s intention to qualify as such.

RISK FACTORS IN FUTURES TRANSACTIONS.  Positions in futures contracts may be closed out only on an exchange that provides a secondary market for such futures.  However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time.  Thus, it may not be possible to close a futures position.  In the event of adverse price movements, a Fund would continue to be required to make daily cash payments to maintain the required margin.  In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so.  In addition, the Fund may be required to make delivery of the instruments underlying futures contracts it holds.  The inability to close options and futures positions also could have an adverse impact on the ability to effectively hedge them.  A Fund will minimize the risk that it will be unable to close out a futures contract by only entering into futures contracts that are traded on national futures exchanges and for which there appears to be a liquid secondary market.

The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing.  Because the deposit requirements in the futures markets are less onerous than margin requirements in the securities market, there may be increased participation by speculators in the futures market that may also cause temporary price distortions.  A relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor.  For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out.  A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out.  Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract.  However, because the futures strategies engaged in by a Fund are only for hedging purposes, it is expected that the Fund is generally not subject to risks of loss exceeding those that would be undertaken if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.

Utilization of futures transactions by a Fund involves the risk of imperfect or no correlation where the securities underlying futures contract have different maturities than the portfolio securities being hedged.  It is also possible that a Fund could both lose money on futures contracts and also experience a decline in value of its portfolio securities.  There is also the risk of loss by a Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract or related option.

OPTIONS.  The Funds may purchase and sell put and call options on their portfolio securities to enhance investment performance and to protect against changes in market prices.

COVERED CALL OPTIONS.  A Fund may write covered call options on its securities to realize a greater current return through the receipt of premiums than it would realize on its securities alone.  Such option transactions may also be used as a limited form of hedging against a decline in the price of securities owned by the Fund.

A call option gives the holder the right to purchase, and obligates the writer to sell, a security at the exercise price at any time before the expiration date.  A call option is “covered” if the writer, at all times while obligated as a writer, either owns the underlying securities (or comparable securities satisfying the cover requirements of the securities exchanges), or has the right to acquire such securities through immediate conversion of securities.

In return for the premium received when it writes a covered call option, a Fund gives up some or all of the opportunity to profit from an increase in the market price of the securities covering the call option during the life of the option.  The Fund retains the risk of loss should the price of such securities decline.  If the option expires unexercised, the Fund realizes a gain equal to the premium, which may be offset by a decline in price of the underlying security.  If the option is exercised, the Fund realizes a gain or loss equal to the difference between the Fund’s cost for the underlying security and the proceeds of sale (exercise price minus commissions) plus the amount of the premium.

A Fund may terminate a call option that it has written before it expires by entering into a closing purchase transaction.  A Fund may enter into closing purchase transactions in order to free itself to sell the underlying security or to write another call on the security, realize a profit on a previously written call option, or protect a security from being called in an unexpected market rise.  Any profits from a closing purchase transaction may be offset by a decline in the value of the underlying security.  Conversely, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from a closing purchase transaction is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund.

COVERED PUT OPTIONS.  A Fund may write covered put options in order to enhance its current return.  Such options transactions may also be used as a limited form of hedging against an increase in the price of securities that the Fund plans to purchase.  A put option gives the holder the right to sell, and obligates the writer to buy, a security at the exercise price at any time before the expiration date.  A put option is “covered” if the writer segregates cash and high-grade short-term debt obligations or other permissible collateral equal to the price to be paid if the option is exercised.

In addition to the receipt of premiums and the potential gains from terminating such options in closing purchase transactions, a Fund also receives interest on the cash and debt securities maintained to cover the exercise price of the option.  By writing a put option, a Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss unless the security later appreciates in value.

A Fund may terminate a put option that it has written before it expires by a closing purchase transaction.  Any loss from this transaction may be partially or entirely offset by the premium received on the terminated option.

PURCHASING PUT AND CALL OPTIONS.  A Fund may also purchase put options to protect portfolio holdings against a decline in market value.  This protection lasts for the life of the put option because the Fund, as a holder of the option, may sell the underlying security at the exercise price regardless of any decline in its market price.  In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs that the Fund must pay.  These costs will reduce any profit the Fund might have realized had it sold the underlying security instead of buying the put option.

A Fund may purchase call options to hedge against an increase in the price of securities that the Fund wants ultimately to buy.  Such hedge protection is provided during the life of the call option since the Fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security’s market price.  In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs.  These costs will reduce any profit the Fund might have realized had it bought the underlying security at the time it purchased the call option.

A Fund may also purchase put and call options to attempt to enhance its current return.

OPTIONS ON FOREIGN SECURITIES.  The Funds may purchase and sell options on foreign securities if the Manager believes that the investment characteristics of such options, including the risks of investing in such options, are consistent with the Fund’s investment objectives.  It is expected that risks related to such options will not differ materially from risks related to options on U.S. securities.  However, position limits and other rules of foreign exchanges may differ from those in the U.S.  In addition, options markets in some countries, many of which are relatively new, may be less liquid than comparable markets in the U.S.

RISKS INVOLVED IN THE SALE OF OPTIONS.  Options transactions involve certain risks, including the risks that the Manager will not forecast interest rate or market movements correctly, that a Fund may be unable at times to close out such positions, or that hedging transactions may not accomplish their purpose because of imperfect market correlations.  The successful use of these strategies depends on the ability of the Manager to forecast market and interest rate movements correctly.

An exchange-listed option may be closed out only on an exchange which provides a secondary market for an option of the same series.  There is no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time.  If no secondary market were to exist, it would be impossible to enter into a closing transaction to close out an option position.  As a result, a Fund may be forced to continue to hold, or to purchase at a fixed price, a security on which it has sold an option at a time when the Manager believes it is inadvisable to do so.

 Higher than anticipated trading activity or order flow or other unforeseen events might cause The Options Clearing Corporation or an exchange to institute special trading procedures or restrictions that might restrict a Fund’s use of options.  The exchanges have established limitations on the maximum number of calls and puts of each class that may be held or written by an investor or group of investors acting in concert.  It is possible that the Trust and other clients of the Manager may be considered such a group.  These position limits may restrict the Funds’ ability to purchase or sell options on particular securities.

Options that are not traded on national securities exchanges may be closed out only with the other party to the option transaction.  For that reason, it may be more difficult to close out unlisted options than listed options. Furthermore, unlisted options are not subject to the protection afforded purchasers of listed options by The Options Clearing Corporation.

Government regulations, particularly the requirements for qualification as a “regulated investment company” under the Code, may also restrict the Funds’ use of options.

SPECIAL EXPIRATION PRICE OPTIONS.  The Funds may purchase OTC puts and calls with respect to specified securities (“special expiration price options”) pursuant to which the Funds in effect may create a custom index relating to a particular industry or sector that the Manager believes will increase or decrease in value generally as a group.  In exchange for a premium, the counterparty, whose performance is guaranteed by a broker-dealer, agrees to purchase (or sell) a specified number of shares of a particular stock at a specified price and further agrees to cancel the option at a specified price that decreases straight line over the term of the option.  Thus, the value of the special expiration price option is comprised of the market value of the applicable underlying security relative to the option exercise price and the value of the remaining premium.  However, if the value of the underlying security increases (or decreases) by a prenegotiated amount, the special expiration price option is canceled and becomes worthless.  A portion of the dividends during the term of the option are applied to reduce the exercise price if the options are exercised.  Brokerage commissions and other transaction costs will reduce a Fund’s profits if the special expiration price options are exercised.  A Fund will not purchase special expiration price options with respect to more than 25% of the value of its net assets, and will limit premiums paid for such options in accordance with state securities laws.

LEAPS.  The Focus Fund may purchase certain long-term exchange-traded equity options called Long-Term Equity Anticipation Securities (“LEAPs”).  LEAPs provide a holder the opportunity to participate in the underlying securities’ appreciation in excess of a fixed dollar amount.  The Focus Fund will not purchase these options with respect to more than 25% of the value of its net assets.

 LEAPs are long-term call options that allow holders the opportunity to participate in the underlying securities’ appreciation in excess of a specified strike price, without receiving payments equivalent to any cash dividends declared on the underlying securities.  A LEAP holder will be entitled to receive a specified number of shares of the underlying stock upon payment of the exercise price, and therefore the LEAP will be exercisable at any time the price of the underlying stock is above the strike price.  However, if at expiration the price of the underlying stock is at or below the strike price, the LEAP will expire worthless.

SHORT SALES.  Each Fund may seek to hedge investments or realize additional gains through the use of short sales.  Short sales are transactions in which a Fund sells a security it does not own, in anticipation of a decline in the market value of that security.  To complete such a transaction, the Fund must borrow the security to make delivery to the buyer.  The Fund then is obligated to replace the security borrowed by purchasing it at the market price at or prior to the time of replacement.  The price at such time may be more or less than the price at which the security was sold by the Fund.  Until the security is replaced, the Fund is required to repay the lender any dividends or interest that accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold.  The net proceeds of the short sale will be retained by the broker (or by the Fund’s custodian in a special custody account), to the extent necessary to meet margin requirements, until the short position is closed out.  A Fund also will incur transaction costs in effecting short sales.

Until the Fund replaces a borrowed security, it is required to maintain a segregated account of cash or liquid assets with a broker or custodian to cover the Fund's short position.  Securities held in a segregated account cannot be sold while the position they are covering is outstanding, unless they are replaced with other liquid assets.  The Fund's ability to access the pledged collateral may also be impaired in the event the broker fails to comply with the terms of the contract, due to, for instance, its insolvency or bankruptcy. In such instances the Fund may not be able to substitute or sell the pledged collateral. Additionally, the Fund must maintain sufficient liquid assets (less any additional collateral pledged to the broker), marked-to-market daily, to cover the short sale obligation. This may limit the Fund's investment flexibility, as well as its ability to meet redemption requests or other current obligations.

A Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security.  The Fund will realize a gain if the security declines in price between those dates.  The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund may be required to pay in connection with a short sale.

INVESTMENT COMPANY SECURITIES.  The Funds may invest in other investment companies to the extent permitted by the 1940 Act, other applicable law or SEC exemption.  Investment companies include other open-end investment companies, closed-end investment companies, unit investment trusts, and ETFs, which may be organized as either open-end investment companies or unit investment trusts, all of which are professionally managed portfolios.  As a shareholder of another investment company, a Fund would bear along with other shareholders, its pro rata portion of the investment company’s expenses, including advisory fees.  These expenses would be in addition to the advisory and other expenses that the Funds incur directly in connection with their own operations. Shareholders would also be exposed to the risks associated not only to the investments of the Fund but also to the portfolio investments of the underlying investment companies.  Certain types of investment companies, such as closed end investment companies, issue a fixed number of shares that typically trade on a stock exchange or over-the-counter at a premium or discount to their net asset value.  Others are continuously offered at net asset value but also may be traded in the secondary market.

WHEN-ISSUED SECURITIES.  Each Fund may purchase securities on a when-issued or delayed delivery basis.  These transactions are arrangements in which a Fund purchases securities with payment and delivery scheduled for a future time.  When a Fund agrees to purchase securities on a when-issued basis, the Fund’s custodian must set aside cash or liquid portfolio securities equal to the amount of that commitment in a separate account, and may be required to subsequently place additional assets in the separate account to reflect any increase in the Fund’s commitment.  Prior to delivery of when-issued securities, their value is subject to fluctuation and no income accrues until their receipt.  A Fund engages in when-issued and delayed delivery transactions only for the purpose of acquiring portfolio securities consistent with its investment objective and policies, and not for investment leverage.  In when-issued and delayed delivery transactions, a Fund relies on the seller to complete the transaction; its failure to do so may cause the Fund to miss a price or yield considered to be advantageous.

RIGHTS AND WARRANTS.  The Hennessy Technology Fund may purchase warrants, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time.  Subscription rights normally have a short life span to expiration.  The purchase of warrants involves the risk that the Technology Fund could lose the purchase value of a warrant if the right to subscribe to additional shares is not exercised prior to the warrant’s expiration.  Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the level of the underlying security.

INITIAL PUBLIC OFFERINGS.  Each Fund may invest in securities issued in an initial public offering (“IPO”), which is a company’s first offering of stock to the public.  Shares are given a market value reflecting expectations for the company’s future growth.  IPO securities will typically be sold when the portfolio managers believe their market price has reached full value and may be sold shortly after purchase.

RISKS OF INITIAL PUBLIC OFFERINGS.  Each Fund that invests in IPO shares is subject to market risk and liquidity risk.  The market value of IPO shares will fluctuate considerably due to facts such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited public information about the issuer.  The purchase of IPO shares by the Fund may involve high transaction costs.  When a fund’s asset base is small, a significant portion of the fund’s performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the fund.

DISCUSSION OF INDEX METHODOLOGY – GAS UTILITY FUND

The American Gas Association Stock Index (the “AGA Stock Index”) is comprised of the common stock of approximately 62 publicly traded companies whose securities are traded on a United States stock exchange (exclusive of treasury stock), and are members of the American Gas Association (“AGA”).  While securities in such companies will be domestic U. S. securities, they may include domestic securities of foreign companies, such as ADRs, EDRs or GDRs.  These companies are engaged in the distribution or transmission of natural gas.  As of January 1, 2015, the actual computations required to produce the AGA Stock Index are performed by Sussex Economic Advisors, LLC (“Sussex”) for AGA pursuant to a contractual agreement between AGA and Sussex.  AGA has ultimate responsibility to ensure that Sussex’s calculations are performed according to its Administrative Services Agreement with the Fund.

The AGA Stock Index is computed at least monthly by multiplying the number of outstanding shares of common stock of each AGA member company by the closing market price per share at the AGA Stock Index date.  This product then is multiplied by the percentage of each company’s assets devoted to natural gas distribution and transmission.  This computation is done to recognize the natural gas component of the company’s asset base.  The result is each company’s “gas market capitalization value.”  The sum of all the companies’ “gas market capitalization values” is totaled.  This summation results in a base number called the “industry’s gas market capitalization value.”  Each company’s stock percentage within the AGA Stock Index is determined by dividing the company’s “gas market capitalization value” by the “industry’s gas market capitalization value.”  The “gas market capitalization value” for each company will be recalculated at least annually.  In computing the AGA Stock Index, individual stocks will be limited to no more than 5% of the AGA Stock Index. Therefore in calculating the AGA Stock Index, any representation in the AGA Stock Index exceeding 5% will be reallocated.  The Manager seeks to purchase sufficient shares of each company’s stock such that its proportion of the Fund’s assets will substantially equal that stock’s proportion of the AGA Stock Index.  The Manager will monitor the Fund’s securities holdings so that those holdings reflect the composition of the AGA Stock Index.  As market conditions dictate, and as significant shareholder purchases and redemptions occur, the Manager will buy or sell stocks to maintain holdings of each stock to reflect proper weightings within the AGA Stock Index.  In both rising and falling markets, the Fund attempts to achieve a monthly correlation of approximately 95% or better between its total return and that of the AGA Stock Index.  One-hundred percent correlation would mean the total return of the Fund’s assets would increase and decrease exactly the same as the AGA Stock Index.  For the fiscal year ended October 31, 2014, the Gas Utility Fund achieved a 99.9% correlation.  Since the AGA Stock Index weightings change in very small amounts during the trading day, continual small adjustments would be needed to track the AGA Stock Index exactly.  Furthermore, purchases and sales of every stock within the AGA Stock Index would be necessary as contributions and redemptions to the Fund are made.  To minimize brokerage and transaction expenses, the Manager will make adjustments to the Fund in accordance with the following methodology.  Comparison of the actual composition of the Fund to the theoretical target will be made daily.  Generally, adjustments to the holdings of any single stock will be made at least weekly whenever the actual proportion of that stock in the Fund varies by more than 0.5% of the weighting of that stock in the AGA Stock Index.  The percentage of each stock holding is based on the Fund’s net asset value.  For example, if Stock A represented 3% of the total weighting in the AGA Stock Index at the close of business, adjustments to the holdings of Stock A will be made if the value of Stock A is greater than 3.5% or less than 2.5% of the net assets.  Adjustments may be made at other times even though these tolerances are not exceeded if the adjustment can be made without incurring, in the Manager’s view, unreasonable transaction expenses.

TRUSTEES AND OFFICERS

MANAGEMENT INFORMATION

The business and affairs of the Funds are managed by their Officers under the direction of the Board of Trustees.  The name, age (as of January 31, 2015), address, principal occupation(s) during the past five years, and other information with respect to each of the Trustees and Officers of the Funds are set forth below.

Name, Address, and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships (During Past Five Years)(2) Held by Trustee
Disinterested Trustees (as defined below)
J. Dennis DeSousa Age: 78 Address: c/o Hennessy Advisors, Inc. 7250 Redwood Blvd. Suite 200 Novato, CA 94945	Trustee	Indefinite, until successor elected Served since January 1996 for the Funds	Mr. DeSousa is a real estate investor.	16	Hennessy SPARX Funds Trust; Hennessy Mutual Funds, Inc.; and The Hennessy Funds, Inc.
Robert T. Doyle Age: 67 Address: c/o Hennessy Advisors, Inc. 7250 Redwood Blvd. Suite 200 Novato, CA 94945	Trustee	Indefinite, until successor elected Served since January 1996 for the Funds	Mr. Doyle has been the Sheriff of Marin County, California since 1996.	16	Hennessy SPARX Funds Trust; Hennessy Mutual Funds, Inc.; and The Hennessy Funds, Inc.
Gerald P. Richardson Age: 69 Address: c/o Hennessy Advisors, Inc. 7250 Redwood Blvd. Suite 200 Novato, CA 94945	Trustee	Indefinite, until successor elected Served since May 2004 for the Funds	Mr. Richardson is an independent consultant in the securities industry.	16	Hennessy SPARX Funds Trust; Hennessy Mutual Funds, Inc.; and The Hennessy Funds, Inc.

Name, Address, and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships (During Past Five Years)(2) Held by Trustee
“Interested Persons” (as defined in the 1940 Act)
Neil J. Hennessy(1) Age: 59 Address: c/o Hennessy Advisors, Inc. 7250 Redwood Blvd. Suite 200 Novato, CA 94945	Chief Investment Officer, Portfolio Manager, President, Trustee and Chairman of the Board	Trustee: Indefinite, until successor elected Served since January 1996 for the Funds Officer: 1 year term Served since June 2008 for the Funds	Mr. Hennessy has been employed by Hennessy Advisors, Inc., the Funds’ investment advisor, since 1989. He currently serves as President, Chairman and CEO of Hennessy Advisors, Inc.	16	Director of Hennessy Advisors, Inc.
Jennifer Cheskiewicz(1) Age: 37 Address: c/o Hennessy Advisors, Inc. 7250 Redwood Blvd. Suite 200 Novato, CA 94945	Senior Vice President and Chief Compliance Officer	1 year term Served since June 2013 for the Funds
Ms. Cheskiewicz has been employed by Hennessy Advisors, Inc., the Funds’ investment advisor, since June 2013.

She previously served as in-house counsel to Carlson Capital, L.P., an SEC-registered investment advisor to several private funds from February 2010 to May 2013.  Prior to that, she was an attorney with Gibson, Dunn & Crutcher LLP from September 2005 through February 2010.   She currently serves as General Counsel of Hennessy Advisors, Inc.
				N/A	N/A
_______________
(1)	All Officers of the Hennessy Funds and employees of the Manager are Interested Persons of the Funds.
(2)
Pursuant to an internal reorganization, the series of Hennessy Mutual Funds, Inc. (“HMFI”), The Hennessy Funds, Inc. (“HFI”), and Hennessy SPARX Funds Trust (“HSFT”) were reorganized into series of Hennessy Funds Trust on February 28, 2014, which mirrored the corresponding series of HFMI, HFI, and HSFT.  Subsequent to the reorganization, HFMI, HFI, and HSFT were dissolved.

Name, Address, and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships (During Past Five Years) Held by Trustee
Interested Persons
Teresa M. Nilsen(1) Age: 48 Address: c/o Hennessy Advisors, Inc. 7250 Redwood Blvd. Suite 200 Novato, CA 94945	Executive Vice President and Treasurer	1 year term Served since January 1996 for the Funds
Ms. Nilsen has been employed by Hennessy Advisors, Inc., the Funds’ investment advisor, since 1989.  She currently serves as Executive Vice President, Chief Operations Officer, Chief Financial Officer, and Secretary of Hennessy Advisors, Inc.
				N/A	N/A
Daniel B. Steadman(1) Age: 58 Address: c/o Hennessy Advisors, Inc. 7250 Redwood Blvd. Suite 200 Novato, CA 94945	Executive Vice President and Secretary	1 year term Served since March 2000 for the Funds
Mr. Steadman has been employed by Hennessy Advisors, Inc., the Funds’ investment advisor, since 2000.  He currently serves as Executive Vice President and Chief Compliance Officer of Hennessy Advisors, Inc.
				N/A	N/A
Brian Carlson(1) Age: 42 c/o Hennessy Advisors, Inc. 7250 Redwood Blvd. Suite 200 Novato, CA 94945	Senior Vice President and Head of Distribution	1 year term Served since December 2013 for the Funds
Mr. Carlson has been employed by Hennessy Advisors, Inc., the Funds’ investment advisor, since December 2013.

Mr. Carlson was previously a co-founder and principal of Trivium Consultants, LLC from February 2011 through November 2013.  Prior to that, he was the Senior Managing Director of NRP Financial, Inc. from August 2007 through February 2011.
				N/A	N/A
_______________
(1)	All Officers of the Hennessy Funds and employees of the Manager are Interested Persons of the Funds.

Name, Address, and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships (During Past Five Years) Held by Trustee
Interested Persons

David Ellison(1) Age: 56 Address: c/o Hennessy Advisors, Inc. 101 Federal Street Suite 1900 Boston, MA 02110	Portfolio Manager and Senior Vice President	1 year term Served since October 2012 for the Funds
Mr. Ellison has served as Portfolio Manager of the Large Cap Financial Fund, the Small Cap Financial Fund, and the Technology Fund since inception.

Mr. Ellison previously served as Director, CIO and President of FBR Advisers, Inc. from December 1999 to October 2012.

				N/A	N/A
Brian Peery(1) Age: 45 Address: c/o Hennessy Advisors, Inc. 7250 Redwood Blvd. Suite 200 Novato, CA 94945	Portfolio Manager and Vice President	1 year term Served since March 2003 as Vice President for the Funds Served since February 2011 as Co-Portfolio Manager or Portfolio Manager for the Funds
Mr. Peery has been a Portfolio Manager of the Cornerstone Growth Fund, the Cornerstone Mid Cap 30 Fund, the Cornerstone Large Growth Fund, the Cornerstone Value Fund, the Total Return Fund, and the Balanced Fund since October 2014.  From February 2011 through September 2014, he served as a Co-Portfolio Manager of the same funds.  Mr. Peery has also been a Portfolio Manager of the Gas Utility Fund since February 2015.

Mr. Peery has been employed by Hennessy Advisors, Inc., the Funds’ investment advisor, since 2002.
				N/A	N/A
Winsor (Skip) Aylesworth(1) Age: 67 Address: c/o Hennessy Advisors, Inc. 101 Federal Street Suite 1900 Boston, MA 02110	Portfolio Manager and Vice President	1 year term Served since October 2012 for the Funds
Mr. Aylesworth has been Portfolio Manager of the Gas Utility Fund since 2001 and Portfolio Manager of the Technology Fund since inception.

Mr. Aylesworth previously served as Executive Vice President of The FBR Funds from 1999 to October 2012.
				N/A	N/A
_______________
(1)	All Officers of the Hennessy Funds and employees of the Manager are Interested Persons of the Funds.

Name, Address, and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships (During Past Five Years) Held by Trustee
Interested Persons

Ryan Kelley(1) Age: 42 Address: c/o Hennessy Advisors, Inc. 1340 Environ Way Chapel Hill, NC 27517	Portfolio Manager and Vice President	1 year term Served since March 2013 for the Funds
Mr. Kelley has been a Portfolio Manager of the Gas Utility Fund (formerly the FBR Gas Utility Fund), the Small Cap Financial Fund (formerly the FBR Small Cap Financial Fund), and the Large Cap Financial Fund (formerly the FBR Large Cap Financial Fund) since October 2014.  From March 2013 through September 2014, he served as a Co-Portfolio Manager of the same funds.  Prior to that, he was a Portfolio Analyst of the Hennessy Funds.

Mr. Kelley previously served as Portfolio Manager of the FBR Funds from January 2008 to October 2012.
				N/A	N/A

_______________
(1)	All Officers of the Hennessy Funds and employees of the Manager are Interested Persons of the Fund.

Pursuant to the terms of the Management Agreements (as defined below) with HFT, the Manager, on behalf of the Funds, pays the compensation of all Officers (other than a portion of the salaries of the Funds’ compliance officers) and Trustees who are affiliated persons of the Manager.

TRUSTEE QUALIFICATIONS

Neil J. Hennessy has been a Trustee and portfolio manager of the Hennessy Funds for many years.  His experience and skills as a portfolio manager, as well as his familiarity with the investment strategies utilized by the Manager and with the Cornerstone Series of the Hennessy Funds’ portfolios, led to the conclusion that he should serve as a Trustee.  J. Dennis DeSousa’s experience as a real estate investor has honed his understanding of financial statements and the issues that confront businesses, and his diligent and thoughtful service as a Trustee of the Hennessy Funds for over 19 years has provided him with a solid understanding of the mutual fund industry.  Serving as a sheriff, Robert T. Doyle, has honed his organizational and problem solving skills, making him a valuable resource when addressing issues that confront the Hennessy Funds.  Further, Mr. Doyle’s diligent and thoughtful service as a Trustee of the Hennessy Funds for over 19 years has provided him with a detailed understanding of the mutual fund industry.  As the chief executive officer of a company, Gerald P. Richardson gained familiarity with financial statements and developed a deep understanding of the demands of operating a business and addressing the issues that confront businesses.  Further, Mr. Richardson’s experience in the securities industry as a consultant makes him a valuable resource to the Board of Trustees.  Each of Messrs. DeSousa, Doyle and Richardson takes a conservative and thoughtful approach to addressing issues facing the Hennessy Funds.  The combination of skills and attributes discussed above led to the conclusion that each of Messrs. DeSousa, Doyle, and Richardson should serve as a Trustee.

BOARD LEADERSHIP STRUCTURE

The Board of Trustees has general oversight responsibility with respect to the operation of the Hennessy Funds.  The Board of Trustees has engaged the Manager to manage the Hennessy Funds and is responsible for overseeing the Manager and other service providers to the Hennessy Funds in accordance with the provisions of the 1940 Act and other applicable laws.  The Board of Trustees has established an Audit Committee to assist the Board in performing its oversight responsibilities.

Neil J. Hennessy serves as the Chairman of the Board of Trustees.  The Hennessy Funds do not have a lead disinterested Trustee.  The small size of the Board of Trustees, consisting of one interested Trustee and three disinterested Trustees, facilitates open discussion and significant involvement by all of the Trustees without the need for a lead disinterested Trustee.  Mr. Hennessy’s in-depth knowledge of the Hennessy Funds and their operations enables him to effectively set board agendas and ensure appropriate processes and relationships are established with both the Manager and the Board of Trustees, while the business acumen of Messrs. DeSousa, Doyle and Richardson, and long experience in the mutual fund industry serving as Trustees of the Hennessy Funds, enables them to effectively and accurately assess the information being provided to the Board of Trustees to ensure that they are appropriately fulfilling their fiduciary duties to the Hennessy Funds and their shareholders.  In light of these factors, the Hennessy Funds have determined that their leadership structure is appropriate.

BOARD OVERSIGHT OF RISK

The Board of Trustees performs a risk oversight function for the Hennessy Funds directly through its oversight role and indirectly through the Audit Committee, officers of the Hennessy Funds, and service providers to the Hennessy Funds.  To effectively perform its risk oversight function, the Board of Trustees performs the following activities, among other things: receives and reviews reports related to the performance and operations of the Hennessy Funds; reviews and approves, as applicable, the compliance policies and procedures of the Hennessy Funds; approves the Hennessy Funds’ principal investment policies; meets with representatives of various service providers, including the Manager and the independent registered public accounting firm of the Hennessy Funds, to review and discuss the activities of the Hennessy Funds and to provide direction with respect thereto; and appoints a chief compliance officer of the Hennessy Funds who oversees the implementation and testing of the Hennessy Funds’ compliance program and reports to the Board of Trustees regarding compliance matters for the Hennessy Funds and their service providers.

The Hennessy Funds have an Audit Committee, which is discussed below.  The Audit Committee plays a significant role in the risk oversight of the Hennessy Funds as they meet annually with the auditors of the Hennessy Funds to discuss, among other things, financial risk, including internal controls over financial reporting.  From time to time, the Audit Committee will meet with the Funds’ chief compliance officer and Fund counsel, upon request.

BOARD COMMITTEES

The Board of Trustees has an Audit Committee whose members are Messrs. DeSousa, Doyle (Chairman) and Richardson.  The primary functions of the Audit Committee are to recommend to the Board of Trustees the independent registered public accounting firm to be retained to perform the annual audit, to review the results of the audit, to review the Funds’ internal controls and to review certain other matters relating to the Funds’ independent registered public accounting firm and financial records.  The Audit Committee met twice during the fiscal year ended October 31, 2014.

In overseeing the independent registered public accounting firm (the “Auditor”), the Audit Committee: (1) reviews the Auditor’s independence from the Funds and management, and from the Adviser; (2) reviews periodically the level of fees approved for payment to the Auditor and the pre-approved non-audit services it has provided to the Funds to ensure their compatibility with the Auditor’s independence; (3) reviews the Auditor’s performance, qualifications and quality control procedures; (4) reviews the scope of and overall plans for the annual audit; (5) reviews the Auditor’s performance, qualifications and quality control procedures; (6) consults with management and the Auditors with respect to the Funds’ processes for risk assessment and risk management; (7) reviews with management the scope and effectiveness of the Funds’ disclosure controls and procedures, including for purposes of evaluating the accuracy and fair presentation of the company’s financial statements in connection with certifications made by the chief executive officer and chief financial officer; and (8) reviews significant legal developments and the Funds’ processes for monitoring compliance with law as it relates to the financial statements and related disclosure.

BOARD AND OTHER INTERESTED PERSONS COMPENSATION

The Funds pay Trustees who are not interested persons of the Funds (each, a “Disinterested Trustee”) fees for serving as Trustees.  Prior to February 28, 2014, the Disinterested Trustees received the following fees for service as a Trustee: HMFI paid each Disinterested Trustee a $750 fee per series of HMFI for each meeting of the Board of Trustees attended; HFT paid each Disinterested Trustee a $750 fee per series of HFT for each meeting of the Board of Trustees attended; HSFT paid each Disinterested Trustee a $750 fee per series of HSFT for each meeting of the Board of Trustees attended, and HFI paid each Disinterested Trustee a $1,000 fee for each meeting of the Board of Trustees attended, of which the Total Return Fund and the Balanced Fund each paid one-half.  After February 28, 2014, HFT pays each Disinterested Trustee an $11,500 fee for each meeting of the Board of Trustees attended, of which each of the Total Return Fund and the Balanced Fund pays $500 and each of the other Funds pays $750.  The Funds may also reimburse Trustees for travel expenses incurred in order to attend meetings of the Board of Trustees.

The table below sets forth the compensation paid by HMFI to each of the directors of HMFI for services as directors through February 28, 2014, and to officers or affiliated persons who received aggregate compensation from the Funds exceeding $60,000, for the fiscal year ended October 31, 2014:

Name of Person	Aggregate Compensation from HMFI	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from HMFI and Fund Complex (1)

Disinterested Trustees

J. Dennis DeSousa	$2,250	$0	$0	$46,000

Robert T. Doyle	$2,250	$0	$0	$46,000

Gerald P. Richardson	$2,250	$0	$0	$46,000

“Interested Persons” (as defined in the 1940 Act)

Neil J. Hennessy	$0	$0	$0	$0

Jennifer Cheskiewicz	$13,933(2)	$0	$0	$222,930(3)

Joe Fahy, Jr.	$7,554(4)	$0	$0	$120,858(5)
(1) The Hennessy Funds are the only funds in the fund complex.
(2) This amount includes $12,500 in salary and $1,433 in benefits (health and life insurance premiums and payroll expenses).
(3) This amount includes $200,000 in salary and $22,930 in benefits (health and life insurance premiums and payroll expenses).
(4) This amount includes $5,625 in salary and $1,929 in benefits (health and life insurance premiums and payroll expenses).
(5) This amount includes $90,000 in salary and $30,858 in benefits (health and life insurance premiums and payroll expenses).

The table below sets forth the compensation paid by HFT to each of the current Trustees of HFT for services as Trustees, and to officers or affiliated persons who received aggregate compensation from the Funds exceeding $60,000, for the twelve months ended October 31, 2014:

Name of Person	Aggregate Compensation from HFT	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from HFT and Fund Complex (1)

Disinterested Trustees

J. Dennis DeSousa	$41,250	$0	$0	$46,000

Robert T. Doyle	$41,250	$0	$0	$46,000

Gerald P. Richardson	$41,250	$0	$0	$46,000

“Interested Persons” (as defined in the 1940 Act)

Neil J. Hennessy	$0	$0	$0	$0

Jennifer Cheskiewicz	$190,419(2)	$0	$0	$222,930(3)

Joe Fahy, Jr.	$103,233(4)	$0	$0	$120,858(5)
(1) The Hennessy Funds are the only funds in the fund complex.
(2) This amount includes $170,833 in salary and $19,586 in benefits (health and life insurance premiums and payroll expenses).
(3) This amount includes $200,000 in salary and $22,930 in benefits (health and life insurance premiums and payroll expenses).
(4) This amount includes $76,875 in salary and $26,358 in benefits (health and life insurance premiums and payroll expenses).
(5) This amount includes $90,000 in salary and $30,858 in benefits (health and life insurance premiums and payroll expenses).

The table below sets forth the compensation paid by HSFT to each of the trustees of HSFT for services as trustees through February 28, 2014, and to officers or affiliated persons who received aggregate compensation from the Funds exceeding $60,000, for the twelve months ended October 31, 2014:

Name of Person	Aggregate Compensation from HSFT	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from HSFT and Fund Complex (1)
Disinterested Trustees

J. Dennis DeSousa	$1,500	$0	$0	$46,000

Robert T. Doyle	$1,500	$0	$0	$46,000

Gerald P. Richardson	$1,500	$0	$0	$46,000

“Interested Persons” (as defined in the 1940 Act)

Neil J. Hennessy	$0	$0	$0	$0

Jennifer Cheskiewicz	$9,289(2)	$0	$0	$222,930(3)

Joe Fahy, Jr.	$5,036(4)	$0	$0	$120,858(5)
(1) The Hennessy Funds are the only funds in the fund complex.
(2) This amount includes $8,333 in salary and $956 in benefits (health and life insurance premiums and payroll expenses).
(3) This amount includes $200,000 in salary and $22,930 in benefits (health and life insurance premiums and payroll expenses).
(4) This amount includes $3,750 in salary and $1,286 in benefits (health and life insurance premiums and payroll expenses).
(5) This amount includes $90,000 in salary and $30,858 in benefits (health and life insurance premiums and payroll expenses).

The table below sets forth the compensation paid by HFI to each of the directors of HFI for services as directors through February 28, 2014, and to officers or affiliated persons who received aggregate compensation from the Funds exceeding $60,000, for the fiscal year ended October 31, 2014:

Name of Person	Aggregate Compensation from HFI	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from HFI and Fund Complex (1)
Disinterested Trustees

J. Dennis DeSousa	$1,000	$0	$0	$46,000

Robert T. Doyle	$1,000	$0	$0	$46,000

Gerald P. Richardson	$1,000	$0	$0	$46,000

“Interested Persons” (as defined in the 1940 Act)

Neil J. Hennessy	$0	$0	$0	$0

Jennifer Cheskiewicz	$9,289(2)	$0	$0	$222,930(3)

Joe Fahy, Jr.	$5,036(4)	$0	$0	$120,858(5)
(1)The Hennessy Funds are the only funds in the fund complex.
(2) This amount includes $8,333 in salary and $956 in benefits (health and life insurance premiums and payroll expenses).
(3) This amount includes $200,000 in salary and $22,930 in benefits (health and life insurance premiums and payroll expenses).
(4) This amount includes $3,750 in salary and $1,286 in benefits (health and life insurance premiums and payroll expenses).
(5) This amount includes $90,000 in salary and $30,858 in benefits (health and life insurance premiums and payroll expenses).

Because the Manager and the Administrator perform substantially all of the services necessary for the operation of the Funds, the Funds require no employees.  No officer, director or employee of the Manager or the Administrator receives any compensation from the Funds for acting as a Trustee or Officer (other than the Funds’ compliance officers).

OWNERSHIP OF MANAGEMENT AND PRINCIPAL SHAREHOLDERS

No information is provided with regard to the Institutional Class shares of the Large Cap Financial Fund or the Japan Small Cap Fund because the Institutional Class shares of these Funds are newly established and were not offered prior to the date of this SAI.

As of January 31, 2015, the Officers and Trustees of the Hennessy Funds as a group (12 persons) owned an aggregate of less than 1% of the outstanding Investor Class shares of each Fund, except for the Technology Fund (2.2%), and less than 1% of the outstanding Institutional Class shares of each Fund, except for the Cornerstone Value Fund (1.1%), the Cornerstone Large Growth Fund (1.0%), the Large Value Fund (16.9%), the Core Bond Fund (2.3%) and the Technology Fund (7.1%).

No person is deemed to “control” any of the Funds, as that term is defined in the 1940 Act, because no Fund knows of any person who owns beneficially or through controlled companies more than 25% of a Fund’s shares or who acknowledges the existence of control.  The Funds do not control any person.

As of January 31, 2015, the following shareholders owned more than 5% of the outstanding voting securities of the Funds.  These holders are referred to as principal shareholders.

Cornerstone Growth Fund – Investor Class	Shares	Percentage

Charles Schwab & Co., Inc. * Special Custody Acct for the Benefit of Customers Attn: Mutual Funds San Francisco, CA 94105-1905	4,337,170	34.67%

National Financial Services LLC * For Exclusive Benefit of our Customers Attn: Mutual Funds Dept. 5th FL Jersey City, NJ 07310-2010	2,187,049	17.48%

TD Ameritrade, Inc. * For the Exclusive Benefit of our Clients P.O. Box 2226 Omaha, NE 68103-2226	710,948	5.68%

*           Owned of record.

Cornerstone Growth Fund – Institutional Class	Shares	Percentage

National Financial Services LLC * For the Benefit of our Customers Jersey City, NJ 07310-2010	944,006	47.20%

First Clearing LLC * For the Benefit of our Customers Saint Louis, MO 63103-2523	172,810	8.64%

Charles Schwab & Co., Inc. * Special Custody Acct for Benefit of Customers Attn: Mutual Funds San Francisco, CA 94105-1905	140,612	7.03%

Pershing LLC * For Benefit of its Customers P.O. Box 2052 Jersey City, NJ 07399-0002	117,493	5.87%

*           Owned of record.

Focus Fund – Investor Class	Shares	Percentage

National Financial Services LLC * For Exclusive Benefit of our Customers Attn: Mutual Funds Dept. 5th FL Jersey City, NJ 07310-2010	7,627,443	40.04%

Charles Schwab & Co., Inc. * Special Custody Acct for Benefit of Customers Attn: Mutual Funds San Francisco, CA 94105-1905	5,668,266	29.76%

Pershing LLC * For Benefit of its Customers Jersey City, NJ 07399-0002	1,269,686	6.67%

*           Owned of record.

Focus Fund – Institutional Class	Shares	Percentage

First Clearing LLC * For Benefit of our Customers Saint Louis, MO 63103-2523	852,286	18.62%

Charles Schwab & Co., Inc. * Special Custody Acct for Benefit of Customers Attn: Mutual Funds San Francisco, CA 94105-1905	561,920	12.28%

National Financial Services LLC * For Exclusive Benefit of our Customers Attn: Mutual Funds Dept. 5th FL Jersey City, NJ 07310-2010	543,494	11.87%

Merrill Lynch Pierce Fenner & Smith, Inc. * For the Sole Benefit of its Customers Jacksonville, FL 32246-6484	539,011	11.78%

SEI Private Trust Company * c/o Washington Trust Bank Oaks, PA 19456-9989	398,097	8.70%

*           Owned of record.

Cornerstone Mid Cap 30 Fund – Investor Class	Shares	Percentage

Charles Schwab & Co., Inc. * Special Custody Acct for Benefit of Customers Attn: Mutual Funds San Francisco, CA 94105-1905	6,378,162	37.55%

National Financial Services LLC * For the Exclusive Benefit of our Customers Attn: Mutual Funds Dept. 5th FL Jersey City, NJ 07310-2010	4,094,522	24.11%

TD Ameritrade, Inc. * For the Exclusive Benefit of our Clients P.O. Box 2226 Omaha, NE 68103-2226	911,913	5.37%

UBS WM USA * 1000 Harbor Blvd 5th Floor Weehawken, NJ 07086-6761	907,102	5.34%

*           Owned of record.

Cornerstone Mid Cap 30 Fund – Institutional Class	Shares	Percentage

Charles Schwab & Co., Inc. * Special Custody Acct for Benefit of Customers Attn: Mutual Funds San Francisco, CA 94105-1905	1,630,078	34.94%

First Clearing LLC * For Benefit of our Customers Saint Louis, MO 63103-2523	981,312	21.04%

National Financial Services LLC * For the Exclusive Benefit of our Customers Attn: Mutual Funds Dept. 5th FL Jersey City, NJ 07310-2010	852,323	18.27%

Merrill Lynch Pierce Fenner & Smith, Inc. * For the Sole Benefit of its Customers Jacksonville, FL 32246-6484	295,600	6.34%

*           Owned of record.

Cornerstone Large Growth Fund – Investor Class	Shares	Percentage

Charles Schwab & Co., Inc. * Special Custody Acct for the Benefit of Customers Attn: Mutual Funds San Francisco, CA 94105-1905	835,903	10.35%

National Financial Services LLC * For the Exclusive Benefit of our Customers Attn: Mutual Funds Dept. 5th FL Jersey City, NJ 07310-2010	504,437	6.24%

*           Owned of record.

Cornerstone Large Growth Fund – Institutional Class	Shares	Percentage

National Financial Services Corp. * For the Exclusive Benefit of our Customers Attn: Mutual Funds Dept. 5th FL Jersey City, NJ 07310-2010	208,639	18.61%

Charles Schwab & Co., Inc. * Special Custody Acct for Benefit of Customers Attn: Mutual Funds San Francisco, CA 94105-1905	201,712	17.99%

*           Owned of record.

Cornerstone Value Fund – Investor Class	Shares	Percentage

Charles Schwab & Co., Inc. * Special Custody Acct for Benefit of Customers Attn: Mutual Funds San Francisco, CA 94105-1905	892,273	11.39%

National Financial Services LLC * For the Benefit of our Customers Attn: Mutual Funds Dept. 5th FL Jersey City, NJ 07310-2010	758,930	9.68%

*           Owned of record.

Cornerstone Value Fund – Institutional Class	Shares	Percentage

First Clearing LLC * For the Benefit of our Customers Saint Louis, MO 63103-2523	377,816	67.01%

TD Ameritrade, Inc. * For the Exclusive Benefit of our Clients P.O. Box 2226 Omaha, NE 68103-2226	54,157	9.61%

National Financial Services Corp. * For the Exclusive Benefit of our Customers Attn: Mutual Funds Dept. 5th FL Jersey City, NJ 07310-2010	43,995	7.80%

*           Owned of record.

Large Value Fund – Investor Class	Shares	Percentage

Charles Schwab & Co., Inc. * Special Custody Acct for Benefit of Customers Attn: Mutual Funds San Francisco, CA 94105-1905	743,142	16.59%

National Financial Services LLC * For the Exclusive Benefit of our Customers Attn: Mutual Funds Dept. 5th FL Jersey City, NJ 07310-2010	355,282	7.93%

*           Owned of record.

Large Value Fund – Institutional Class	Shares	Percentage

First Clearing LLC * For the Benefit of our Customers Saint Louis, MO 63103-2523	8,009	65.25%

TD Ameritrade, Inc. * For the Exclusive Benefit of our Clients P.O. Box 2226 Omaha, NE 68103-2226	1,536	12.51%

Hennessy Advisors, Inc. * FBO Neil J. Hennessy Novato, CA 94945-3272	888	7.24%

Hennessy Advisors, Inc. * FBO Teresa M. Nilsen Novato, CA 94945-3272	637	5.19%

*           Owned of record.

Total Return Fund – Investor Class	Shares	Percentage

National Financial Services LLC * For the Exclusive Benefit of our Customers Attn: Mutual Funds Dept. 5th FL Jersey City, NJ 07310-2010	816,827	14.76%

Charles Schwab & Co., Inc. * Special Custody Acct for Benefit of Customers Attn: Mutual Funds San Francisco, CA 94105-1905	523,008	9.45%

*           Owned of record.

Equity and Income Fund – Investor Class	Shares	Percentage

Charles Schwab & Co., Inc. * Special Custody Acct for Benefit of Customers Attn: Mutual Funds San Francisco, CA 94105-1905	8,004,117	38.04%

National Financial Services LLC * For the Exclusive Benefit of our Customers Attn: Mutual Funds Dept. 5th FL Jersey City, NJ 07310-2010	6,689,692	31.80%

UBS WM USA * 1000 Harbor Blvd 5th Floor Weehawken, NJ 07086-6761	1,575,841	7.49%

*           Owned of record.

Equity and Income Fund – Institutional Class	Shares	Percentage

First Clearing LLC * For Benefit of our Customers Saint Louis, MO 63103-2523	1,804,777	23.68%

Merrill Lynch Pierce Fenner & Smith, Inc. * For the Sole Benefit of its Customers Jacksonville, FL 32246-6484	1,781,247	23.37%

LPL Financial * For the Benefit of its Customers San Diego, CA 92121-1968	1,387,101	18.20%

National Financial Services LLC * For the Exclusive Benefit of our Customers Attn: Mutual Funds Dept. 5th FL Jersey City, NJ 07310-2010	961,309	12.61%

*           Owned of record.

Balanced Fund – Investor Class	Shares	Percentage

Charles Schwab & Co., Inc. * Special Custody Acct for Benefit of Customers Attn: Mutual Funds San Francisco, CA 94104-4151	201,026	20.52%

Lovi Family Living Trust * Leo Lovi & Lorraine Lovi Redwood City, CA 94061-3920	75,547	7.71%

US Bank N.A. Custodian * Louis M. Angeja IRA Cameron Park, CA 95682-7643	52,759	5.39%

*           Owned of record.

Core Bond Fund – Investor Class	Shares	Percentage

First Clearing LLC * For the Benefit of our Customers Saint Louis, MO 63103-2523	63,715	18.03%

Charles Schwab & Co., Inc. * Special Custody Acct for Benefit of Customers Attn: Mutual Funds San Francisco, CA 94104-4151	47,806	13.53%

National Financial Services, LLC * For the Exclusive Benefit of our Customers Attn: Mutual Funds Dept. 5th FL Jersey City, NJ 07310-2010	45,871	12.98%

TD Ameritrade, Inc. * For the Exclusive Benefit of our Clients P.O. Box 2226 Omaha, NE 68103-2226	25,463	7.21%

US Bank N.A. Custodian * Steven Paulson IRA Ogdensburg, WI 54962-9625	22,495	6.37%

*           Owned of record.

Core Bond Fund – Institutional Class	Shares	Percentage

Joan Lee Lawson * Clifton, VA 20124-1524	144,424	41.42%

*           Owned of record.

Gas Utility Fund – Investor Class	Shares	Percentage

National Financial Services, LLC * For the Exclusive Benefit of our Customers Attn: Mutual Funds Dept. 5th FL Jersey City, NJ 07310-2010	29,306,043	38.66%

Charles Schwab & Co., Inc. * Special Custody Acct for Benefit of Customers Attn: Mutual Funds San Francisco, CA 94105-1905	16,429,625	21.67%

First Clearing LLC * For the Benefit of our Customers Saint Louis, MO 63103-2523	4,167,902	5.50%

TD Ameritrade, Inc. * For the Exclusive Benefit of our Clients P.O. Box 2226 Omaha, NE 68103-2226	4,099,999	5.41%

*           Owned of record.

Small Cap Financial Fund – Investor Class	Shares	Percentage

NFS LLC FEBO * Covington, KY 41015-1987	4,363,357	51.86%

Charles Schwab & Co., Inc. * Special Custody Acct for Benefit of Customers Attn: Mutual Funds San Francisco, CA 94105-1905	2,003,859	23.82%

*           Owned of record.

Small Cap Financial Fund – Institutional Class	Shares	Percentage

Morgan Stanley Smith Barney * Harborside Financial Center Jersey City, NJ 07311	285,635	24.05%

Pershing LLC * For the Benefit of its Customers P.O. Box 2052 Jersey City, NJ 07303-2052	221,867	18.68%

Merrill Lynch Pierce Fenner & Smith * For the Sole Benefit of its Customers Jacksonville, FL 32246-6434	214,195	18.03%

First Clearing LLC * For the Benefit of our Customers Saint Louis, MO 63103-2523	208,987	17.60%

Raymond James & Associates, Inc. * For Benefit of its Customers Philip Solomons Savannah, GA 31405-2124	110,428	9.30%

*           Owned of record.

Large Cap Financial Fund – Investor Class	Shares	Percentage

Charles Schwab & Co., Inc. * Special Custody Acct for Benefit of Customers Attn: Mutual Funds San Francisco, CA 94105-1905	3,373,602	65.73%

National Financial Services LLC * For Exclusive Benefit of our Customers Attn: Mutual Funds Dept. 5th FL Jersey City, NJ 07310-2010	871,290	16.98%

*           Owned of record.

Technology Fund – Investor Class	Shares	Percentage

National Financial Services LLC * For the Exclusive Benefit of our Customers Attn: Mutual Funds Dept. 5th FL Jersey City, NJ 07310-2010	102,699	32.40%

Schwab Omnibus * Attn: Mutual Funds San Francisco, CA 94105-1905	41,502	13.09%

US Bank NA * Custody Mahmoud Yassin Sep IRA Toms River, NJ 08755-1166	37,545	11.85%

Pershing LLC * For the Benefit of its Customers P.O. Box 2052 Jersey City, NJ 07303-2052	28,791	9.08%

*           Owned of record.

Technology Fund – Institutional Class	Shares	Percentage

Mark A Centanni & John A Johnson Trust Armed Services Benefit Services Inc. P.O. Box 25587 Alexandria, VA 22313-5587	5,023	7.93%

David S. Nickerk * Bothell, WA 98021-8897	4,450	7.02%

US Bank N.A. Custodian * David Paul Schauer Roth IRA Milwaukee, WI 53221-4022	3,804	6.00%

William R. Rawlinson Jr. & Betty Lou Rawlinson Trust Fairfield, CA 94534-7510	3,227	5.09%

*           Owned of record.

Japan Fund – Investor Class	Shares	Percentage

Charles Schwab & Co., Inc. * Special Custody Acct for Benefit of Customers Attn: Mutual Funds San Francisco, CA 94105-1905	600,095	34.82%

National Financial Services LLC * For the Exclusive Benefit of our Customers Attn: Mutual Funds Dept. 5th FL Jersey City, NJ 07310-2010	502,023	29.13%

LPL Financial * For the Benefit of its Customers San Diego, CA 92121-1968	298,025	17.29%

Pershing LLC * For the Benefit of its Customers Jersey City, NJ 07399-0002	95,849	5.56%

*           Owned of record.

Japan Fund – Institutional Class	Shares	Percentage

Mitra & Co. * c/o BMO Harris Bank Milwaukee, WI 53224-3638	600,095	34.82%

National Financial Services LLC * For the Exclusive Benefit of our Customers Attn: Mutual Funds Dept. 5th FL Jersey City, NJ 07310-2010	233,472	18.39%

Pershing LLC * For the Benefit of its Customers Jersey City, NJ 07399-0002	165,765	13.06%

Charles Schwab & Co., Inc. * Special Custody Acct for Benefit of Customers Attn: Mutual Funds San Francisco, CA 94105-1905	148,145	11.67%

Christopher T. Whitman * London UK SW3 2AF 205 United Kingdom	84,044	6.62%

*           Owned of record.

Japan Small Cap Fund – Investor Class	Shares	Percentage

National Financial Services LLC * For the Exclusive Benefit of our Customers Attn: Mutual Funds Dept. 5th FL Jersey City, NJ 07310-2010	635,837	40.34%

Charles Schwab & Co., Inc. * Special Custody Acct for Benefit of Customers Attn: Mutual Funds San Francisco, CA 94105-1905	574,413	36.44%

Pershing LLC * For the Benefit of its Customers Jersey City, NJ 07399-0002	98,059	6.22%

*           Owned of record.

The tables below set forth the dollar range of equity securities beneficially owned by each Trustee in the Funds as of December 31, 2014.

None of the Trustees who are Disinterested Trustees, or any members of their immediate family, own shares of the Manager or companies, other than registered investment companies, controlled by or under common control with the Manager.

Name of Trustee	Dollar Range of Equity Securities in the Cornerstone Growth Fund	Dollar Range of Equity Securities in the Focus Fund	Dollar Range of Equity Securities in the Cornerstone Mid Cap 30 Fund
Disinterested Trustees
J. Dennis DeSousa	$1-$10,000	$1-$10,000	$10,001-$50,000
Robert T. Doyle	None	$10,001-$50,000	$10,001-$50,000
Gerald P. Richardson	$50,001-$100,000	None	$50,001-$100,000
“Interested Persons” (as defined in the 1940 Act)
Neil J. Hennessy	$50,001-$100,000	$10,001-$50,000	Over $100,000

Name of Trustee	Dollar Range of Equity Securities in the Cornerstone Large Growth Fund	Dollar Range of Equity Securities in the Cornerstone Value Fund	Dollar Range of Equity Securities in the Large Value Fund
Disinterested Trustees
J. Dennis DeSousa	$1-$10,000	$10,001-$50,000	$1-$10,000
Robert T. Doyle	$10,001-$50,000	$10,001-$50,000	None
Gerald P. Richardson	None	$10,001-$50,000	None
“Interested Persons” (as defined in the 1940 Act)
Neil J. Hennessy	$10,001-$50,000	$10,001-$50,000	$10,001-$50,000

Name of Trustee	Dollar Range of Equity Securities in the Total Return Fund	Dollar Range of Equity Securities in the Equity and Income Fund	Dollar Range of Equity Securities in the Balanced Fund
Disinterested Trustees
J. Dennis DeSousa	$10,001-$50,000	$1-$10,000	$1-$10,000
Robert T. Doyle	$10,001-$50,000	None	None
Gerald P. Richardson	$1-$10,000	None	$1-$10,000
“Interested Persons” (as defined in the 1940 Act)
Neil J. Hennessy	$10,001-$50,000	$10,001-$50,000	$10,001-$50,000

Name of Trustee	Dollar Range of Equity Securities in the Core Bond Fund	Dollar Range of Equity Securities in the Gas Utility Fund	Dollar Range of Equity Securities in the Small Cap Financial Fund
Disinterested Trustees
J. Dennis DeSousa	None	$1-$10,000	$1-$10,000
Robert T. Doyle	None	None	None
Gerald P. Richardson	None	None	None
“Interested Persons” (as defined in the 1940 Act)
Neil J. Hennessy	$10,001-$50,000	$10,001-$50,000	$10,001-$50,000

Name of Trustee	Dollar Range of Equity Securities in the Large Cap Financial Fund	Dollar Range of Equity Securities in the Technology Fund	Dollar Range of Equity Securities in the Japan Fund
Disinterested Trustees
J. Dennis DeSousa	$1-$10,000	$1-$10,000	$1-$10,000
Robert T. Doyle	None	None	None
Gerald P. Richardson	None	None	None
“Interested Persons” (as defined in the 1940 Act)
Neil J. Hennessy	$10,001-$50,000	$10,001-$50,000	$10,001-$50,000

Name of Trustee	Dollar Range of Equity Securities in the Japan Small Cap Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies(1)
Disinterested Trustees
J. Dennis DeSousa	$1-$10,000	Over $100,000
Robert T. Doyle	None	$50,001-$100,000
Gerald P. Richardson	None	Over $100,000
“Interested Persons” (as defined in the 1940 Act)
Neil J. Hennessy	$10,001-$50,000	Over $100,000
______________________________ (1) The Hennessy Funds are the only funds in the fund complex.

MANAGEMENT OF THE FUNDS

THE MANAGER

The investment adviser to the Funds is Hennessy Advisors, Inc. (the “Manager”).  The Manager acts as the investment manager of each Fund pursuant to management agreements with HFT (collectively, the “Management Agreements”).  The Manager furnishes continuous investment advisory services and management to the Funds.  The Manager is controlled by Neil J. Hennessy, who currently owns 31.2% of the outstanding voting securities of the Manager.

Under the Management Agreements, the Manager is entitled to an investment advisory fee in respect of each Fund, computed daily and payable monthly, at the annual rate of each Fund’s average daily net assets as shown below:

Cornerstone Growth Fund	0.74%
Focus Fund	0.90%
Cornerstone Mid Cap 30 Fund	0.74%
Cornerstone Large Growth Fund	0.74%
Cornerstone Value Fund	0.74%
Large Value Fund	0.85%
Total Return Fund	0.60%
Equity and Income Fund	0.80%
Balanced Fund	0.60%
Core Bond Fund	0.80%
Gas Utility Fund	0.40%
Small Cap Financial Fund	0.90%
Large Cap Financial Fund	0.90%
Technology Fund	0.90%
Japan Fund	1.00%
Japan Small Cap Fund	1.20%

Pursuant to the Management Agreements, the Manager is responsible for investment management of each Fund’s portfolio, subject to general oversight by the Board of Trustees, and provides the Funds with office space.  In addition, the Manager is obligated to keep certain books and records of the Funds.  In connection therewith, the Manager furnishes each Fund with those ordinary clerical and bookkeeping services that are not being furnished by the Funds’ custodian, administrator or transfer agent.

Under the terms of the Management Agreements, each Fund bears all expenses incurred in its operation that are not specifically assumed by the Manager, the Administrator (as defined below) or the Distributor (as defined below) (other than pursuant to the 12b-1 plan of the Focus Fund, the Total Return Fund, the Equity and Income Fund, the Balanced Fund, the Core Bond Fund, the Gas Utility Fund, the Small Cap Financial Fund, the Large Cap Financial Fund, and the Technology Fund).  General expenses of the Funds not readily identifiable as belonging to one of the Funds are allocated among the Funds by or under the direction of the Board of Trustees in such manner as the Board determines to be fair and equitable.  Expenses borne by each Fund include, but are not limited to, the following (or the Fund’s allocated share of the following): (i) the cost

(including brokerage commissions, if any) of securities purchased or sold by the Fund and any losses incurred in connection therewith; (ii) investment management fees; (iii) organizational expenses; (iv) filing fees and expenses relating to the registration and qualification of HFT or the shares of a Fund under federal or state securities laws and maintenance of such registrations and qualifications; (v) fees and expenses payable to Disinterested Trustees; (vi) taxes (including any income or franchise taxes) and governmental fees; (vii) costs of any liability, trustees’ and officers’ insurance and fidelity bonds; (viii) legal, accounting and auditing expenses; (ix) charges of custodian, transfer agent and other agents; (x) expenses of setting in type and providing a camera-ready copy of the Fund Prospectus and supplements thereto, expenses of setting in type and printing or otherwise reproducing statements of additional information and supplements thereto and reports and proxy materials for existing shareholders; (xi) any extraordinary expenses (including fees and disbursements of counsel) incurred by HFT or the Fund; (xii) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; (xiii) a portion of the salaries of the Funds’ compliance officers; and (xiv) costs of meetings of shareholders.  The Manager may voluntarily waive its management fee or subsidize other Fund expenses.  This may have the effect of increasing a Fund’s return.

Under the Management Agreements, the Manager will not be liable for any error of judgment or mistake of law or for any loss suffered by HFT or any Fund in connection with the performance of the Management Agreements, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Manager in the performance of its duties or from reckless disregard of its duties and obligations thereunder.

The Management Agreements have an initial term of two years and may be renewed from year to year thereafter so long as such continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act.  Each Management Agreement provides that it will terminate in the event of its assignment (as defined in the 1940 Act).  The Management Agreements may be terminated by HFT with respect to a Fund or by the Manager upon 60 days’ prior written notice.

The Manager has undertaken to reimburse each of the Cornerstone Growth Fund and the Cornerstone Value Fund to the extent that the aggregate annual operating expenses of the Institutional Class shares of such Funds, including the investment advisory fee, exceed the expense limitations applicable to either of these Funds imposed by applicable state securities laws or regulations thereunder, as such limitations may be raised or lowered from time to time.  The Manager has undertaken to reimburse each of the Cornerstone Large Growth Fund and the Large Value Fund to the extent that the aggregate annual total expenses of the Institutional Class shares of such Funds, including the investment advisory fee, but excluding all federal, state and local taxes, interest, brokerage commissions and other costs incurred in connection with the purchase or sale of securities and extraordinary items in any year, exceed that percentage of the average net asset value of such Fund for such year, as determined by valuations made as of the close of each business day, which is the most restrictive percentage provided by the state laws of the various states in which the Institutional Class shares of such Fund are qualified for sale.

The Manager has undertaken to reimburse each of the Cornerstone Growth Fund and the Cornerstone Value Fund to the extent that the aggregate annual operating expenses of the Investor Class shares of such Funds, including the investment advisory fee, exceed the expense limitations applicable to either of these Funds imposed by applicable state securities laws or regulations thereunder, as such limitations may be raised or lowered from time to time.  The Manager has undertaken to reimburse each of the Cornerstone Large Growth Fund and the Large Value Fund to the extent that the aggregate annual total expenses of the Investor Class shares of such Funds, including the investment advisory fee, but excluding all federal, state and local taxes, interest, brokerage commissions and other costs incurred in connection with the purchase or sale of securities and extraordinary items in any year, exceed that percentage of the average net asset value of such Fund for such year, as determined by valuations made as of the close of each business day, which is the most restrictive percentage provided by the state laws of the various states in which the Investor Class shares of such Fund are qualified for sale.  The Manager has undertaken to reimburse each of the Total Return Fund and the Balanced Fund to the extent that the aggregate annual total expenses of the Investor Class shares of such Funds, including the investment advisory fee and the administration fee, but excluding any interest, taxes, brokerage fees and commissions, distribution fees and extraordinary expenses, exceed that percentage of the average net assets of either of such Fund for such year, as determined by valuations made as of the close of each business day, which is the most restrictive percentage provided by the state laws of the various states in which the Investor Class shares of such Funds are qualified for sale or, if the states in which the Investor Class shares of such Funds are qualified for sale impose no such restrictions, 3%.

The Manager had agreed in writing, through February 28, 2015, to waive a portion of its investment advisory fees and assume certain expenses of the Investor Class shares of each of the Small Cap Financial Fund and the Technology Fund to the extent annual fund operating expenses exceed 1.95% of the average daily net assets (excluding interest, taxes, brokerage commissions, dividend expenses, acquired fund fees and expenses, extraordinary legal expenses, or any other extraordinary expenses) of the Small Cap Financial Fund and the Technology Fund.

The Manager had agreed in writing, through February 28, 2015, to waive a portion of its investment advisory fees and assume certain expenses of the Institutional Class shares of the Small Cap Financial Fund and the Technology Fund to the extent annual fund operating expenses exceed 1.70% of such Fund’s average daily net assets (excluding interest, taxes, brokerage costs, dividend expenses, 12b-1 fees, acquired fund fees and expenses, extraordinary expenses such as litigation and merger or reorganization costs and other expenses not incurred in the ordinary course of such Fund’s business).

The Manager had agreed in writing, through February 28, 2015, to waive a portion of its investment advisory fees and assume certain expenses for the Equity and Income Fund and the Core Bond Fund (for both the Investor Class and Institutional Class shares) to the extent annual fund operating expenses exceed 1.08% and 1.05%, respectively, of the Equity and Income Fund and the Core Bond Fund’s average daily net assets (excluding interest, taxes, brokerage costs, dividend expenses, 12b-1 fees, acquired fund fees and expenses, extraordinary expenses such as litigation and merger or reorganization costs and other expenses not incurred in the ordinary course of such Fund’s business).

If the accrued amount of the expenses of the Fund exceeds the expense limitation, the Fund creates an account receivable from the Manager for the amount of such excess.  In such a situation the monthly payment of the Manager’s fee will be reduced by the amount of such excess (and if the amount of such excess in any month is greater than the monthly payment of the Manager’s fee, the Manager will pay the Fund the amount of such difference), subject to adjustment month by month during the balance of the Fund’s fiscal year if accrued expenses thereafter fall below this limit.  If, in any of the three fiscal years following any fiscal year in which the Manager has reimbursed a Fund for excess expenses, such Fund’s expenses, as a percentage of such Fund’s average net assets, are less than the applicable expense ratio limit, such Fund shall repay to the Manager the amount the Manager reimbursed the Fund; provided, however, that the Fund’s expense ratio shall not exceed the applicable limit.

During the fiscal years ended October 31, 2014, 2013 and 2012, the Cornerstone Growth Fund, the Cornerstone Mid Cap 30 Fund, the Cornerstone Large Growth Fund, the Cornerstone Value Fund, the Total

Return Fund, the Balanced Fund, the Gas Utility Fund, the Large Cap Financial Fund, the Japan Fund, and the Japan Small Cap Fund paid the following fees to the Manager pursuant to the Management Agreement.

	Fiscal Year Ended October 31, 2014	Fiscal Year Ended October 31, 2013	Fiscal Year Ended October 31, 2012
Cornerstone Growth Fund	$1,826,409	$2,115,901	$1,612,148
Cornerstone Mid Cap 30 Fund	$1,912,346	$1,466,415	$1,205,874
Cornerstone Large Growth Fund	$850,623	$750,272	$574,284
Cornerstone Value Fund	$1,122,438	$995,223	$912,705
Total Return Fund	$515,887	$487,175	$425,005
Balanced Fund	$72,744	$84,997	$136,881
Gas Utility Fund	$6,761,138	$3,712,821	$2,427,576
Large Cap Financial Fund	$911,632	$622,343	$549,491
Japan Fund	$458,458	$275,793	$205,473
Japan Small Cap Fund	$209,426	$171,427	$179,755

For the fiscal year ended October 31, 2014, each of the Focus Fund, the Large Value Fund, the Equity and Income Fund, the Core Bond Fund, the Small Cap Financial Fund, and the Technology Fund paid investment advisory fees to the Manager and received fee waivers and reimbursements of expenses as set forth below.

Fund	Gross Advisory Fees	Advisory Fee Waivers	Net Advisory Fees	Expense Reimbursements
Focus Fund	$13,038,408	—	$13,038,408	—
Large Value Fund	$1,260,210	$(9)	$1,260,201	—
Equity and Income Fund	$2,717,393	$5,453	$2,722,846	—
Core Bond Fund	$46,991	$(46,991)	—	$(41,987)
Small Cap Financial Fund	$2,523,773	—	$2,523,773	—
Technology Fund	$54,977	$(54,977)	—	$(3,744)

For the fiscal year ended October 31, 2013, each of the Focus Fund, the Large Value Fund, the Equity and Income Fund, the Core Bond Fund, the Small Cap Financial Fund, and the Technology Fund paid investment advisory fees to the Manager and received fee waivers and reimbursements of expenses as set forth below.

Fund	Gross Advisory Fees	Advisory Fee Waivers	Net Advisory Fees	Expense Reimbursements
Focus Fund	$8,639,619	—	$8,639,619	—
Large Value Fund	$1,154,401	—	$1,154,401	—
Equity and Income Fund	$2,342,811	$(67,819)	$2,274,992	—
Core Bond Fund	$126,942	$(111,481)	$15,461	—

	Gross	Gross		Expense
Small Cap Financial Fund	$2,354,715	—	$2,354,715	—
Technology Fund	$49,272	$(49,272)	—	$(10,227)

For the fiscal year ended October 31, 2012, each of the Focus Fund, the Large Value Fund, the Equity and Income Fund, the Core Bond Fund, the Small Cap Financial Fund and the Technology Fund, combined with their respective Predecessor FBR Funds, if applicable, paid investment advisory fees and received fee waivers and reimbursements of expenses as set forth below.  For the fiscal year ended October 31, 2012, the Small Cap Financial Fund/FBR Small Cap Financial Fund reimbursed $1,024 of previously waived advisory fees.

Fund	Gross Advisory Fees	Advisory Fee Waivers	Net Advisory Fees	Expense Reimbursements
Focus Fund/FBR Focus Fund	$6,539,937	—	$6,539,937	—
Large Value Fund	$1,065,815	—	$1,065,815	—
Equity and Income Fund/ FBR Balanced Fund	$1,726,176	$(179,947)	$1,546,229	—
Core Bond Fund/ FBR Core Bond Fund	$251,697	$(102,642)	$149,055	—
Small Cap Financial Fund/ FBR Small Cap Financial Fund	$1,647,875	—	$1,647,875	—
Technology Fund/ FBR Technology Fund	$60,210	$(60,210)	—	$(35,857)

SUB-ADVISORS

The Manager has delegated the day-to-day management of the portfolio composition of the Focus Fund, the Large Value Fund, the Equity and Income Fund, the Core Bond Fund, the Japan Fund, and the Japan Small Cap Fund to sub-advisors, and has entered into a sub-advisory agreement with each sub-advisor.  Pursuant to the sub-advisory agreements, the sub-advisors make specific portfolio investments in accordance with the applicable Fund’s investment objective and the sub-advisor’s investment approach and strategies.

The sub-advisors of the Funds are employed by and may be terminated by the Manager subject to prior approval by the Board of Trustees.  The employment of a new sub-advisor currently requires the prior approval of the shareholders of the applicable Fund, except that HFT may request an order of the SEC exempting the Funds from the requirements under the 1940 Act relating to shareholder approval of a new sub-advisor.  There can be no assurance that HFT will request such an order, or, if requested, that such an order will be granted with respect to the Funds.  Selection and retention criteria for sub-advisors include the following:  (i) their historical performance records; (ii) consistent performance in the context of the markets; (iii) organizational stability and reputation; (iv) the quality and depth of investment personnel; and (v) the ability of the sub-advisor to apply its approach consistently.  Different sub-advisors will not necessarily exhibit all of the criteria to the same degree.  Sub-advisors are paid by the Manager (not by the sub-advised Funds).  Each sub-advisor’s activities are subject to general supervision by the Manager and the Board of Trustees.  Although the Manager and the Board of Trustees do not evaluate the investment merits of a sub-advisor’s specific securities selections, they do review the performance of each sub-advisor relative to the selection criteria.

BROAD RUN INVESTMENT MANAGEMENT, LLC (FOCUS FUND).  The Manager has delegated the day-to-day management of the portfolio composition of the Focus Fund to Broad Run Investment Management, LLC (“Broad Run”) and has entered into a sub-advisory agreement with Broad Run (the “Broad Run Sub-Advisory Agreement”).  Broad Run is an investment adviser registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) and is wholly-owned by David S. Rainey, Brian E. Macauley, and Ira M. Rothberg.  Pursuant to the Broad Run Sub-Advisory Agreement, Broad Run makes specific portfolio investments in accordance with the Focus Fund’s investment objective and Broad Run’s investment approach and strategies.  In consideration thereof, the Manager (not the Focus Fund) pays Broad Run monthly at an annual rate of 0.29% of the average daily net assets of the Focus Fund.

The Broad Run Sub-Advisory Agreement may be terminated by either party at any time without the payment of any penalty upon giving 60 days’ written notice to the other party.  In addition, it will automatically terminate if it is assigned.

The Broad Run Sub-Advisory Agreement provides that, absent willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations, Broad Run will not be liable to the Manager for any act or omission in the course of, or connected with, rendering services under the Broad Run Sub-Advisory Agreement or for any losses that may be sustained in the purchase, holding or sale of any security.  The Broad Run Sub-Advisory Agreement also provides that Broad Run is free to render similar services to others and to engage in other activities, so long as the services rendered under the Broad Run Sub-Advisory Agreement are not impaired.

RBC GLOBAL ASSET MANAGEMENT (U.S.) INC. (LARGE VALUE FUND).  The Manager has delegated the day-to-day management of the portfolio composition of the Large Value Fund to RBC GAM (U.S.) and has entered into a sub-advisory agreement with RBC GAM (U.S.) (the “RBC GAM (U.S.) Sub-Advisory Agreement”).  RBC GAM (U.S.) is an investment adviser registered under the Advisers Act and is a wholly-owned subsidiary of RBC USA Holdco Corporation, which is an indirect wholly-owned subsidiary of Royal Bank of Canada.  Pursuant to the RBC GAM (U.S.) Sub-Advisory Agreement, RBC GAM (U.S.) makes specific portfolio investments in accordance with the Large Value Fund’s investment objective and RBC GAM (U.S.)’s investment approach and strategies.  In consideration thereof, the Manager (not the Large Value Fund) pays RBC GAM (U.S.) monthly at an annual rate of 0.35% of the average daily net assets of the Large Value Fund.

The RBC GAM (U.S.) Sub-Advisory Agreement may be terminated at any time without the payment of any penalty, immediately upon written notice to the other party in the event of a breach of any provision of the RBC GAM (U.S.) Sub-Advisory Agreement by the party so notified (the notified party has 30 days to cure the breach), or otherwise, upon giving 60 days’ written notice to the other party.  The RBC GAM (U.S.) Sub-Advisory Agreement will automatically terminate if it is assigned.

The RBC GAM (U.S.) Sub-Advisory Agreement provides that RBC GAM (U.S.) will not be liable to the Manager for, and the Manager will not take any action against RBC GAM (U.S.) or hold RBC GAM (U.S.) liable for, any error of judgment or mistake of law or for any loss suffered by the Large Value Fund (including, without limitation, by reason of the purchase, sale or retention of any security) in connection with the performance of RBC GAM (U.S.)’s duties under the Sub-Advisory Agreement, except for a loss resulting from willful misfeasance, bad faith or gross negligence on the part of RBC GAM (U.S.) in the performance of its duties under the Sub-Advisory Agreement, or by reason of its reckless disregard of its obligations and duties under the Sub-Advisory Agreement.  The RBC GAM (U.S.) Sub-Advisory Agreement also provides that RBC GAM (U.S.) and its officers, directors and employees are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, directors, trustees, or employees of any other firm or corporation.

In addition to entering into the Sub-Advisory Agreement for the Large Value Fund, the Manager and RBC GAM (U.S.) have entered into an arrangement that requires certain payments (by the Manager and not the Large Value Fund) in the event of the termination of RBC GAM (U.S.).  Specifically, if the Sub-Advisory Agreement for RBC GAM (U.S.) is terminated by the Manager without having provided RBC GAM (U.S.) with at least 60 calendar days advance written notice of such termination, then all fees will become due and owing to RBC GAM (U.S.) under the Sub-Advisory Agreement promptly after the termination date, and the amount of such fees will be calculated by treating the termination date as the date that is 60 full calendar days after the date RBC GAM (U.S.) received written notice of its termination and, for the calendar days following the termination date, basing the calculation of the fee on the aggregate NAV of the Large Value Fund as of the close of business on the business day immediately preceding the termination date.

THE LONDON COMPANY OF VIRGINIA, LLC (EQUITY AND INCOME FUND (EQUITY SLEEVE)).  The Manager has delegated the day-to-day management of the portfolio composition of the equity sleeve of the Equity and Income Fund to The London Company of Virginia (“The London Company”) and has entered into a sub-advisory agreement with The London Company (the “London Company Sub-Advisory Agreement”).  The London Company is an investment adviser registered under the Advisers Act and was founded by Stephen M. Goddard, CFA, in 1994.  The London Company is currently majority employee-owned.  Pursuant to the London Company Sub-Advisory Agreement, The London Company makes specific portfolio investments for the equity sleeve of the Equity and Income Fund in accordance with the Equity and Income Fund’s investment objective and The London Company’s investment approach and strategies.  In consideration thereof, the Manager (not the Equity and Income Fund) pays The London Company monthly at an annual rate of 0.33% of the average daily net assets of the Equity and Income Fund in its equity sleeve.

The London Company Sub-Advisory Agreement may be terminated by either party at any time without the payment of any penalty upon giving 60 days’ written notice to the other party.  In addition, the London Company Sub-Advisory Agreement will automatically terminate if it is assigned.

The London Company Sub-Advisory Agreement provides that, absent willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations, The London Company will not be liable to the Manager for any act or omission in the course of, or connected with, rendering services under such sub-advisory agreement or for any losses that may be sustained in the purchase, holding or sale of any security.  The London Company Sub-Advisory Agreement also provides that The London Company is free to render similar services to others and to engage in other activities, so long as the services rendered under such sub-advisory agreement are not impaired.

FINANCIAL COUNSELORS, INC. (EQUITY AND INCOME FUND (FIXED INCOME SLEEVE) AND CORE BOND FUND).  The Manager has delegated the day-to-day management of the portfolio composition of the fixed income sleeve of the Equity and Income Fund and of the Core Bond Fund to Financial Counselors, Inc. (“FCI”) and has entered into a sub-advisory agreement with FCI for each such Fund (for each such Fund, the “FCI Sub-Advisory Agreement”).   FCI is an investment adviser registered under the Advisers Act and was founded in 1966.  FCI’s ultimate parent company is MTC Holding Corporation, which is a holding company and majority owned by Bradley A. Bergman, a Director of FCI and the President and Director of MTC Holding Corporation.  Pursuant to the FCI Sub-Advisory Agreements, FCI makes specific portfolio investments in accordance with the Equity and Income Fund’s or the Core Bond Fund’s investment objectives, as applicable, and FCI’s investment approach and strategies.  In consideration thereof, the Manager (not the Equity and Income Fund or the Core Bond Fund) pays FCI monthly at an annual rate of 0.27% of the average daily net assets of the Equity and Income Fund in its fixed income sleeve and an annual rate of 0.27% of the average daily net assets of the Core Bond Fund.  For the fiscal year ended October 31, 2014, FCI voluntarily agreed to reduce its sub-advisory fee with respect to the Core Bond Fund to 0.15% of such Fund’s average daily net assets.

Each of the FCI Sub-Advisory Agreements may be terminated by either party at any time without the payment of any penalty upon giving 60 days’ written notice to the other party.  In addition, each of the FCI Sub-Advisory Agreements will automatically terminate if assigned.

Each of the FCI Sub-Advisory Agreements provides that, absent willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations, FCI will not be liable to the Manager for any act or omission in the course of, or connected with, rendering services under such sub-advisory agreement or for any losses that may be sustained in the purchase, holding or sale of any security.  Each of the FCI Sub-Advisory Agreements also provides that FCI is free to render similar services to others and to engage in other activities, so long as the services rendered under the applicable FCI Sub-Advisory Agreement are not impaired.

SPARX ASSET MANAGEMENT CO., LTD. (JAPAN FUND AND JAPAN SMALL CAP FUND).  The Manager has delegated the day-to-day management of the portfolio composition of the Japan Fund and the Japan Small Cap Fund to SPARX Asset Management Co., Ltd. (“SPARX Japan”) and has entered into a sub-advisory agreement with SPARX Japan for each such Fund (for each such Fund, the “SPARX Japan Sub-Advisory Agreement”).  SPARX Japan is an investment adviser registered under the Advisers Act that was founded in 1989 and is headquartered in Tokyo.  SPARX Japan is also registered with the Japanese authority to conduct the investment management business, the investment advisory and agency business, and the second financial instruments business.  In addition, SPARX Japan performs various investment and research functions and performs investment advisory activities and fund administration for its Japanese and international clients in the area of Japanese equity investment.  In 2006, the company renamed itself to SPARX Group Co., Ltd. (“SPARX Group”) and all asset management activities were transferred to a new company known as SPARX Asset Management Co., Ltd.   SPARX Japan is a wholly-owned subsidiary of SPARX Group.  SPARX Group is a publicly-listed company traded on the JASDAQ securities exchange, which is controlled by majority shareholder and Chairman, Mr. Shuhei Abe.  Pursuant to the SPARX Japan Sub-Advisory Agreements, SPARX Japan makes specific portfolio investments in accordance with the Japan Fund’s or the Japan Small Cap Fund’s investment objectives, as applicable, and SPARX Japan’s investment approach and strategies.  In consideration thereof, the Manager (not the Japan Fund or the Japan Small Cap Fund) pays SPARX Japan monthly at an annual rate of 0.35% of the average daily net assets of the Japan Fund and an annual rate of 0.20% of the average daily net assets of the Japan Small Cap Fund.

Each of the SPARX Japan Sub-Advisory Agreements may be terminated at any time without the payment of any penalty, immediately upon written notice to the other parties in the event of a breach of any provision of the applicable SPARX Japan Sub-Advisory Agreement by the party so notified (the notified party has 30 days after written notice to cure the breach), or otherwise, upon giving 60 days’ written notice to the others. In addition, each of the SPARX Japan Sub-Advisory Agreements will automatically terminate if assigned.

Each of the SPARX Japan Sub-Advisory Agreements provides that SPARX Japan will not be liable to the Manager for, and the Manager will not take any action against SPARX Japan or hold SPARX Japan liable for, any error of judgment or mistake of law or for any loss suffered by the Japan Fund or the Japan Small Cap Fund (including, without limitation, by reason of the purchase, sale or retention of any security) in connection with the performance of SPARX Japan’s duties under the applicable SPARX Japan Sub-Advisory Agreement, except for a loss resulting from willful misfeasance, bad faith or gross negligence on the part of SPARX Japan in the performance of its duties under the applicable SPARX Japan Sub-Advisory Agreement, or by reason of its reckless disregard of its obligations and duties under the applicable SPARX Japan Sub-Advisory Agreement.  Each of the SPARX Japan Sub-Advisory Agreements also provides that SPARX Japan and its officers, directors, and employees are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, directors, trustees, or employees of any other firm or corporation.

In addition to entering into the SPARX Japan Sub-Advisory Agreements, the Manager and SPARX Japan have entered into an arrangement that requires certain payments (by the Manager and not the Japan Fund or the Japan Small Cap Fund) in the event of the termination of SPARX Japan.  Specifically, if a SPARX Japan Sub-Advisory Agreement is terminated without having provided SPARX Japan with at least 60 calendar days advance written notice of such termination, then all fees will become due and owing to SPARX Japan under the applicable SPARX Japan Sub-Advisory Agreement promptly after the termination date of SPARX Japan, and the amount of such fees will be calculated by treating the termination date as the date that is 60 full calendar days after the date SPARX Japan received written notice of its termination and, for the calendar days following the termination date, basing the calculation of the fee on the aggregate NAV of the Funds as of the close of business on the business day immediately preceding the termination date.

THE PORTFOLIO MANAGERS

FUNDS ADVISED SOLELY BY THE MANAGER (CORNERSTONE GROWTH FUND, CORNERSTONE MID CAP 30 FUND, CORNERSTONE LARGE GROWTH FUND, CORNERSTONE VALUE FUND, TOTAL RETURN FUND, BALANCED FUND, GAS UTILITY FUND, SMALL CAP FINANCIAL FUND, LARGE CAP FINANCIAL FUND, AND TECHNOLOGY FUND).  The portfolio managers of each of the Cornerstone Growth Fund, the Cornerstone Mid Cap 30 Fund, the Cornerstone Large Growth Fund, the Cornerstone Value Fund, the Total Return Fund, the Balanced Fund, the Gas Utility Fund, the Small Cap Financial Fund, the Large Cap Financial Fund, and the Technology Fund may have responsibility for the day-to-day management of other Funds within the Hennessy Funds complex, but they do not manage any other accounts as of October 31, 2014.

The portfolio managers of a Fund are often responsible for managing other Funds and may in the future also be responsible for accounts other than the Funds.  The Manager typically assigns accounts with similar investment strategies to the same portfolio managers to mitigate the potentially conflicting investment strategies of accounts.  Other than potential conflicts between investment strategies, the side-by-side management of the Funds and other accounts may raise potential conflicts of interest due to the interest held by the Manager or one of its affiliates in an account and certain trading practices used by the portfolio managers (for example, cross trades between the Funds and another account and allocation of aggregated trades).  The Manager has developed policies and procedures reasonably designed to mitigate those conflicts.  In particular, the Manager has adopted policies limiting the ability of portfolio managers to cross securities between Funds and policies designed to ensure the fair allocation of securities purchased on an aggregated basis.

The portfolio managers are compensated in various forms.  The following table outlines the forms of compensation paid to the portfolio managers as of October 31, 2014.

Form of Compensation	Source of Compensation	Method Used to Determine Compensation (Including Any Differences in Method Between Account Types)
Salary	Hennessy Advisors, Inc.
The Board of Directors of the Manager determines the amount of each portfolio manager’s salary on an annual basis, and such amount remains fixed throughout the year.  Salaries are not based on the performance of the Funds or on the value of the assets held in the Funds’ portfolios.

Form of Compensation	Source of Compensation	Method Used to Determine Compensation (Including Any Differences in Method Between Account Types)
Performance Bonus	Hennessy Advisors, Inc.
The Board of Directors of the Manager has contractually granted to Mr. Hennessy a performance bonus, payable quarterly, equal to 10% of the pre-tax profit of Hennessy Advisors, Inc., as computed for financial reporting purposes in accordance with generally accepted accounting principles subject to certain exceptions as set forth in his employment agreement.  Each of Messrs. Aylesworth, Kelley, and Peery is eligible for a discretionary bonus each year, the amount of which is determined by the executive officers of the Manager.

Asset-Based Fees	Hennessy Advisors, Inc.	Mr. Ellison receives a performance bonus, payable quarterly, based on the average net assets for the applicable quarter of the Small Cap Financial Fund and the Large Cap Financial Fund.
Equity Awards	Hennessy Advisors, Inc.
Each portfolio manager is eligible for grants of restricted stock units, which typically vest over a four-year period.  The amount of the equity pool in total is set subjectively based on the Manager’s budget limitations for future years. The quantities are adjusted based on the fair value of the equity at the date of grant, which determines the total cost to the Manager. The equity awards are granted annually, if at all, after the compensation committee of the Board of Directors of the Manager completes its annual review of the Manager’s executive officers.

Company 401(k) Contributions	Hennessy Advisors, Inc.
Each portfolio manager is eligible for a 401(k) contribution by the Manager. The 401(k) contribution by the Manager is optional from year to year and is not based on performance or goal achievement. The percentage level of the contribution is subjective and is determined by the Manager’s executive management team annually and approved by the compensation committee of the Board of Directors of the Manager with respect to the executive officers of the Manager.

The following tables set forth the dollar range of equity securities of each Fund beneficially owned by its portfolio managers as of October 31, 2014:

Name	Dollar Range of Equity Securities in the Cornerstone Growth Fund	Dollar Range of Equity Securities in the Cornerstone Mid Cap 30 Fund	Dollar Range of Equity Securities in the Cornerstone Large Growth Fund
Neil J. Hennessy	$50,001-$100,000	$100,001-$500,000	$10,001-$50,000
Brian Peery	$10,001-$50,000	$10,001-$50,000	$10,001-$50,000
David H. Ellison	N/A	N/A	N/A
Winsor H. Aylesworth	N/A	N/A	N/A
Ryan Kelley	N/A	N/A	N/A

Name	Dollar Range of Equity Securities in the Cornerstone Value Fund	Dollar Range of Equity Securities in the Total Return Fund	Dollar Range of Equity Securities in the Balanced Fund
Neil J. Hennessy	$10,001-$50,000	$10,001-$50,000	$10,001-$50,000
Brian Peery	$10,001-$50,000	$1-$10,000	$1-$10,000
David H. Ellison	N/A	N/A	N/A
Winsor H. Aylesworth	N/A	N/A	N/A
Ryan Kelley	N/A	N/A	N/A

Name	Dollar Range of Equity Securities in the Gas Utility Fund	Dollar Range of Equity Securities in the Small Cap Financial Fund	Dollar Range of Equity Securities in the Large Cap Financial Fund
Neil J. Hennessy	N/A	N/A	N/A
Brian Peery	None	N/A	N/A
David H. Ellison	N/A	$10,001-$50,000	Over $1,000,000
Winsor H. Aylesworth	$100,001-$500,000	N/A	N/A
Ryan Kelley	$10,001-$50,000	$10,001-$50,000	$10,001-$50,000

Name	Dollar Range of Equity Securities in the Technology Fund
Neil J. Hennessy	N/A
Brian Peery	N/A
David H. Ellison	None
Winsor H. Aylesworth	$100,001 - $500,000
Ryan Kelley	N/A

SUB-ADVISED FUNDS

Broad Run Investment Management, LLC (Focus Fund)

Broad Run is the sole sub-advisor to the Focus Fund.  The investment team managing the Focus Fund’s portfolio is comprised of David S. Rainey, Brian E. Macauley, and Ira M. Rothberg.  These individuals may also have responsibility for accounts other than the Focus Fund.  Information regarding the accounts managed by each portfolio manager as of October 31, 2014, other than the Focus Fund, is set forth below.

	Number of Other Accounts Managed and Total Assets by Account Type*			Number of Accounts and Total Assets for which Advisory Fee is Performance-Based*
Name of Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts

David S. Rainey	0 $0	0 $0	42 $34.78 million	0 $0	0 $0	0 $0

Brian E. Macauley	0 $0	0 $0	42 $34.78 million	0 $0	0 $0	0 $0

Ira M. Rothberg	0 $0	0 $0	42 $34.78 million	0 $0	0 $0	0 $0

* If an account has a co-portfolio manager, the total number of accounts and assets have been allocated to each respective manager. Therefore, some accounts and assets have been counted twice.

The Focus Fund investments and the investments of other accounts managed by Broad Run are not likely to experience any material conflict of interest.  Broad Run employs a trade rotation policy to ensure that all accounts managed by Broad Run are handled in a fair and equitable manner by each portfolio manager.  Broad Run also maintains a detailed compliance manual designed to address any potential conflicts of interest, as well as a Code of Ethics that is designed to address conflicts of interest that may arise from the personal trading of Broad Run’s employees.

The portfolio managers for the Focus Fund receive an annual salary plus distributions based on firm profitability.

As of October 31, 2014, David S. Rainey and Brian E. Macauley each owned $100,001 to $500,000 of the Focus Fund and Ira M. Rothberg owned $500,001 to $1,000,000 of the Focus Fund.

RBC Global Asset Management (U.S.) Inc. (Large Value Fund)

RBC GAM (U.S.) is the sole sub-advisor to the Large Value Fund.  The portfolio managers to the Large Value Fund may have responsibility for accounts other than the Large Value Fund.  Information regarding the accounts managed by each portfolio manager as of October 31, 2014, other than the Large Value Fund, is set forth below.

	Number of Other Accounts Managed and Total Assets by Account Type			Number of Accounts and Total Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts

Stuart A. Lippe (lead manager)	0 $0	2 $1,185 million	10 $392 million	0 $0	0 $0	0 $0

Barbara S. Browning	0 $0	2 $1,185 million	10 $392 million	0 $0	0 $0	0 $0

Adam D. Scheiner	0 $0	2 $1,185 million	10 $392 million	0 $0	0 $0	0 $0

The portfolio managers of the Large Value Fund are often responsible for managing multiple accounts for multiple clients with different investment mandates.  The investment objectives, strategies, time horizons, tax considerations, and other investment considerations specific to a particular client account may differ from other accounts, as well as those of the Large Value Fund.  The portfolio managers make investment decisions for each account, including the Large Value Fund, based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that account. Consequently, the portfolio managers may purchase or sell securities for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts.  Alternatively, accounts may be managed in a similar fashion to other accounts or the Large Value Fund and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies or holdings to other accounts, including the Large Value Fund.  RBC GAM (U.S.) typically assigns accounts with similar investment strategies and considerations to the same portfolio manager to mitigate the potentially conflicting investment strategies of accounts.

In addition to the potential conflicts between investment strategies, the side-by-side management of the Large Value Fund and other accounts with similar investment objectives, strategies, and investment holdings to that of the Large Value Fund may raise potential conflicts of interest.  A conflict of interest may arise due to the interest held by RBC GAM (U.S.) or one of its affiliates in an account and certain trading practices used by the portfolio manager of the Large Value Fund (for example, cross trades between the Large Value Fund and another account and allocation of aggregated trades).  To address these potential conflicts of interests, RBC GAM (U.S.) has adopted a Code of Ethics and has developed policies and procedures reasonably designed to help mitigate conflicts, including trade allocation and personal trading policies. RBC GAM (U.S.) has disclosed potential conflicts of interest in its Form ADV Part 2A.

Compensation for members of the Large Value Fund team includes base salary, annual bonus, and eligibility for profit sharing. Salaries are calibrated by position and responsibilities, and geared to be competitive in the industry. The bonus structure is designed to align the portfolio managers’ interests with the interests of RBC GAM (U.S.) and its clients.  Annual bonuses for portfolio managers are calculated based on the investment team’s composite returns and information ratios compared to peers for one-, three-, and five-year periods, with greater emphasis on the three- and five-year periods, and to a lesser extent, the performance of holdings for which a portfolio manager is assigned research responsibilities.  Portfolio managers are also evaluated on qualitative individual factors including contribution to the investment process and the firm.  All portfolio managers are eligible to participate in a team profit sharing pool.  Senior team members may also be selected to participate in a firm profit sharing pool that serves as a proxy for ownership in RBC GAM (U.S.).  In addition, all employees of RBC GAM (U.S.) may invest in the firm’s ultimate parent, RBC, through its 401(k) program. Finally, all portfolio managers have signed employment agreements with RBC GAM (U.S.) that include a mandatory three-year deferral of a portion of variable compensation.

The following table sets forth the dollar range of equity securities of the Large Value Fund beneficially owned by the portfolio managers as of October 31, 2014:

Name	Dollar Range of Equity Securities in the Large Value Fund
Stuart A. Lippe (lead manager)	None
Barbara S. Browning	$10,001-$50,000
Adam D. Scheiner	None

The London Company of Virginia, LLC (Equity and Income Fund (equity sleeve))

The London Company is the sub-advisor for the equity sleeve of the Equity and Income Fund.  The investment team managing the portfolio is comprised of Stephen M. Goddard (Lead Manager, CIO), Jonathan T. Moody, J. Brian Campbell and Mark DeVaul.  These individuals may also have responsibility for accounts other than the Equity and Income Fund (equity sleeve).  Information regarding the accounts managed by each portfolio manager as of October 31, 2014, other than the Equity and Income Fund, is set forth below.

	Number of Other Accounts Managed and Total Assets by Account Type*			Number of Accounts and Total Assets for which Advisory Fee is Performance-Based*
Name of Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts

Stephen M. Goddard	4 $1.6 billion	0 $0	572 $6.7 billion	0 $0	0 $0	2 $7.0 million

Jonathan T. Moody	4 $1.6 billion	0 $0	572 $6.7 billion	0 $0	0 $0	0 $0

J. Brian Campbell	4 $1.6 billion	0 $0	572 $6.7 billion	0 $0	0 $0	0 $0

	Number of Other Accounts Managed and Total Assets by Account Type*			Number of Accounts and Total Assets for which Advisory Fee is Performance-Based*
Name of Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment	Other Pooled Investment	Other

Mark DeVaul	4 $1.6 billion	0 $0	572 $6.7 billion	0 $0	0 $0	0 $0

* If an account has a co-portfolio manager, the total number of accounts and assets have been allocated to each respective manager. Therefore, some accounts and assets have been counted twice.

The London Company does not believe the investments of the equity sleeve of the Equity and Income Fund and the investments of other accounts that it manages are not likely to experience any material conflict of interest.  The London Company employs a trade rotation policy to ensure that all accounts managed by it are handled in a fair and equitable manner by each portfolio manager.  The London Company also maintains a detailed compliance manual designed to address any potential conflicts of interest, as well as a Code of Ethics that is designed to address conflicts of interest that may arise from the personal trading of The London Company’s employees.

The portfolio managers receive an annual salary plus a year-end bonus based on firm performance, as well as overall contribution to The London Company.  No specific benchmark is used to determine the amount of bonuses paid to employees.  Bonuses are measured using a general assessment of stock and portfolio performance compared to the S&P 500, Russell 1000® and Russell 2000® Indices (on a pre-tax basis over a three- to five-year period) relative to the market capitalization, stock sector and objective of the portfolios being managed.

As of October 31, 2014, Stephen M. Goddard owned over $1 million of the Equity and Income Fund and Jonathan T. Moody, J. Brian Campbell, and Mark DeVaul did not own shares of the Equity and Income Fund.

Financial Counselors, Inc. (Equity and Income Fund (fixed income sleeve) and Core Bond Fund)

FCI is the sub-advisor for the fixed income sleeve of the Equity and Income Fund and is the sole sub-advisor to the Core Bond Fund.  The investment team managing the portfolios is comprised of Gary B. Cloud and Peter G. Greig.  These individuals may also have responsibility for accounts other than the Equity and Income Fund (fixed income sleeve) and the Core Bond Fund.  Information regarding the accounts managed by each portfolio manager as of October 31, 2014, other than the Equity and Income Fund and the Core Bond Fund, is set forth below.

	Number of Other Accounts Managed and Total Assets by Account Type*			Number of Accounts and Total Assets for which Advisory Fee is Performance-Based*
Name of Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts

Gary B. Cloud	1 $48.48 million	0 $0	68 $498.06 million	0 $0	0 $0	0 $0

Peter G. Greig	0 $0	0 $0	932 $689.08 million	0 $0	0 $0	0 $0

* If an account has a co-portfolio manager, the total number of accounts and assets have been allocated to each respective manager. Therefore, some accounts and assets have been counted twice.

With respect to potential conflicts of interest, to the extent that a Fund managed by FCI and another client of FCI seek to acquire the same security at about the same time, the Fund may not be able to acquire as large a position in such security as it desires, or it may have to pay a higher price for the security.  Similarly, a Fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if the other client desires to sell the same portfolio security at the same time.  On the other hand, if the same securities are bought or sold at the same time by more than one client, the resulting participation in volume transactions could produce better executions for a Fund.  In the event that more than one client wants to purchase or sell the same security on a given date, the purchases and sales will normally be made by random client selection.  FCI maintains a detailed trading policy manual designed to address these conflicts of interest, as well as a Code of Ethics that is designed to address conflicts of interest that may arise from the personal trading of FCI’s employees.

Each portfolio manager is compensated for his services by FCI.  Each portfolio manager’s compensation consists of a fixed base salary, a performance-based bonus and the right to participate in FCI’s profit sharing and 401(k) plan.  Each portfolio manager is eligible to receive an annual bonus from FCI.  The annual performance based bonus is calculated as follows: 15% based on client retention and other bonus considerations and 85% based on the performance of FCI’s fixed income composites compared to the appropriate Barclays Capital Indices.  Performance is calculated for the prior calendar year on a pre-tax basis.  Senior portfolio managers have an opportunity to be shareholders of the privately held holding company, MTC Holding, the parent company of FCI.

As of October 31, 2014, Peter G. Greig and Gary B. Cloud did not own shares of the Equity and Income Fund or the Core Bond Fund.

SPARX Asset Management Co., Ltd. (Japan Fund and Japan Small Cap Fund)

SPARX Japan is the sole sub-advisor to the Japan Fund and the Japan Small Cap Fund.  The portfolio managers to the Japan Fund and the Japan Small Cap Fund may have responsibility for accounts other than such Funds.  Information regarding the accounts managed by each portfolio manager as of October 31, 2014, other than the Japan Fund and the Japan Small Cap Fund, is set forth below.

	Number of Other Accounts Managed and Total Assets by Account Type*			Number of Accounts and Total Assets for which Advisory Fee is Performance-Based*
Name of Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts

Masakazu Takeda	0 $0	4 $441 million	1 $90 million	0 $0	0 $0	0 $0

Tadahiro Fujimura	0 $0	2 $335 million	3 $980 million	0 $0	1 $9 million	1 $0

Yu Shimizu	0 $0	2 $48 million	0 $0	0 $0	1 $23 million	0 $0

Hidehiro Moriya	0 $0	2 $56 million	0 $0	0 $0	1 $41 million	0 $0

* If an account has a co-portfolio manager, the total number of accounts and assets have been allocated to each respective manager. Therefore, some accounts and assets have been counted twice.

The portfolio managers of the Japan Fund and the Japan Small Cap Fund manage multiple accounts for a diverse client base, including institutional investors, banking and thrift institutions, pension and profit sharing plans, businesses, private investment partnerships and companies, and sophisticated, high net worth individuals.  SPARX Japan has a fiduciary obligation to recognize potential conflicts of interest and manage them carefully through appropriate policies, procedures and oversight.  Although the potential for conflicts of interest exist when an investment adviser and portfolio managers manage other accounts with similar investment objectives and strategies as the Japan Fund or the Japan Small Cap Fund (“Similar Accounts”), SPARX Japan has procedures in place that are designed to ensure that all accounts are treated fairly and that the Funds are not disadvantaged, including procedures regarding trade allocations and “conflicting trades” (e.g., long and short positions in the same security, as described below), which include internal review processes and oversight by independent third parties.  In addition, the Japan Fund and Japan Small Cap Fund, as series of a registered investment company, are subject to different regulations than certain of the Similar Accounts, and, consequently, may not be permitted to engage in all the investment techniques or transactions, or to engage in such techniques or transactions to the same degree, as the Similar Accounts.

Potential conflicts of interest may arise because of SPARX Japan’s “side-by-side management” of the Japan Fund, the Japan Small Cap Fund, and Similar Accounts, including hedge funds (where SPARX Japan receives performance-based fees).  For example, conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities, as SPARX Japan may be perceived as causing accounts it manages to participate in an offering to increase SPARX Japan’s overall allocation of securities in that offering, or to increase SPARX Japan’s ability to participate in future offerings by the same underwriter or issuer.  Allocations of bunched trades, particularly trade orders that were only partially filled due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as SPARX Japan may have an incentive to allocate securities that are expected to increase in value to preferred accounts. Initial public offerings, in particular, are frequently of very limited availability.  Additionally, portfolio managers may be perceived to have a conflict of interest because of the multiple Similar Accounts, in addition to the Japan Fund and the Japan Small Cap Fund, that they are managing on behalf of SPARX Japan. Although SPARX Japan does not track each individual portfolio manager’s time dedicated to each account, SPARX Japan periodically reviews each portfolio manager’s overall responsibilities to ensure that they are able to allocate the necessary time and resources to effectively manage the Japan Fund and the Japan Small Cap Fund.  In addition, SPARX Japan could be viewed as having a conflict of interest to the extent that SPARX Japan or the portfolios managers have a materially larger investment in a Similar Account than their investment in the Japan Fund or the Japan Small Cap Fund.

A potential conflict of interest may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by the other account, or when a sale in one account lowers the sale price received in a sale by a second account.  Certain hedge funds managed by SPARX Japan may also be permitted to sell securities short.  When SPARX Japan engages in short sales of securities of the type in which the Japan Fund or the Japan Small Cap Fund invests, SPARX Japan could be seen as harming the performance of the Japan Fund or the Japan Small Cap Fund for the benefit of the account engaging in short sales if the short sales cause the market value of the securities to fall.  As described above, SPARX Japan has procedures in place to address these conflicts.  SPARX Japan’s trading policies and procedures attempt to follow established best practices and to address, where necessary, the challenges SPARX Japan faces in managing specifically the Japan Fund, the Japan Small Cap Fund, and the Similar Accounts.

SPARX Japan’s portfolio managers are generally responsible for managing multiple types of accounts that may, or may not, have similar investment objectives, strategies, risks and fees to those managed on behalf of the Japan Fund and the Japan Small Cap Fund.  Portfolio managers responsible for managing the Funds may also manage sub-advised registered investment companies, collective investment trusts, unregistered funds and/or other pooled investment vehicles and separate accounts.

SPARX Japan compensates portfolio managers by a competitive salary and bonus structure, which is determined both quantitatively and qualitatively.  The compensation package for the portfolio managers of the Japan Fund and the Japan Small Cap Fund consists of a salary and incentive bonus comprised of cash and equity in SPARX Japan’s parent company.  Various factors are considered in the determination of a portfolio manager’s compensation.  Portfolio managers are compensated on the performance of the aggregate group of portfolios managed by them rather than for a specific fund or account.  All of the portfolios managed by a portfolio manager are comprehensively evaluated to determine his positive and consistent performance contribution over time.  Further factors include the amount of assets in the portfolios as well as qualitative aspects that reinforce SPARX Japan’s investment philosophy such as leadership, teamwork and commitment.

In determining the incentive bonus, consideration is given to personal and overall firm performance.  Consideration is given to the portfolio manager’s quantitative performance as measured by his ability to make investment decisions that contribute to total returns, by comparison to a predetermined benchmark (for the Japan Fund and the Japan Small Cap Fund, as set forth in the Fund Prospectus) over the current fiscal year and the longer-term performance (three-, five- or ten-year, as applicable), as well as performance relative to peers.  In addition, the portfolio manager’s bonus can be influenced by subjective measurement of his ability to help others make investment decisions.  The executive management team of the SPARX Group has discretion to determine the size of the portfolio manager’s bonus.  As a result, the percentage of compensation of salary and bonus will vary.

The portfolio managers of the Japan Fund and the Japan Small Cap Fund also have the opportunity to participate in the SPARX Japan equity program, which awards stock or stock options to those individuals who have been identified as key contributors as well as future leaders of SPARX Japan.  The awards generally vest over a three-to-five year period.

As of October 31, 2014, the portfolio managers of the Japan Fund and the Japan Small Cap Fund did not own shares of such Funds.

THE ADMINISTRATOR

U.S. Bancorp Fund Services, LLC (the “Administrator”), 615 East Michigan Street, Milwaukee, Wisconsin 53202, provides administration services to the Funds pursuant to a Fund Administration Servicing Agreement with HFT (the “Administration Agreement”).  The Administration Agreement provides that the Administrator will furnish the Funds with various administrative services including, but not limited to, (i) the preparation and coordination of reports to the Board of Trustees, (ii) preparation and filing of securities and other regulatory filings (including state securities filings), (iii) marketing materials, tax returns and shareholder reports, (iv) review and payment of Fund expenses, (v) monitoring and oversight of the activities of the Funds’ other servicing agents (i.e., transfer agent, custodian, accountants, etc.), (vi) maintaining books and records of the Funds, and (vii) administering shareholder accounts.  In addition, the Administrator may provide personnel to serve as officers of the Funds.  The salaries and other expenses of providing such personnel are borne by the Administrator.  Under the Administration Agreement, the Administrator is required to exercise reasonable care and is not liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with its performance as Administrator, except a loss resulting from willful misfeasance, bad faith, or negligence on the part of the Administrator in the performance of its duties under the Administration Agreement.

For all services provided pursuant to the Administration Agreement, the Fund Accounting Services Agreement (see below), the Custodian Agreement (see below), and the Transfer Agent Agreement (see below), the Administrator and its affiliates will receive from the Funds an annual fee, payable monthly, based on the average daily net assets of all of the Funds.  Subject to certain fee waivers, the annual fee for the Hennessy Funds complex is equal to 0.12% of the first $2 billion of the average daily net assets of the Hennessy Funds complex, 0.10% of the next $2 billion of the average daily net assets of the Hennessy Funds complex, 0.08% of the next $2 billion of the average daily net assets of the Hennessy Funds complex and 0.05% of the average daily net assets of the Hennessy Funds complex in excess of $6 billion, subject to a minimum annual fee for the Hennessy Funds complex of $600,000.  The Administration Agreement will remain in effect until terminated by either party.  The Administration Agreement may be terminated at any time, without the payment of any penalty, by the Board of Trustees upon the giving of 90 days’ written notice to the Administrator, or by the Administrator upon the giving of 90 days’ written notice to the Trust.

During the fiscal years ended October 31, 2014, 2013, and 2012, the Administrator received the following amounts in administration fees from the Funds, after waiving certain fees.

Fund	Fiscal Year Ended October 31, 2014	Fiscal Year Ended October 31, 2013	Fiscal Year Ended October 31, 2012
Cornerstone Growth Fund	$436,345	$549,354	$551,531
Focus Fund	$1,643,287	$1,151,949	$447,417
Cornerstone Mid Cap 30 Fund	$405,887	$341,692	$373,051
Cornerstone Large Growth Fund	$191,077	$184,200	$195,254
Cornerstone Value Fund	$268,226	$275,072	$310,284
Large Value Fund	$266,432	$279,817	$319,627
Total Return Fund	$155,721	$166,811	$180,627

Fund	Fiscal Year Ended October 31, 2014	Fiscal Year Ended October 31, 2013	Fiscal Year Ended October 31, 2012
Equity and Income Fund	$383,950	$351,422	$170,311
Balanced Fund	$21,310	$29,749	$58,174
Core Bond Fund	$5,171	$19,131	$33,803
Gas Utility Fund	$1,904,647	$1,113,846	$412,865
Small Cap Financial Fund	$320,986	$313,962	$113,213
Large Cap Financial Fund	$115,114	$82,979	$36,758
Technology Fund	$5,569	$6,570	$14,992
Japan Fund	$81,654	$57,317	$52,396
Japan Small Cap Fund	$30,809	$29,500	$38,198

Pursuant to an Administrative Services Agreement, the Prior FBR Adviser provided administrative services to the Predecessor FBR Funds, including oversight of service providers.  For the fiscal year ended October 31, 2012, the following fees were paid to the Prior FBR Adviser pursuant to the Administrative Services Agreement for each Predecessor FBR Fund:

Fund	Fiscal Year Ended October 31, 2012
FBR Focus Fund	$290,664
FBR Balanced Fund	$86,309
FBR Core Bond Fund	$12,585
FBR Gas Utility Fund	$242,758
FBR Small Cap Financial Fund	$73,239
FBR Large Cap Financial Fund	$24,422
FBR Technology Fund	$2,676

The American Gas Association provides administrative services to the Gas Utility Fund pursuant to an Administrative Services Agreement between the Gas Utility Fund and AGA.  These administrative services include overseeing the calculation of the AGA Stock Index.  As of January 1, 2015, Sussex Economic Advisors, LLC performs the actual computations required to produce the AGA Stock Index and receives a fee for such calculations pursuant to a contractual arrangement with AGA.  AGA does not furnish other securities advice to the Gas Utility Fund or the Manager or make recommendations regarding the purchase or sale of securities by the Gas Utility Fund.  Under the terms of an agreement approved by the Board of Trustees, AGA provides the Manager with current information regarding the common stock composition of the AGA Stock Index no less than quarterly but may supply such information more frequently.  In addition, AGA provides the Gas Utility Fund with information on the natural gas industry.  The Gas Utility Fund pays AGA in its capacity as administrator a fee at an annual rate of 0.04% of the average daily net assets of the Gas Utility Fund.

For the fiscal years ended October 31, 2014, 2013, and 2012, the Gas Utility Fund or the FBR Gas Utility Fund paid the following administration fees to AGA:

Fiscal Year Ended October 31, 2014	Fiscal Year Ended October 31, 2013	Fiscal Year Ended October 31, 2012
$676,114	$371,282	$242,758

ACCOUNTING SERVICES AGREEMENT

The Administrator also provides fund accounting services to the Funds pursuant to a Fund Accounting Servicing Agreement with HFT (the “Fund Accounting Servicing Agreement”).  For its accounting services, the Administrator and its affiliates are entitled to receive annual fees, payable monthly, based on the fee schedule set forth above under “THE ADMINISTRATOR.”

TRANSFER AGENT AND CUSTODIAN

U.S. Bancorp Fund Services, LLC (the “Transfer Agent”), 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as transfer agent for the Funds pursuant to a Transfer Agent Agreement with HFT (the “Transfer Agent Agreement”).  Under the Transfer Agent Agreement, the Transfer Agent has agreed to issue and redeem shares of each Fund, make dividend and other distributions to shareholders of each Fund, respond to correspondence by Fund shareholders and others relating to its duties, maintain shareholder accounts, and make periodic reports to the Funds.

U.S. Bank, National Association (the “Custodian”), Custody Operations, 1555 N. RiverCenter Drive, Suite 302, Milwaukee, WI  53212, serves as custodian for the Funds pursuant to a Custodian Agreement with HFT (the “Custodian Agreement”).  The Custodian and the Administrator are affiliates of each other.  Under the Custodian Agreement, the Custodian will be responsible for, among other things, receipt of and disbursement of funds from the Funds’ accounts, establishment of segregated accounts as necessary, and transfer, exchange, and delivery of Fund portfolio securities.

THE DISTRIBUTOR

Quasar Distributors, LLC (the “Distributor”), 615 East Michigan Street, Milwaukee, Wisconsin 53202 serves as the distributor for the Funds pursuant to a Distribution Agreement with HFT (the “Distribution Agreement”).  The Distributor and the Administrator are affiliates of each other.  Under the Distribution Agreement, the Distributor provides, on a best efforts basis and without compensation from HFT (except pursuant to Rule 12b-1 plans), distribution-related services to each Fund in connection with the continuous offering of the Funds’ shares.

CODE OF ETHICS

HFT and the Manager have adopted a Code of Ethics pursuant to Rule 17j-1 of the 1940 Act.  This Code of Ethics permits Access Persons of HFT and the Manager to invest in securities, including securities that may be purchased or held by the Funds, subject to receiving pre-clearance of any personal securities transactions in securities other than direct obligations of the U.S. Government, bankers’ acceptances, bank certificates of deposit, commercial paper and high quality short-term debt instruments, including repurchase agreements, and shares issued by open-end registered investment companies other than HFT.  This Code of Ethics, with certain exceptions, generally prohibits, among other things, persons subject thereto from purchasing or selling securities if they know at the time of such purchase or sale that the security is being considered for purchase or sale by a Fund or is being purchased or sold by a Fund.

PROXY VOTING POLICY

Information on how the Funds voted proxies during the most recent 12-month period ended June 30 is available on the Funds’ website, without charge, at hennessyfunds.com or the website of the SEC at http://www.sec.gov.

FUNDS ADVISED SOLELY BY THE MANAGER (CORNERSTONE GROWTH FUND, CORNERSTONE MID CAP 30 FUND, CORNERSTONE LARGE GROWTH FUND, CORNERSTONE VALUE FUND, TOTAL RETURN FUND, BALANCED FUND, GAS UTILITY FUND, SMALL CAP FINANCIAL FUND, LARGE CAP FINANCIAL FUND, AND TECHNOLOGY FUND).  When the Hennessy Funds that follow a quantitative or index strategy vote proxies relating to securities that they own, they follow the “Wall Street Rule,” which means that they vote in accordance with management’s recommendation.  Based on the quantitative management strategy of such Funds, the portfolio managers of such Funds believe that following the “Wall Street Rule” is consistent with the economic best interests of the Funds’ investors.  When the Hennessy Funds that are actively managed vote proxies relating to securities that they own, they will generally follow the “Wall Street Rule,” but the portfolio managers of such Funds have discretion to vote in a manner that is different than management’s recommendation where they believe doing so would be in the economic best interests of the Funds’ investors.

There may be instances where the interests of the Manager may conflict, or appear to conflict, with the interests of one of the Funds.  In such instances, the Manager will vote in accordance with the Wall Street Rule regardless of whether the Fund follows a quantitative or index strategy or is actively managed.

SUB-ADVISED FUNDS.  The Board of Trustees has delegated authority for making voting decisions with respect to the portfolio securities of the Funds that are sub-advised to the sub-advisors of such Funds.

Broad Run Investment Management, LLC (Focus Fund)

The proxy voting policies and procedures of Broad Run address the responsibility of Broad Run to ensure that proxies received for portfolio securities held by the Focus Fund are voted in the best interest of the Focus Fund, including in those situations involving a conflict of interest between the Focus Fund on the one hand, and Broad Run or its affiliated persons, on the other hand.  Such voting responsibilities will be exercised in a manner that is consistent with the general antifraud provisions of the Advisers Act, as well as Broad Run’s fiduciary duties under federal and state law to act in the best interest of its clients.

Proxies solicited for items of business with respect to issuers whose voting securities are owned by the Focus Fund must be voted in the best interests of the Focus Fund.  Proxies are voted on a case-by-case basis in the best economic interest of the Focus Fund’s investors taking into consideration all relevant contractual obligations and other circumstances at the time of the vote.  Broad Run may abstain from voting a proxy when the effect on the economic interests of investors in the Focus Fund or the value of the Focus Fund’s portfolio holding is indeterminable or insignificant; or when the cost of voting the proxies outweighs the benefits, e.g., when voting certain non-U.S. securities.

RBC Global Asset Management (U.S.) Inc. (Large Value Fund)

RBC GAM (U.S.) relies on proxy research and voting recommendations services provided by a third-party vendor to assist it in exercising the discretion to vote proxies for the Large Value Fund.  For the Large Value Fund, RBC GAM (U.S.) utilizes customized proxy guidelines and engages (1) Institutional Shareholder Services Inc. (“ISS”) as its primary research and voting service provider and (2) RBC Global Asset Management Inc., an affiliate, to review ISS’ recommendations and votes to ensure that they are in line with the customized proxy guidelines.

RBC GAM (U.S.) has satisfied itself that the analysis of proxy issues provided to it by its third-party vendors is consistent with its belief that proxies should be voted in investors’ long‐term interests.  The engagement of third‐party vendors to assist RBC GAM (U.S.) with its proxy voting process is not intended to be a delegation of its proxy voting responsibilities and does not relieve it of its fiduciary obligations to the Large Value Fund with respect to the voting of proxies.  Accordingly, it retains the right to vote the Large Value Fund’s proxies in a manner that is different from what its vendors recommend, where it believes doing so would be in the Large Value Fund’s best interests and is not contrary to the terms of the sub-advisory agreement for the Large Value Fund.

RBC GAM (U.S.) has established a Proxy Committee, which is responsible for establishing, monitoring and reviewing its policies and guidelines with respect to proxy voting, but which does not generally consider the manner in which specific proxies are or have been voted.  The Proxy Committee is also responsible for providing oversight of RBC GAM (U.S.)’s relationship with the provider of its proxy voting policy and proxy research.

Financial Counselors, Inc. (Equity and Income Fund (fixed income sleeve) and Core Bond Fund)

The proxy voting policies and procedures of FCI provide that it is FCI’s intention to vote on all proxy proposals for all securities held by the Equity and Income Fund in its fixed income sleeve and held by the Core Bond Fund (for purposes of this section, the “Funds”) in a timely manner, unless abstaining on a particular ballot is seen to be in the best interests of the investors.

In some instances, a proxy vote may present a conflict between the interests of a Fund, on the one hand, and FCI’s interests or the interests of a person affiliated with FCI, on the other hand.  In such a case, FCI will disclose this conflict to the Fund when the conflict arises and obtain its consent before voting.  After the potential conflict analysis has been completed, all proxies that contain only routine director and auditor votes will be voted automatically on FCI’s behalf by a proxy advisory service.  FCI has proxy voting guidelines that address proxy voting on other types of matters, such as corporate governance, equity-based compensation plans, corporate structure, and shareholder rights plans.  For example, FCI will generally:

•	vote for measures that act to increase the independence of the board of directors;

•	support measures intended to increase stock ownership by executives and the use of employee stock purchase plans to increase company stock ownership by employees;

•	vote for proposals that promote the exercise of investors’ rights; and

•	vote against shareholder rights plans.

The London Company of Virginia, LLC (Equity and Income Fund (equity sleeve))

The London Company will vote all proxies and act on other corporate actions for all securities held by the Equity and Income Fund in its equity sleeve in a timely manner, as part of its full discretionary authority over the equity sleeve of the Equity and Income Fund.

The London Company will vote the recommendation of Glass Lewis, a leading provider of independent, global proxy research, unless otherwise directed by the Equity and Income Fund or the Manager.  The London Company’s utmost concern when voting proxies for the Equity and Income Fund is that all decisions are made in the best interest of the equity sleeve of the Equity and Income Fund.  The London Company will act in a prudent and diligent manner intended to enhance the economic value of the assets of the

Equity and Income Fund’s account, and will give substantial weight to the recommendation of management on any issue.

The London Company also considers whether there are specific facts and circumstances that may give rise to a material conflict of interest on the part of The London Company voting the proxy.  Should a proxy proposal raise a material conflict between the interests of The London Company and the Equity and Income Fund, it will resolve the matter on a case-by-case basis, by abstaining from the vote, voting in accordance with the guidelines set forth by Glass Lewis, or voting the way The London Company feels is in the best interest of the Equity and Income Fund.

SPARX Asset Management Co., Ltd. (Japan Fund and Japan Small Cap Fund)

SPARX Japan has adopted a proxy voting policy (the “Policy”) that provides as follows:

•
SPARX Japan generally votes proxies in a manner consistent with decisions of the Investment Committee of SPARX Japan (the “Committee”), which makes voting decisions pursuant to its Equity Voting Guidelines (the “Guidelines”), unless otherwise permitted by the Policy (such as when specific interests and issues require that a client’s vote be cast differently from the Committee’s decision in order to act in the best economic interests of clients).

•
Where a material conflict of interest has been identified and the matter is covered by the Guidelines, proxies are voted in accordance with the Guidelines. Where a conflict of interest has been identified and the matter is not covered in the Guidelines, SPARX Japan will disclose the conflict and the determination of the manner in which to vote to the Board of Directors of the Manager.

The Guidelines address proxy voting on particular types of matters such as elections for directors, adoption of option plans, and antitakeover proposals. For example, the Committee’s decisions generally will:

•	support management in most elections for directors, unless there are clear concerns about the past performance of the company or the board fails to meet minimum corporate governance standards;

•
support option plans that motivate participants to focus on long-term investor value and returns, encourage employee stock ownership and more closely align employee interests with those of investors; and

•
vote for mergers, acquisitions, and sales of business operations, unless the impact on earnings or voting rights for one class or group of investors is disproportionate to the relative contributions of the group or the company’s structure following the acquisition or merger does not reflect good corporate governance, and vote against such actions if the companies do not provide sufficient information upon request concerning the transaction.

PORTFOLIO TRANSACTIONS

Subject to policies established by the Board of Trustees, the Manager is responsible for the execution of Fund transactions and the allocation of brokerage transactions for the Funds.  As a general matter in executing Fund transactions, the Manager may employ or deal with such brokers or dealers that may, in the Manager’s best judgment, provide prompt and reliable execution of the transaction at favorable security prices and reasonable commission rates.  In selecting brokers or dealers, the Manager will consider all relevant factors, including the price (including the applicable brokerage commission or dealer spread), size of the order, nature of the market for the security, timing of the transaction, the reputation, experience and financial stability of the broker-dealer, the quality of service, difficulty of execution and operational facilities of the firm involved and in the case of securities, the firm’s risk in positioning a block of securities.  Prices paid to dealers in principal transactions through which most debt securities and some equity securities are traded generally include a spread, which is the difference between the prices at which the dealer is willing to purchase and sell a specific security at that time.  Each Fund that invests in securities traded in the over-the-counter markets may engage in transactions with the dealers who make markets in such securities, unless a better price or execution could be obtained by using a broker.  A Fund has no obligation to deal with any broker or group of brokers in the execution of Fund transactions.

The Manager may select broker-dealers that provide it with research services and may cause a Fund to pay such broker-dealers commissions that exceed those that other broker-dealers may have charged, if in its view the commissions are reasonable in relation to the value of the brokerage or research services provided by the broker-dealer.  Research services furnished by brokers through which a Fund effects securities transactions may be used by the Manager in advising other Funds or accounts and, conversely, research services furnished to the Manager by brokers in connection with other Funds or accounts the Manager advises may be used by the Manager in advising a Fund.  Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by the Manager under the Management Agreement.  Each Fund may purchase and sell Fund portfolio securities to and from dealers who provide the Fund with research services.  Fund transactions will not be directed to dealers solely on the basis of research services provided.

Investment decisions for each Fund and for other investment accounts managed by the Manager are made independently of each other in light of differing considerations for the various accounts.  However, the same investment decision may be made for a Fund and one or more of such other accounts.  In such cases, simultaneous transactions are inevitable.  Purchases or sales are then allocated between the Fund and such other accounts as to amount according to a formula deemed equitable to the Fund and such other accounts.  Although in some cases this practice could have a detrimental effect upon the price or value of the security as far as a Fund is concerned, or upon its ability to complete its entire order, in other cases it is believed that coordination and the ability to participate in volume transactions will be beneficial to the Fund.

The Funds paid the following amounts in portfolio brokerage commissions during the fiscal years ended October 31, 2014, 2013, and 2012:

Fund	Fiscal Year Ended	Brokerage Commissions Paid	Transactions for which Brokerage Commissions Were Paid
Cornerstone Growth Fund	October 31, 2014	$550,812	$450,406,746
	October 31, 2013	$844,435	$684,200,833
	October 31, 2012	$849,614	$419,198,893

Focus Fund	October 31, 2014	$234,277	$436,809,713
	October 31, 2013	$162,436	$251,350,496
	October 31, 2012	$123,999	$189,290,332

Fund		Brokerage Commissions Paid	Transactions for which Brokerage
Cornerstone Mid Cap 30 Fund	October 31, 2014	$931,249	$745,176,910
	October 31, 2013	$1,063,386	$831,594,643
	October 31, 2012	$96,700	$92,915,453

Cornerstone Large Growth Fund	October 31, 2014	$95,120	$131,846,992
	October 31, 2013	$161,651	$169,962,403
	October 31, 2012	$8,768	$8,675,086

Cornerstone Value Fund	October 31, 2014	$83,271	$100,292,302
	October 31, 2013	$122,550	$117,859,686
	October 31, 2012	$167,836	$114,517,504

Large Value Fund	October 31, 2014	$211,214	$262,840,639
	October 31, 2013	$224,169	$253,096,288
	October 31, 2012	$346,674	$289,226,709

Total Return Fund	October 31, 2014	$18,125	$37,111,735
	October 31, 2013	$17,927	$37,497,856
	October 31, 2012	$11,842	$24,100,606

Equity and Income Fund	October 31, 2014	$78,712	$112,598,943
	October 31, 2013	$79,182	$119,278,433
	October 31, 2012	$86,482	$125,035,954

Balanced Fund	October 31, 2014	$1,742	$3,492,743
	October 31, 2013	$5,661	$10,861,500
	October 31, 2012	$3,449	$6,669,444

Core Bond Fund	October 31, 2014	$1,410	$1,136,881
	October 31, 2013	$7,993	$3,802,051
	October 31, 2012	$7,744	$4,317,161

Fund	Fiscal Year Ended	Brokerage	Transactions for which Brokerage Commissions Were Paid
Gas Utility Fund	October 31, 2014	$938,090	$1,469,642,898
	October 31, 2013	$293,516	$604,343,191
	October 31, 2012	$103,230	$477,859,274

Small Cap Financial Fund	October 31, 2014	$601,622	$339,841,088
	October 31, 2013	$492,614	$329,423,394
	October 31, 2012	$245,221	$150,364,751

Large Cap Financial Fund	October 31, 2014	$85,182	$116,878,746
	October 31, 2013	$56,180	$106,306,099
	October 31, 2012	$53,700	$108,521,362

Technology Fund	October 31, 2014	$16,436	$24,632,584
	October 31, 2013	$7,915	$17,921,428
	October 31, 2012	$5,070	$18,647,642

Japan Fund	October 31, 2014	$27,797	$30,328,643
	October 31, 2013	$17,256	$17,738,916
	October 31, 2012	$96,784	$444,346,126

Japan Small Cap Fund	October 31, 2014	$20,894	$24,359,290
	October 31, 2013	$37,867	$41,469,168
	October 31, 2012	$26,056	$34,672,351

Of the brokerage commissions paid by the Cornerstone Growth Fund for the fiscal year ended October 31, 2014, $101,224 in portfolio brokerage commissions on transactions totaling $78,760,455 were paid to brokers that provided research services to such Fund.

Of the brokerage commissions paid by the Focus Fund for the fiscal year ended October 31, 2014, $87,164 in portfolio brokerage commissions on transactions totaling $128,009,511 were paid to brokers that provided research services to such Fund.

None of the brokerage commissions paid by the Cornerstone Mid Cap 30 Fund for the fiscal year ended October 31, 2014 were paid to brokers that provided research services to such Fund.

Of the brokerage commissions paid by the Cornerstone Large Growth Fund for the fiscal year ended October 31, 2014, $37,776 in portfolio brokerage commissions on transactions totaling $107,118,664 were paid to brokers that provided research services to such Fund.

Of the brokerage commissions paid by the Cornerstone Value Fund for the fiscal year ended October 31, 2014, $58,600 in portfolio brokerage commissions on transactions totaling $70,143,359 were paid to brokers that provided research services to such Fund.

Of the brokerage commissions paid by the Large Value Fund for the fiscal year ended October 31, 2014, $809,456 in portfolio brokerage commissions on transactions totaling $258,516,658 were paid to brokers that provided research services to such Fund.

None of the brokerage commissions paid by the Total Return Fund for the fiscal year ended October 31, 2014 were paid to brokers that provided research services to such Fund.

Of the brokerage commissions paid by the Equity and Income Fund for the fiscal year ended October 31, 2014, $46,542 in portfolio brokerage commissions on transactions totaling $45,988,541 were paid to brokers that provided research services to such Fund.

None of the brokerage commissions paid by the Balanced Fund for the fiscal year ended October 31, 2014 were paid to brokers that provided research services to such Fund.

Of the brokerage commissions paid by the Core Bond Fund for the fiscal year ended October 31, 2014, $1,410 in portfolio brokerage commissions on transactions totaling $1,136,881 were paid to brokers that provided research services to such Fund.

Of the brokerage commissions paid by the Gas Utility Fund for the fiscal year ended October 31, 2014, $95,127 in portfolio brokerage commissions on transactions totaling $157,774,436 were paid to brokers that provided research services to such Fund.

Of the brokerage commissions paid by the Small Cap Financial Fund for the fiscal year ended October 31, 2014, $601,622 in portfolio brokerage commissions on transactions totaling $339,841,088 were paid to brokers that provided research services to such Fund.

Of the brokerage commissions paid by the Large Cap Financial Fund for the fiscal year ended October 31, 2014, $85,182 in portfolio brokerage commissions on transactions totaling $116,878,746 were paid to brokers that provided research services to such Fund.

None of the brokerage commissions paid by the Technology Fund for the fiscal year ended October 31, 2014 were paid to brokers that provided research services to such Fund.

None of the brokerage commissions paid by the Japan Fund for the fiscal year ended October 31, 2014 were paid to brokers that provided research services to such Fund.

None of the brokerage commissions paid by the Japan Small Cap Fund for the fiscal year ended October 31, 2014 were paid to brokers that provided research services to such Fund.

For the fiscal year ended October 31, 2012, each Predecessor FBR Fund paid brokerage commissions as follows (the table includes fees paid to FBR Capital Markets & Co. (“FBRCM”), a broker-dealer affiliated with the Prior FBR Adviser):

Fund	Total Brokerage Commissions Paid	Commissions Paid to FBRCM	% of Aggregate Commissions Paid to FBRCM	% of Aggregate Dollar Amount of Transactions Effected through FBRCM
FBR Focus Fund	$123,999	—	—	—
FBR Equity and Income Fund	$86,482	—	—	—
FBR Core Bond Fund	$7,744	—	—	—
FBR Gas Utility Fund	$103,230	—	—	—
FBR Small Cap Financial Fund	$245,221	$13,440	5.5%	2.6%
FBR Large Cap Financial Fund	$53,700	$1,450	2.7%	0.5%
FBR Technology Fund	$5,070	—	—	—

PORTFOLIO TURNOVER

For reporting purposes, a Fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year.  In determining such portfolio turnover, securities with maturities at the time of acquisition of one year or less are excluded.  The Manager will adjust a Fund’s assets as it deems advisable, and portfolio turnover will not be a limiting factor should the Manager deem it advisable for a Fund to purchase or sell securities.

High portfolio turnover (100% or more) involves correspondingly greater brokerage commissions, other transaction costs, and a possible increase in short-term capital gains or losses.  See “VALUATION OF SHARES” and “ADDITIONAL INFORMATION ABOUT DISTRIBUTIONS AND TAXES” below.

The portfolio turnover for each Fund for the fiscal years ended October 31, 2014 and 2013 is listed below.

Fund	Fiscal Year Ended October 31, 2014	Fiscal Year Ended October 31, 2013
Cornerstone Growth Fund	84%	105%
Focus Fund	18%	4%
Cornerstone Mid Cap 30 Fund	132%	212%
Cornerstone Large Growth Fund	57%	73%
Cornerstone Value Fund	34%	41%
Large Value Fund	85%	91%
Total Return Fund	23%	31%
Equity and Income Fund	28%	52%
Balanced Fund	23%	22%

Fund	Fiscal Year Ended October 31, 2014	Fiscal Year Ended October 31, 2013
Core Bond Fund	54%	74%
Gas Utility Fund	20%	18%
Small Cap Financial Fund	47%	57%
Large Cap Financial Fund	58%	75%
Technology Fund	204%	164%
Japan Fund	22%	6%
Japan Small Cap Fund	63%	141%

DISCLOSURE OF PORTFOLIO HOLDINGS

POLICY.  The Funds’ policy regarding the disclosure of their portfolio holdings is that portfolio holdings information shall not be released to individual investors, institutional investors, financial intermediaries, rating and ranking organizations, non-regulatory agencies, or other persons except that:

(1)           The Funds shall release their portfolio holdings information as of each calendar quarter-end to various rating and ranking services, including, but not limited to, Morningstar, Lipper, Standard & Poor’s, and Bloomberg.  The release of such information shall be completed by U.S. Bancorp Fund Services upon the authorization of an executive officer of the Funds.  Portfolio holdings information for all Funds other than the Japan Fund and the Japan Small Cap Fund is generally released to various rating and ranking services as soon as it becomes available following a calendar quarter-end, while portfolio holdings information for the Japan Fund and the Japan Small Cap Fund is generally released to various rating and ranking services on the 30th calendar day following a calendar quarter-end.

(2)           The Funds shall release their portfolio holdings information as of each calendar quarter-end to investors in the Funds and other persons either by posting portfolio holdings information on their website or by providing portfolio holdings information upon the request of any such person.  Portfolio holdings information for all Funds other than the Japan Fund and the Japan Small Cap Fund and portfolio holding information regarding the top ten holdings of the Japan Fund and the Japan Small Cap Fund is generally released or available for release as soon as it becomes available following a calendar quarter-end, while portfolio holdings information regarding all of the holdings for the Japan Fund and the Japan Small Cap Fund is generally released or available for release on the 30th calendar day following a calendar quarter-end.

(3)           By virtue of their duties and responsibilities, the third-party service providers to the Funds generally have regular, daily access to the Funds’ portfolio holdings information.  The service providers are subject to customary confidentiality agreements regarding the Funds’ information and shall not release the Funds’ portfolio holdings information to anyone without the written authorization of an executive officer of the Funds.

(4)           For the purposes of trading portfolio securities, the Manager may from time to time provide brokers with trade lists that may reflect, in part or in total, the Funds’ portfolio holdings.  The provision of such trade lists shall be subject to customary broker confidentiality agreements and trading restrictions.

(5)           The Funds shall release their portfolio holdings information in their annual and semi-annual reports on Form N-CSR, on SEC Form N-Q, on Form 13F, and as requested or required by law to any governing or regulatory agency of the Funds.

(6)           An executive officer of the Funds may, subject to confidentiality agreements and trading restrictions, authorize the release of the Funds’ portfolio holdings information for due diligence purposes to an investment adviser that is in merger or acquisition talks with the Manager, or to a newly hired investment adviser or sub-adviser.

(7)           The Chief Compliance Officer of the Funds or an executive officer of the Manager may authorize the release of portfolio holding information on an exception basis provided that:

a)           such person determines that such a release would be beneficial to the Funds’ investors; and

b)           the holdings are as of the end of a calendar month.

Under no circumstances shall the Funds, the Manager, or any Trustee, officer, or employee of the Funds or the Manager receive any compensation for the disclosure of the Funds’ portfolio holdings information.

There may be instances where the interests of a Fund’s shareholders respecting the disclosure of information about portfolio securities may conflict or appear to conflict with the interests of a Service Provider or an affiliated person of the Fund (including such affiliated person’s investment adviser or principal underwriter).  In such situations, the conflict must be disclosed to the Board of Trustees, and the Board must be afforded the opportunity to determine whether or not to allow such disclosure.

PROCEDURE.  Each year, an officer of the Funds will send a written authorization to U.S. Bancorp Fund Services authorizing it to release the Funds’ portfolio holdings information to rating and ranking services in accordance with the policy described above.  U.S. Bancorp Fund Services will thereafter release the Funds’ portfolio holdings information as of each calendar quarter end to various rating and ranking services in accordance with the policy described above.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Investors may purchase and redeem shares of each Fund on each day that the New York Stock Exchange, Inc. (“NYSE”) is open for trading (“Business Day”).  Currently, the NYSE is closed on New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.  Additionally, when any of the aforementioned holidays falls on a Saturday, the NYSE will not be open for trading the preceding Friday, and when any such holiday falls on a Sunday, the NYSE will not be open for trading the succeeding Monday, unless unusual business conditions exist, such as the ending of a monthly or yearly accounting period.  The NYSE may also be closed on national days of mourning or due to natural disaster or other extraordinary events or emergency.  Purchases and redemptions of the shares of each Fund are effected at their respective net asset values per share determined as of the close of the NYSE (normally 4:00 p.m., Eastern time) on that Business Day.  The time at which the transactions are priced may be changed in case of an emergency or if the NYSE closes at a time other than 4:00 p.m., Eastern time.

The Hennessy Funds may suspend redemption privileges of shares of any Fund or postpone the date of payment during any period (i) when the NYSE is closed or trading on the NYSE is restricted as determined by the SEC, (ii) when an emergency exists, as defined by the SEC, that makes it not reasonably practicable for the Hennessy Funds to dispose of securities owned by them or to determine fairly the value of their assets, or (iii) as the SEC may otherwise permit.  The redemption price may be more or less than the shareholder’s cost, depending on the market value of the relevant Fund’s securities at the time.

The Hennessy Funds will employ reasonable procedures to confirm that instructions communicated by telephone are genuine.  The Hennessy Funds use some or all of the following procedures to process telephone redemptions:  (i) requesting a shareholder to correctly state some or all of the following information:  account number, name(s), social security number registered to the account, personal identification, banking institution, bank account number, and the name in which the bank account is registered; (ii) recording all telephone transactions; and (iii) sending written confirmation of each transaction to the registered owner.

The payment of the redemption price may be made in money or in kind, or partly in money and partly in kind, as determined by the Board of Trustees.  However, each Fund has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Fund is obligated to redeem shares solely in money up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder.  While Rule 18f-1 is in effect, such election may not be revoked without the approval of the SEC.  It is contemplated that if the Fund should redeem in kind, securities distributed would be valued as described below under “VALUATION OF SHARES,” and investors would incur brokerage commissions in disposing of such securities.  If a Fund redeems in kind, the Fund will not distribute depository receipts representing foreign securities.

Frequent purchases and redemptions of a Fund’s shares by a shareholder may harm other shareholders of the Fund by interfering with the efficient management of the Fund’s portfolio, increasing brokerage and administrative costs, and potentially diluting the value of their shares.  Accordingly, the Board of Trustees discourages frequent purchases and redemptions of shares of a Fund by reserving the right to reject any purchase order for any reason or no reason, including purchase orders from potential investors that the Fund believes might engage in frequent purchases and redemptions of shares of the Fund.

Each Fund tracks shareholder and omnibus account subscription and redemption activity in an effort to detect any shareholders or institutions that might trade with a frequency harmful to other shareholders of the Fund.  In considering a shareholder’s trading activity, a Fund may consider, among other factors, the shareholder’s trading history both directly and, if known, through financial intermediaries, in any of the Hennessy Funds.  If frequent trading or market timing is detected, a Fund, based on its assessment of the severity of the market timing, may take one or more of the following actions: (i) advise the owner of the frequently traded account that any such future activity will cause a freezing of the account’s ability to transact subscriptions; (ii) freeze the account demonstrating the activity from transacting further subscriptions; or (iii) close the account demonstrating frequent trading activity.

Although the Funds have taken steps to discourage frequent purchases and redemptions of Fund shares, they cannot guarantee that such trading will not occur.

ABANDONED PROPERTY

It is important that the Funds maintain a correct address for each investor.  An incorrect address may cause an investor’s account statements and other mailings to be returned to the Funds.  Upon receiving returned mail, the Funds will attempt to locate the investor or rightful owner of the account.  If the Funds are unable to locate the investor, then they will determine whether the investor’s account has legally been abandoned.  The Funds are legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements.  The investor’s last known address of record determines which state has jurisdiction.

VALUATION OF SHARES

The net asset value for the shares of each Fund normally will be determined on each day the NYSE is open for trading.  The net assets of each Fund are valued as of the close of the NYSE (normally 4:00 p.m., Eastern time) on each Business Day.  Each Fund’s net asset value per share is calculated separately.

For each Fund, the net asset value per share is computed by dividing the value of the securities held by the Fund plus any cash or other assets, less its liabilities, by the number of outstanding shares of the Fund, and adjusting the result to the nearest full cent.  Securities listed on the NYSE, NYSE AMEX Equities, or other national exchanges (other than The NASDAQ Stock Market) are valued at the last sale price on the date of valuation, and securities that are traded on The NASDAQ Stock Market are valued at the Nasdaq Official Closing Price on the date of valuation.  Bonds and other fixed-income securities are valued using market quotations provided by dealers, and also may be valued on the basis of prices provided by pricing services when the Board of Trustees believes that such prices reflect the fair market value of such securities.  If there is no sale in a particular security on such day, it is valued at the mean between the bid and ask prices.  Other securities, to the extent that market quotations are readily available, are valued at market value in accordance with procedures established by the Board of Trustees.  Any other securities and other assets for which market quotations are not readily available are valued in good faith in a manner determined by the Board of Trustees best to reflect their full value.  Short-term instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market value.

Fair valuing of foreign securities may be determined with the assistance of a pricing service using correlations between the movement of prices of such securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant ADRs or futures contracts.  The effect of using fair value pricing is that the Funds’ NAV will reflect the affected portfolio securities’ value as determined in the judgment of the Board or its designee instead of being determined by the market.  Using a fair value pricing methodology to price securities may result in a value that is different from a security’s most recent closing price and from the prices used by other investment companies to calculate their NAVs.

ADDITIONAL INFORMATION ABOUT DISTRIBUTIONS AND TAXES

The following is intended as a summary of additional federal income and excise tax considerations generally affecting the Funds and their U.S. shareholders that are not described in the Fund Prospectus.  No attempt is made to present a detailed explanation of the tax treatment of any Fund or its shareholders, and the discussions here and in the Fund Prospectus are not intended as substitutes for careful tax planning.  Accordingly, shareholders of the Funds are urged to consult their tax advisors with specific reference to their own tax circumstances.  Special tax considerations may apply to certain types of investors subject to special treatment (including, for example, insurance companies, banks and tax-exempt organizations, and foreign persons) under the Code.  In addition, the tax discussion in the Fund Prospectus and this SAI is based on tax law in effect on the date of the Fund Prospectus and this SAI; such laws may be changed by legislative, judicial, or administrative action, sometimes with retroactive effect.

TAXATION OF THE FUNDS

The Funds intend to continue to qualify for the special tax treatment afforded regulated investment companies (“RICs”) under the Code.  As long as a Fund so qualifies, the Fund will not be subject to Federal income tax on the part of its net ordinary income and net realized capital gains that it distributes to shareholders, provided it distributes with respect to each taxable year at least 90% of the sum of the Fund’s investment company taxable income (determined without regard to the dividends paid deduction) and net tax-exempt interest income, if any, for such year.  If a Fund failed to qualify as a RIC in any fiscal year, it would be treated as a corporation for federal income tax purposes.  As such, the Fund would be required to pay income taxes on its net investment income and net realized capital gains, if any, at the rates generally applicable to corporations.  Shareholders of a Fund that did not qualify as a RIC would not be liable for income tax on the Fund’s net investment income or net realized capital gains in their individual capacities.  Distributions to shareholders, whether from the Fund’s net investment income or net realized capital gains, would be treated as taxable dividends to the extent of accumulated earnings and profits of the Fund.

To qualify as a RIC, a Fund must, among other things: (1) derive in each taxable year (the “gross income test”) at least 90% of its gross income from (a) dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stocks, securities or foreign currencies or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stocks, securities or currencies, and (b) net income from interests in “qualified publicly traded partnerships” (“QPTPs”) (as defined in the Code); and (2) diversify its holdings (the “asset diversification test”) so that, at the end of each quarter of the taxable year, (a) at least 50% of the market value of the Fund’s assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other RICs, and other securities that, in respect of any one issuer, represent not more than 5% of the value of the Fund’s total assets nor more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund’s total assets is invested in the securities (other than U.S. Government securities or the securities of other RICs) of a single issuer, two or more issuers that the Fund controls and that are engaged in the same, similar or related trades or businesses, or one or more QPTPs.

Pursuant to the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”), a RIC that fails the gross income test for a taxable year is nevertheless considered to have satisfied the test for such year if (1) the RIC satisfies certain procedural requirements, and (2) the RIC’s failure to satisfy the gross income test is due to reasonable cause and not due to willful neglect.  However, in such case, a tax is imposed on the RIC for the taxable year in which, absent the application of the above cure provision, it would have failed the gross income test equal to the amount by which (a) the RIC’s non-qualifying gross income exceeds (b) one-ninth of the RIC’s qualifying gross income, each as determined for purposes of applying the gross income test for such year.

Also pursuant to the Modernization Act, a RIC that fails the asset diversification test as of the end of a quarter is nevertheless considered to have satisfied the test as of the end of such quarter in the following circumstances.  If the RIC’s failure to satisfy the asset diversification test at the end of the quarter is due to the ownership of assets the total value of which does not exceed the lesser of (1) one percent of the total value of the RIC’s assets at the end of such quarter and (2) $10,000,000 (a “de minimis failure”), the RIC is considered to have satisfied the asset diversification test as of the end of such quarter if, within six months of the last day of the quarter in which the RIC identifies that it failed the asset diversification test (or such other prescribed time period), the RIC either disposes of assets in order to satisfy the asset diversification test, or otherwise satisfies the asset diversification test.

In the case of a failure to satisfy the asset diversification test at the end of a quarter under circumstances that do not constitute a de minimis failure, a RIC is nevertheless considered to have satisfied the asset diversification test as of the end of such quarter if (1) the RIC satisfies certain procedural requirements, (2) the

RIC’s failure to satisfy the asset diversification test is due to reasonable cause and not due to willful neglect, and (3) within six months of the last day of the quarter in which the RIC identifies that it failed the asset diversification test (or such other prescribed time period), the RIC either disposes of the assets that caused the asset diversification failure, or otherwise satisfies the asset diversification test.  However, in such case, a tax is imposed on the RIC, at the highest rate of tax applicable to corporations (currently 35%), on the net income generated by the assets that caused the RIC to fail the asset diversification test during the period for which the asset diversification test was not met.  In all events, however, such tax will not be less than $50,000.

The Code imposes a 4% nondeductible excise tax on a RIC to the extent the RIC does not distribute by the end of any calendar year at least 98% of its ordinary income for that year and 98.2% of its capital gain net income (both long- and short-term) for the one-year period ending, as a general rule, on October 31 of that year.  For this purpose, however, any income or gain retained by the RIC that is subject to corporate income tax is considered to have been distributed by year-end.  In addition, the minimum amount that must be distributed in any year to avoid the excise tax is increased or decreased to reflect any under distribution or over distribution, as the case may be, from the previous year.  Each Fund anticipates that it will pay such dividends and will make such distributions as are necessary in order to avoid the application of this tax.

FUND DISTRIBUTIONS

Each Fund, except the Total Return Fund, the Equity and Income Fund, the Balanced Fund, the Core Bond Fund, and the Gas Utility Fund, declares and pays any dividends from its net investment income, if any, annually.  The Total Return Fund, the Equity and Income Fund, the Balanced Fund, and the Gas Utility Fund declare and pay any such dividend quarterly.  The Hennessy Core Bond Fund declares and pays any such dividends monthly.  Each Fund intends to distribute substantially all of its net investment income and net capital gains each fiscal year.  Dividends paid by a Fund from its ordinary income or from an excess of net realized short-term capital gains over net long-term capital losses (together referred to hereafter as “ordinary income dividends”) are taxable to shareholders as ordinary income.  Distributions made from a Fund’s net realized capital gains are taxable to shareholders as capital gains, regardless of the length of time the shareholder has owned Fund shares.  Not later than 60 days after the close of its taxable year, each Fund will provide its shareholders with a written notice designating the amounts of any ordinary income dividends or capital gains dividends.  Distributions in excess of a Fund’s earnings and profits will first reduce the adjusted tax basis of a holder’s shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming the shares are held as a capital asset).

The determination of whether a distribution is from capital gains is generally made taking into account available net capital loss carryforwards, if any.  Under the Modernization Act, if a RIC has a “net capital loss” (that is, capital losses in excess of capital gains) for a taxable year, that portion of the RIC’s net capital loss consisting of the excess (if any) of the RIC’s net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the RIC’s next taxable year, and that portion of the RIC’s net capital loss consisting of the excess (if any) of the RIC’s net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the RIC’s next taxable year.

Under the Modernization Act, each Fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment (December 22, 2010) for an unlimited period.  However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date.  As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused.  Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

At October 31, 2014, the following Funds had capital loss carryforwards that expire as follows:

Cornerstone Growth Fund	$2,080,428	10/31/16
	$146,945,544	10/31/17
Cornerstone Mid Cap 30 Fund	$987,344	10/31/16
Cornerstone Large Growth Fund	$2,030,506	10/31/16
Cornerstone Value Fund	$23,407,097	10/31/17
Technology Fund	$632,559	10/31/17
Japan Fund	$4,786,618	10/31/15
	$6,231,544	10/31/16
	$15,450,664	10/31/17
	$6,121,138	10/31/18
	$417,070	Indefinite ST
	$173,232	Indefinite LT

At October 31, 2014, the Focus Fund, the Large Value Fund, the Total Return Fund, the Equity and Income Fund, the Balanced Fund, the Core Bond Fund, the Gas Utility Fund, the Small Cap Financial Fund, the Large Cap Financial Fund and the Japan Small Cap Fund had no tax basis capital losses to offset future capital gains.

Dividends are taxable to shareholders even if they are reinvested in additional shares of a Fund.  A portion of the ordinary income dividends paid by Fund may be eligible for the 70% dividends received deduction allowed to corporations under the Code, if certain requirements are met.  If a Fund pays a dividend in January that was declared in the previous October, November, or December to shareholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by its shareholders on December 31 of the year in which such dividend was declared.

Beginning in 2013, a 3.8% Medicare contribution tax is imposed on net investment income, including interest, dividends, and capital gain, of U.S. individuals with income exceeding $200,000 (or $250,000 if married filing jointly), and of estates and trusts.

Under the Foreign Account Tax Compliance Act (“FACTA”), a Fund may be required to withhold a generally nonrefundable 30% tax on distributions of investment company taxable income paid after June 30, 2014 and distributions of net capital gain and the gross proceeds of a redemption of Fund shares paid after December 31, 2016 to (i) certain “foreign financial institutions” unless such foreign financial institution agrees to verify, monitor, and report to the IRS the identity of certain of its accountholders, among other things, and (ii) certain “non-financial foreign entities” unless such entity certifies to the Fund that it does not have any substantial U.S. owners or provides the name, address, and taxpayer identification number of each substantial U.S. owner, among other things.  This FATCA withholding tax could also affect a Fund’s return on its investments in foreign securities or affect a shareholder’s return if the shareholder holds its Fund shares through a foreign intermediary.

SALE OR REDEMPTION OF SHARES

Redemptions and exchanges of a Fund’s shares are taxable events, and, accordingly, shareholders may realize gains or losses on such events.  (However, a conversion from Investor Class shares to Institutional Class shares or from Institutional Class shares to Investor Class shares in the same Fund is not a taxable transaction.)  A loss realized on a sale or exchange of shares of a Fund will be disallowed if other Fund shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of.  In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.  Any loss upon the sale or exchange of Fund shares held for six months or less that is not disallowed will be treated as long-term capital loss to the extent of any capital gains distributions received by the shareholder with respect to such shares.

Income received by a Fund with respect to foreign securities may give rise to withholding and other taxes imposed by foreign countries.  Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes.  A Fund may be eligible to “pass through” to its investors any such foreign taxes, in which case it is expected that you would be entitled to claim a deduction or credit on account of any such foreign taxes when computing your federal income tax liability.

Under certain provisions of the Code, some shareholders may be subject to a withholding tax at the applicable federal tax rate on reportable dividends, capital gains distributions, and redemption payments (“backup withholding”).  Generally, shareholders subject to backup withholding will be those for whom a certified taxpayer identification number is not on file with the Hennessy Funds or who, to the knowledge of the Hennessy Funds, have furnished an incorrect number.  When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding.

NATURE OF THE FUNDS’ INVESTMENTS

Certain of the Funds’ investments and investment practices are subject to special provisions of the Code that, among other things, may defer the use of certain deductions or losses, or accelerate certain income or gains, of a Fund, affect the holding period of assets held by the Fund, or alter the character of the gains or losses realized by the Fund.  These provisions may also require a Fund to recognize income or gain without receiving cash with which to make distributions in the amounts necessary to satisfy the requirements for maintaining regulated investment company status and for avoiding income and excise taxes.

Gain or loss, if any, realized by a Fund from certain financial futures or forward contracts and options transactions (“Section 1256 contracts”) will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. Gain or loss will arise upon exercise or lapse of such Section 1256 contract as well as from closing transactions.  In addition, any Section 1256 contracts remaining unexercised at the end of a Fund’s taxable year will be treated as sold for its then fair market value, resulting in additional gain or loss to the Fund characterized in the manner described above.

Offsetting positions held by a Fund involving certain financial futures or forward contracts or options transactions with respect to actively traded personal property may be considered, for tax purposes, to constitute “straddles.”  To the extent the straddle rules apply to positions established by the Fund, losses realized by the Fund may be deferred to the extent of unrealized gain in the offsetting position. In addition, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gains on straddle positions may be treated as short-term capital gains or ordinary income.  Certain of the straddle positions held by the Fund may constitute “mixed straddles.”  The Fund may make one or more elections with respect to the treatment of “mixed straddles,” resulting in different tax consequences.  In certain circumstances, the provisions governing the tax treatment of straddles override or modify certain of the provisions discussed above.

If a Fund either (1) holds an appreciated financial position with respect to stock, certain debt obligations, or partnership interests (“appreciated financial position”) and then enters into a short sale, futures, forward, or offsetting notional principal contract (collectively, a “Contract”) with respect to the same or substantially identical property or (2) holds an appreciated financial position that is a Contract and then acquires property that is the same as, or substantially identical to, the underlying property, the Fund generally will be taxed as if the appreciated financial position were sold at its fair market value on the date the Fund enters into the financial position or acquires the property, respectively.  Any gains on forward currency contracts, which are marked-to-market daily, are treated as ordinary income.

If a Fund enters into certain derivatives (including forward contracts, long positions under notional principal contracts, and related puts and calls) with respect to equity interests in certain pass-thru entities (including other regulated investment companies, real estate investment trusts, partnerships, real estate mortgage investment conduits and certain trusts and foreign corporations), long-term capital gain with respect to the derivative may be recharacterized as ordinary income to the extent it exceeds the long-term capital gain that would have been realized had the interest in the pass-thru entity been held directly by the Fund during the term of the derivative contract.  Any gain recharacterized as ordinary income will be treated as accruing at a constant rate over the term of the derivative contract and may be subject to an interest charge.  The Treasury has authority to issue regulations expanding the application of these rules to derivatives with respect to debt instruments and/or stock in corporations that are not pass-thru entities.

Investment by a Fund in securities issued or acquired at a discount, or providing for deferred interest or for payment of interest in the form of additional obligations, could under special tax rules affect the amount, timing and character of distributions to shareholders by causing the Fund to recognize income prior to the receipt of cash payments.  For example, a Fund could be required each year to accrue a portion of the discount (or deemed discount) at which the securities were issued and to distribute such income in order to maintain its qualification as a regulated investment company.  In such case, the Fund may have to dispose of securities that it might otherwise have continued to hold in order to generate cash to satisfy the distribution requirements.

If a Fund invests in an entity that is classified as a “passive foreign investment company” (“PFIC”) for federal income tax purposes, the operation of certain provisions of the Code applying to PFICs could result in the imposition of certain federal income taxes on the Fund.  A Fund may elect to mark-to-market its PFIC holdings and therefore may be required to make distributions to shareholders even though it has not disposed of such holdings.  In addition, gain realized from the sale or other disposition of PFIC securities may be treated as ordinary income.  Dividends from a Fund that are attributable to dividends from a PFIC are not eligible for taxation to U.S. individual shareholders at preferential dividend tax rates discussed above.

If more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of the stock or securities of foreign corporations, or, as provided in the Modernization Act, if at least 50% of the value of a Fund’s total assets at the close of each quarter of its taxable year is represented by interests in other RICs, the Fund may elect to “pass through” to its shareholders the amount of foreign income taxes paid by the Fund.  Pursuant to such election, shareholders would be required (1) to include in gross income, even though not actually received, their respective pro rata shares of the foreign taxes paid by the Fund, (2) treat their income from the Fund as being from foreign sources to the extent that the Fund’s income is from foreign sources, and (3) either to deduct their pro rata share of foreign taxes in computing their taxable income, or to use it as a foreign tax credit against federal income (but not both).  No deduction for foreign taxes could be claimed by a shareholder who does not itemize deductions.

THE FOREGOING IS ONLY A SUMMARY OF MATERIAL FEDERAL TAX CONSEQUENCES AFFECTING THE FUNDS AND THEIR SHAREHOLDERS.  SHAREHOLDERS ARE ADVISED TO CONSULT THEIR OWN TAX ADVISERS WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO THEM OF INVESTMENT IN THE FUNDS.

DESCRIPTION OF SECURITIES RATINGS

The NRSROs that may be utilized by the Manager with regard to portfolio investments for the Funds include Moody’s, Standard & Poor’s (sometimes referred to as “S&P”), Duff & Phelps, Inc. (“Duff”), Fitch Investors Service, Inc. (“Fitch”), IBCA Limited and its affiliate, IBCA Inc. (collectively, “IBCA”), and Thompson BankWatch, Inc. (“TBW”).  Set forth below is a description of the relevant ratings of each such NRSRO.  The NRSROs that may be utilized by the Manager and the description of each NRSRO’s ratings is as of the date of this SAI, and may subsequently change.

DEFINITIONS OF CERTAIN MONEY MARKET INSTRUMENTS

COMMERCIAL PAPER.  Commercial paper consists of unsecured promissory notes issued by corporations.  Issues of commercial paper normally have maturities of less than nine months and fixed rates of return.

CERTIFICATES OF DEPOSIT.  Certificates of Deposit are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return.

BANKERS’ ACCEPTANCES.  Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity.

U.S. TREASURY OBLIGATIONS.  U.S. Treasury Obligations are obligations issued or guaranteed as to payment of principal and interest by the full faith and credit of the U.S. Government.  These obligations may include Treasury bills, notes and bonds, and issues of agencies and instrumentalities of the U.S. Government, provided such obligations are guaranteed as to payment of principal and interest by the full faith and credit of the U.S. Government.

U.S. GOVERNMENT AGENCY AND INSTRUMENTALITY OBLIGATIONS.  Obligations issued by agencies and instrumentalities of the U.S. Government include such agencies and instrumentalities as the Government National Mortgage Association, the Export-Import Bank of the United States, the Tennessee Valley Authority, the Farmers Home Administration, the Federal Home Loan Banks, the Federal Intermediate Credit Banks, the Federal Farm Credit Banks, the Federal Land Banks, the Federal Housing Administration, the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, and the Student Loan Marketing Association.  Some of these obligations, such as those of the Government National Mortgage Association are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality.  No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law.  A Fund will invest in the obligations of such instrumentalities only when the investment adviser believes that the credit risk with respect to the instrumentality is minimal.

COMMERCIAL PAPER RATINGS

STANDARD & POOR’S COMMERCIAL PAPER RATINGS.  A Standard & Poor’s commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.  Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest.  These categories are as follows:

A-1.  the highest category indicates that the degree of safety regarding timely payment is strong.  Those issuers determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2.  Capacity for timely payment on issues with this designation is satisfactory.  However, the relative degree of safety is not as high as for issuers designated “A-1.”

A-3.  Issues carrying this designation have adequate capacity for timely payment.  They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying a higher designation.

SHORT-TERM DEBT RATINGS

MOODY’S SHORT-TERM DEBT RATINGS.  Moody’s short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations that have an original maturity not exceeding one year.  Obligations relying upon support mechanisms such as letters-of-credit and bonds of indemnity are excluded unless explicitly rated.

Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Prime-1.  Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations.  Prime-1 repayment ability will often be evidenced by many of the following characteristics:

•	Leading market positions in well-established industries.

•	High rates of return on funds employed.

•	Conservative capitalization structure with moderate reliance on debt and ample asset protection.

•	Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

•	Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2.  Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations.  This will normally be evidenced by many of the characteristics cited above but to a lesser degree.  Earnings trends and coverage ratios, while sound, may be more subject to variation.  Capitalization characteristics, while still appropriate, may be more affected by external conditions.  Ample alternate liquidity is maintained.

Prime-3.  Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations.  The effect of industry characteristics and market composition may be more pronounced.  Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage.  Adequate alternate liquidity is maintained.

DUFF’S SHORT-TERM DEBT RATINGS.  Duff’s description of its five highest short-term debt ratings (Duff incorporates gradations of “1+” (one plus) and “1-” (one minus) to assist investors in recognizing quality differences within the highest rating category):

Duff 1+.  Highest certainty of timely payment.  Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

Duff 1.  Very high certainty of timely payment.  Liquidity factors are excellent and supported by good fundamental protection factors.  Risk factors are minor.

Duff 1-.  High certainty of timely payment.  Liquidity factors are strong and supported by good fundamental protection factors.  Risk factors are very small.

Duff 2.  Good certainty of timely payment.  Liquidity factors and company fundamentals are sound.  Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good.  Risk factors are small.

Duff 3.  Satisfactory liquidity and other protection factors qualify issue as to investment grade. .Risk factors are larger and subject to more variation.  Nevertheless, timely payment is expected.

FITCH’S SHORT-TERM DEBT RATINGS.  Fitch’s description of its four highest short-term debt ratings:

F-1+.  Exceptionally Strong Credit Quality.  Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1.  Very Strong Credit Quality.  Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

F-2.  Good Credit Quality.  Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ or F-1 ratings.

F-3.  Fair Credit Quality.  Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could cause these securities to be rated below investment grade.

IBCA’S SHORT-TERM DEBT RATINGS.  IBCA’s description of its three highest short-term debt ratings:

A+.  Obligations supported by the highest capacity for timely repayment.

A1.  Obligations supported by a very strong capacity for timely repayment.

A2.  Obligations supported by a strong capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

THOMPSON BANKWATCH RATINGS. Thompson BankWatch, Inc. ratings are based upon a qualitative and quantitative analysis of all segments of the organization including, where applicable, holding company and operating subsidiaries.

TBW Ratings do not constitute a recommendation to buy or sell securities of any of these companies.  Further, TBW does not suggest specific investment criteria for individual clients.  The TBW Short-Term Ratings apply to commercial paper, other senior short-term obligations and deposit obligations of the entities to which the rating has been assigned.  The TBW Short-Term Ratings apply only to unsecured instruments that have a maturity of one year or less.  The TBW Short-Term Ratings specifically assess the likelihood of an untimely payment of principal or interest.

TBW-1.  The highest category; indicates a very high degree of likelihood that principal and interest will be paid on a timely basis.

TBW-2.  The second highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated “TBW-1.”

TBW-3.  The lowest investment grade category; indicates that while more susceptible to adverse developments (both internal and external) than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.

TBW-4.  The lowest rating category; this rating is regarded as non-investment grade and, therefore, speculative.

LONG-TERM DEBT RATINGS

MOODY’S LONG-TERM DEBT RATINGS.  Description of the five highest long-term debt ratings by Moody’s (Moody’s applies numerical modifiers (e.g., 1, 2, and 3) in each rating category to indicate the security’s ranking within the category):

Aaa.  Bonds that are rated Aaa are judged to be of the best quality.  They carry the smallest degree of investment risk and are generally referred to as “gilt edged.”  Interest payments are protected by a large or by an exceptionally stable margin and principal is secure.  While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa.  Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds.  They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risk appear somewhat larger than in Aaa securities.

A.  Bonds that are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations.  Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment some time in the future.

Baa.  Bonds that are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured.  Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.  Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba.  Bonds that are rated Ba are judged to have speculative elements, i.e., their future cannot be considered as well assured.  Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times in the future.  Uncertainty of position characterizes bonds in this class.

S&P’S LONG-TERM DEBT RATINGS.  Description of the five highest long-term debt ratings by S&P (S&P may apply a plus (+) or minus (-) to a particular rating classification to show relative standing within that classification):

AAA.  Debt rated AAA has the highest rating assigned by S&P.  Capacity to pay interest and repay principal is extremely strong.

AA.  Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A.  Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB.  Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal.  Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB.  Debt rated BB is regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation.  While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.

DUFF’S LONG-TERM DEBT RATINGS.  Description of the three highest long-term debt ratings by Duff:

AAA.  Highest credit quality.  The risk factors are negligible being only slightly more than for risk-free U.S. Treasury debt.

AA+, AA, AA-.  High credit quality protection factors are strong.  Risk is modest but may vary slightly from time to time because of economic conditions.

A+, A, A-.  Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

FITCH’S LONG-TERM DEBT RATINGS.  Description of the three highest long-term debt ratings by Fitch (plus or minus signs are used with a rating symbol to indicate the relative position of the credit within the rating category):

AAA.  Bonds considered to be investment grade and of the highest credit quality.  The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA.  Bonds considered to be investment grade and of very high credit quality.  The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated “AAA.”  Because bonds rated in the “AAA” and “AA” categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issues is generally rated “[-]+.”

A.  Bonds considered to be investment grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

IBCA’S LONG-TERM DEBT RATINGS.  IBCA’s description of its three highest long-term debt ratings:

AAA.  Obligations for which there is the lowest expectation of investment risk.  Capacity for timely repayment of principal and interest is substantial.  Adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly.

AA.  Obligations for which there is a very low expectation of investment risk.  Capacity for timely repayment of principal and interest is substantial.  Adverse changes in business, economic, or financial conditions may increase investment risk albeit not very significantly.

A.  Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.

ANTI-MONEY LAUNDERING PROGRAM

The Funds have established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”).  To ensure compliance with this law, the Funds’ Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program, and an independent audit function to determine the effectiveness of the Program.

Procedures to implement the Program include, but are not limited to, determining that the Fund’s Distributor and Transfer Agent have established proper anti-money laundering procedures, reporting suspicious or fraudulent activity, and a complete and thorough review of all new opening account applications.  No Fund will transact business with any person or entity whose identity cannot be adequately verified under the provision of the USA PATRIOT Act.

As a result of the Program, the Funds may be required to “freeze” the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Funds may be required to transfer the account or proceeds of the account to a governmental agency.

OTHER INFORMATION

DISTRIBUTION PLANS

The Board of Trustees has adopted a separate Distribution Plan (each, a “Plan”) on behalf of the Investor Class shares of the Focus Fund, the Total Return Fund, the Equity and Income Fund, the Balanced Fund, the Core Bond Fund, the Gas Utility Fund, the Small Cap Financial Fund, the Large Cap Financial Fund, and the Technology Fund (each, a “12b-1 Fund”) pursuant to Rule 12b-1 under the 1940 Act.  The Plans were adopted in anticipation that the 12b-1 Funds will benefit from the Plans through increased sales of shares, thereby reducing each 12b-1 Fund’s expense ratio and providing the Manager with an asset size that allows greater flexibility in management.  The Plans authorize payments by the 12b-1 Funds in connection with the distribution of their shares at an annual rate, as determined from time to time by the Board of Trustees, of up to 0.25% of the average daily net assets of the 12b-1 Funds.  Despite the currently set rate, pursuant to previous shareholder approval, the Board of Trustees is authorized to set the annual rate of all 12b-1 Funds at 0.25%.  Amounts paid under a Plan by a 12b-1 Fund may be spent by the 12b-1 Fund on any activities or expenses primarily intended to result in the sale of shares of the 12b-1 Fund, including but not limited to, advertising, compensation for sales and marketing activities of financial institutions and others such as dealers and distributors, shareholder account servicing, the printing and mailing of prospectuses to other than current shareholders, and the printing and mailing of sales literature.  Amounts may also be spent on the cost of implementing and operating the Plan and the payment of capital or other expenses of associated equipment, rent, salaries, bonuses, interest, and other overhead costs.  A 12b-1 Fund may reimburse the Distributor for expenses it pays on behalf of such 12b-1 Fund that are eligible to be paid under the applicable Plan.  To the extent any activity is one that a 12b-1 Fund may finance without a plan pursuant to Rule 12b-1, the 12b-1 Fund may also make payments to finance such activity outside of a Plan and not subject to its limitations.

The Plan for a particular 12b-1 Fund may be terminated by such 12b-1 Fund at any time by a vote of the Trustees who are not interested persons of HFT and who have no direct or indirect financial interest in such Plan or any agreement related thereto (the “Rule 12b-1 Trustees”) or by a vote of a majority of the outstanding shares of such 12b-1 Fund.  Any change in the Plan for a particular 12b-1 Fund that would materially increase the distribution expenses of such 12b-1 Fund provided for in such Plan requires approval of the Board of Trustees, including the Rule 12b-1 Trustees, and a majority of the applicable 12b-1 Fund’s shareholders.

While the Plans are in effect, the selection and nomination of Trustees who are not interested persons of HFT will be committed to the discretion of the Trustees of HFT who are not interested persons of HFT.  The Board of Trustees must review the amount and purposes of expenditures pursuant to the Plans quarterly as reported to it by the Distributor, if any, or officers of HFT.  The Plans will continue in effect for as long their continuance is specifically approved at least annually by the Board of Trustees, including the Rule 12b-1 Trustees.

For the fiscal year ended October 31, 2014, the following amounts were paid by each 12b-1 Fund, other than the Gas Utility Fund which was not effective as a 12b-1 Fund for the fiscal year ended October 31, 2014, under a Plan with respect to Investor Class shares:

Fund	Amount Paid
Focus Fund	$2,996,786
Total Return Fund	$128,971
Balanced Fund	$18,186
Equity and Income Fund	$624,882
Core Bond Fund	$7,462

Fund	Amount Paid
Small Cap Financial Fund	$554,612
Large Cap Financial Fund	$253,231
Technology Fund	$12,503

For the fiscal year ended October 31, 2014, the 12b-1 Funds’, other than the Gas Utility Fund which was not effective as a 12b-1 Fund for the fiscal year ended October 31, 2014, incurred the following expenses with respect to Investor Class shares.  “Other” distribution expenses identified below include administrative, legal, financial management, and sales support expenses of the 12b-1 Funds.

Fund	Sales Material and Advertising	Printing and Mailing Prospectuses to other than Current Shareholders	Compensation to Sales Personnel and Broker-Dealers	Other	Approximate Total Amount Spent With Respect to Each Fund
Focus Fund	$268,554	$0	$104,132	$2,624,100	$2,996,786
Total Return Fund	$61,783	$0	$5,661	$61,527	$128,971
Balanced Fund	$8,809	$0	$685	$8,692	$18,186
Equity and Income Fund	$60,417	$0	$20,388	$544,077	$624,882
Core Bond Fund	$1,648	$0	$399	$5,415	$7,462
Small Cap Financial Fund	$50,275	$0	$16,520	$487,817	$554,612
Large Cap Financial Fund	$19,077	$0	$5,725	$228,429	$253,231
Technology Fund	$1,652	$0	$385	$10,466	$12,503

SHAREHOLDER SERVICES AGREEMENTS

As of March 1, 2015, all of the Funds will have entered into a Servicing Agreement with the Manager (“Servicing Agreement”).  Pursuant to the Servicing Agreement, the Manager will provide administrative support services to the Funds consisting of:

•	maintaining an “800” number that current shareholders may call to ask questions about the Funds or their accounts;

•	assisting shareholders in processing exchange and redemption requests;

•	assisting shareholders in changing dividend options, account designations and addresses;

•	responding generally to shareholder questions; and

•	providing such other similar services as may be requested.

For such services, each Fund pays an annual service fee to the Manager equal to 0.10% of the average daily net assets of its Investor Class shares.  The Institutional Class shares of the Funds are not subject to this servicing fee.

During the fiscal years ended October 31, 2014, 2013, and 2012, each of the Funds identified below paid the following fees to the Manager pursuant to the Servicing Agreement (the Funds not included in the table below did not have a Servicing Agreement with the Manager during the relevant time period(s)).

	Fiscal Year Ended October 31, 2014	Fiscal Year Ended October 31, 2013	Fiscal Year Ended October 31, 2012
Cornerstone Growth Fund	$221,592	$257,378	$214,761
Cornerstone Mid Cap 30 Fund	$194,841	$152,159	$139,469
Cornerstone Large Growth Fund	$98,700	$81,066	$76,989
Cornerstone Value Fund	$142,812	$130,928	$121,418
Large Value Fund	$147,913	$135,573	$125,342
Total Return Fund	$85,981	$81,196	$70,834
Balanced Fund	$12,124	$14,166	$22,814
Japan Fund	$32,499	$20,032	$10,851
Japan Small Cap Fund	$17,452	$14,286	$14,980

The Servicing Agreement may be terminated with respect to each of the Funds by either party thereto upon 60 days’ written notice to the other party, and will be terminated if its continuance is not approved with respect to such Fund at least annually by a majority of those Trustees who are not parties thereto or “interested persons” (as defined in the 1940 Act) of any such party.

DESCRIPTION OF SHARES

Each Fund’s authorized capital consists of an unlimited number of shares of beneficial interest, having no par value (the “Shares”).  Shareholders are entitled to (i) one vote per full Share, (ii) such distributions as may be declared by the Board of Trustees out of funds legally available, and (iii) upon liquidation, to participate ratably in the assets available for distribution.  There are no conversion or sinking fund provisions applicable to the Shares, and the holders have no preemptive rights and may not cumulate their votes in the election of Trustees.  Consequently, the holders of more than 50% of the Shares voting for the election of Trustees can elect all the Trustees, and in such event, the holders of the remaining Shares voting for the election of Trustees will not be able to elect any persons as Trustees.  As indicated above, the Funds do not anticipate holding an annual meeting in any year in which the election of Trustees is not required to be acted on by shareholders under the 1940 Act.

The Shares are redeemable and are transferable.  All Shares issued and sold by the Funds will be fully paid and nonassessable.  Fractional Shares entitle the holder of the same rights as whole Shares.

Pursuant to the Trust Instrument, the Trustees may establish and designate one or more separate and distinct series of Shares, each of which shall be authorized to issue an unlimited number of Shares.  In addition, the Trustees may, without obtaining any prior authorization or vote of shareholders, redesignate or reclassify any issued Shares of any series.  In the event that more than one series is established, each Share outstanding, regardless of series, would still entitle its holder to one vote.  As a general matter, Shares would be voted in the aggregate and not by series, except where class voting would be required by the 1940 Act (e.g., change in investment policy or approval of an investment advisory agreement).  All consideration received from the sale of Shares of any series, together with all income, earnings, profits and proceeds thereof, would belong to that series and would be charged with the liabilities in respect of that series and of that series’ share of the general liabilities of the applicable Fund, as the case may be, in the proportion that the total net assets of the series bear to the total net assets of all series.  The net asset value of a Share of any series would be based on the assets belonging to that series less the liabilities charged to that series, and dividends could be paid on Shares of any series only out of lawfully available assets belonging to that series.  In the event of liquidation or dissolution of a Fund, the shareholders would be entitled to the assets belonging to that Fund.

Each of the following Funds offer both Investor Class Shares and Institutional Class Shares (each, a “Class”): the Cornerstone Growth Fund, the Focus Fund, the Cornerstone Mid Cap 30 Fund, the Cornerstone Large Growth Fund, the Cornerstone Value Fund, the Large Value Fund, the Equity and Income Fund, the Core Bond Fund, the Small Cap Financial Fund, the Large Cap Financial Fund, the Technology Fund, the Japan Fund and the Japan Small Cap Fund.  The Investor Class Shares and Institutional Class Shares represent an interest in the same assets of the Fund, have the same rights and are identical in all material respects except that (1) Investor Class Shares may bear distribution fees and Institutional Class Shares are not subject to such fees, (2) Investor Class Shares bear shareholder servicing fees payable to the Manager and Institutional Class Shares are not subject to such fees, (3) Institutional Class Shares are available only to shareholders who invest directly in a Fund, or who invest through a broker-dealer, financial institution, or servicing agent that has entered into appropriate arrangements with a Fund and provides services to the Fund, (4) Institutional Class Shares have a higher minimum initial investment, and (5) the Board of Trustees may elect to have certain expenses specific to the Investor Class Shares or Institutional Class Shares be borne solely by the Class to which such expenses are attributable, but any expenses not specifically allocated to the Investor Class Shares or Institutional Class Shares shall be allocated to each such Class on the basis of the net asset value of that Class in relation to the net asset value of the Fund.  The Board of Trustees may classify and reclassify the Shares of the Funds into additional classes of Shares at a future date.

The Trust Instrument contains an express disclaimer of shareholder liability for its acts or obligations and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Funds or their Trustees.  The Trust Instrument provides for indemnification and reimbursement of expenses out of the Funds’ property, as applicable, for any shareholder held personally liable for its obligations.  The Trust Instrument also provides that the Funds shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Funds and satisfy any judgment thereon.

The Trust Instrument further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Trust Instrument protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

SHAREHOLDER MEETINGS

It is contemplated that HFT will not hold an annual meeting of shareholders in any year in which the election of Trustees is not required to be acted on by shareholders under the 1940 Act.  HFT’s Trust Instrument and Bylaws also contain procedures for the removal of Trustees by the HFT’s shareholders.  At any meeting of shareholders, duly called and at which a quorum is present, the shareholders may, by the affirmative vote of the holders of at least two-thirds of the outstanding shares, remove any Trustee or Trustees.

Upon the written request of the holders of shares entitled to not less than 10% of all the votes entitled to be cast at such meeting, the Secretary of HFT shall promptly call a special meeting of shareholders for the purpose of voting upon the question of removal of any Trustee.  Whenever ten or more shareholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either shares having a NAV of at least $25,000 or at least 1% of the total outstanding shares, whichever is less, shall apply to HFT’s Secretary in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures to a request for a meeting as described above and accompanied by a form of communication and request which they wish to transmit, the Secretary shall within five business days after such application either (1) afford to such applicants access to a list of the names and addresses of all shareholders as recorded on the books of HFT or (2) inform such applicants as to the approximate number of shareholders of record and the approximate cost of mailing to them the proposed communication and form of request.

If the Secretary elects to follow the course specified in clause (2) of the last sentence of the preceding paragraph, the Secretary, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all shareholders of record at their addresses as recorded on the books unless within five business days after such tender the Secretary shall mail to such applicants and file with the SEC, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Trustees to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion.

After opportunity for hearing upon the objections specified in the written statement so filed, the SEC may, and if demanded by the Trustees or by such applicants shall, enter an order either sustaining one or more of such objections or refusing to sustain any of them.  If the SEC shall enter an order refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more of such objections, the SEC shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Secretary shall mail copies of such material to all shareholders with reasonable promptness after the entry of such order and the renewal of such tender.

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted under the provisions of the 1940 Act or applicable state law or otherwise to the holders of the outstanding voting securities of an investment company, such as HSFT, will not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each fund affected by such matter.  Rule 18f-2 further provides that a fund shall be deemed to be affected by a matter unless it is clear that the interests of each fund in the matter are identical or that the matter does not affect any interest of such fund.  The Rule exempts the selection of independent auditors and the election of Trustees from the separate voting requirements of the rule.

REGISTRATION STATEMENT

This SAI and the Fund Prospectus do not contain all the information included in the Registration Statement filed with the SEC under the 1933 Act with respect to the securities offered by the Fund Prospectus.  The Registration Statement, including the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C.

Statements contained in this SAI and the Fund Prospectus as to the contents of any contract or other document are not complete and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which this SAI and the Fund Prospectus form a part, each such statement being qualified in all respects by such reference.

COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The law firm of Foley & Lardner LLP, 777 East Wisconsin Avenue, Milwaukee, Wisconsin 53202-5306, serves as counsel to the Funds.  KPMG LLP, 777 East Wisconsin Avenue, Milwaukee, Wisconsin 53202-5306, serves as the independent registered public accounting firm to certain of the Funds.  Tait, Weller

& Baker LLP, 1818 Market Street, Suite 2400, Philadelphia, Pennsylvania 19103, serves as the independent registered public accounting firm to certain of the Funds.

FINANCIAL STATEMENTS

The following, included in the annual reports, dated October 31, 2014, of Hennessy Funds Trust (File No. 811-07168), as filed with the Securities and Exchange Commission on January 8, 2015, are incorporated by reference into this Statement of Additional Information:

•	Statements of Assets and Liabilities
•	Statements of Operations
•	Statement of Cash Flows (Total Return Fund only)
•	Statements of Changes in Net Assets
•	Financial Highlights
•	Schedules of Investments
•	Notes to the Financial Statements
•	Reports of Independent Registered Public Accounting Firms